SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ]  Preliminary Proxy Statement
          [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     [X]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ]  Soliciting Material Pursuant to   240.14a-11(c) or   240.14a-12

                            AMERICAN ITALIAN PASTA COMPANY
          ------------------------------------------------------------------
                   (Name of Registrant as Specified In Its Charter)

                                    not applicable
          ------------------------------------------------------------------
                      (Name of Person(s) Filing Proxy Statement
                            if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [  ] Fee  computed on table  below per  Exchange Act Rules  14a-6(i)(1) and
     0-11.

     1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

     ------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

     ------------------------------------------------------------------


     ------------------------------------------------------------------

     5) Total fee paid:

     ------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     ------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

     1000 Italian Way
     Excelsior Springs, Missouri 64024



                            AMERICAN ITALIAN PASTA COMPANY


                              NOTICE AND PROXY STATEMENT


                                         FOR


                          THE ANNUAL MEETING OF STOCKHOLDERS


                                      TO BE HELD


                                   FEBRUARY 4, 1999




                               YOUR VOTE IS IMPORTANT!

           Please mark, date and sign the enclosed proxy card and promptly return it to the Company in the enclosed envelope.




     Mailing of this Notice and Proxy Statement, the accompanying Proxy, and the accompanying 1998 Annual Report, commenced on or about December 28, 1998.

                            AMERICAN ITALIAN PASTA COMPANY
                                   1000 ITALIAN WAY
                          EXCELSIOR SPRINGS, MISSOURI 64024

                                 ___________________

                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 ___________________

          The Annual Meeting of the Stockholders of American Italian Pasta Company, a Delaware corporation ("AIPC"), will be held at The Elms, 401 Regent Street, Excelsior Springs, Missouri, at 1:15 p.m. on February 4, 1999, to consider and vote upon the following:

          1.   Election of three Directors;

          2. Ratification of the Board of Directors' selection of Ernst & Young LLP to serve as AIPC's independent auditors for fiscal year 1999;

          3.   Approval  of  American  Italian   Pasta  Company  Employee  Stock
               Purchase Plan;

          4.   Approval  of American  Italian Pasta  Company  1992 Stock  Option
               Plan;

          5. Approval of American Italian Pasta Company 1993 Nonqualified Stock Option Plan;

          6. Approval of American Italian Pasta Company 1997 Equity Incentive Plan; and

          7. Such other matters as may properly be brought before the Annual Meeting or any adjournment thereof.

     Only stockholders of record at the close of business on December 16, 1998, are entitled to notice of and to vote at this meeting or any adjournment thereof.

                                   By Order of the Board of Directors,


                                   /s/  David E. Watson
                                   Executive Vice President - Operations Support and Technology and Secretary

     The date of this Notice is December 28, 1998.

     Please date, sign and promptly return the enclosed proxy card, regardless of the number of shares you may own and whether or not you plan to attend the meeting in person. You may revoke your proxy and vote your shares in person if revoked in accordance with the procedures described in the attached proxy statement. Please also indicate on your proxy card whether you plan to attend the Annual Meeting.

                            AMERICAN ITALIAN PASTA COMPANY
                                   1000 Italian Way
                          Excelsior Springs, Missouri 64024

                                   PROXY STATEMENT

                                  TABLE OF CONTENTS
                                  -----------------

     General Information . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
     Proposal 1 - Election of Three Directors  . . . . . . . . . . . . . . . . 5
     The Board of Directors  . . . . . . . . . . . . . . . . . . . . . . . . . 6
     Stock Owned Beneficially by Directors,
          Nominees and Certain Executive Officers  . . . . . . . . . . . . . . 7
     Stock Performance Graph . . . . . . . . . . . . . . . . . . . . . . . . . 9
     Management Compensation . . . . . . . . . . . . . . . . . . . . . . . 10-15
     Certain Relationships and Related Transactions  . . . . . . . . . . . .  15
     Proposal 2 - Ratification of the Board of
          Directors' Selection of Independent Auditors . . . . . . . . . . .  16
     Proposal 3 - Approval of the American Italian Pasta
          Company Employee Stock Purchase Plan . . . . . . . . . . . . . . 16-17
     Background for Proposals 4, 5 and 6   . . . . . . . . . . . . . . . . .  18
     Proposal 4 - Approval of the American Italian Pasta
          Company 1992 Stock Option Plan . . . . . . . . . . . . . . . . . 18-19
     Proposal 5 - Approval of the American Italian Pasta
          Company 1993 Nonqualified Stock Option Plan  . . . . . . . . . . 20-21
     Proposal 6 - Approval of the American Italian Pasta
          Company 1997 Equity Incentive Plan . . . . . . . . . . . . . . . 21-23
     Voting and Proxies  . . . . . . . . . . . . . . . . . . . . . . . . . .  24
     Principal Stockholders  . . . . . . . . . . . . . . . . . . . . . . . .  26
     Stockholder Proposals . . . . . . . . . . . . . . . . . . . . . . . . .  26
     Section 16(a) Beneficial Ownership Reporting Compliance . . . . . . . .  27
     Other Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

                                 GENERAL INFORMATION

          This Proxy Statement is being mailed on or about December 28, 1998 to the holders of record at the close of business on December 16, 1998 (the "Record Date") of American Italian Pasta Company's, a Delaware corporation ("AIPC" or the "Company"), Class A Convertible Common Stock, par value $0.001 per share (the "Common Stock"), in connection with the solicitation of proxies by AIPC's Board of Directors for use at the Annual Meeting of Stockholders to be held at The Elms, 401 Regent Street, Excelsior Springs, Missouri, on February 4, 1999, at 1:15 p.m. and any adjournment thereof (the "Annual Meeting"). The Notice of Annual Meeting of Stockholders, AIPC's 1998 Annual Report to Stockholders (the "Annual Report"), and the proxy card accompany this Proxy Statement.

          Attendance at the Annual Meeting of Stockholders is limited to stockholders of record or their proxies, beneficial owners of AIPC's stock having evidence of such ownership and guests of AIPC. Any stockholder or stockholder's representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate in the Annual Meeting may request reasonable assistance or accommodation from AIPC by contacting AIPC's Vice President of Investor Relations at 1000 Italian Way, Excelsior Springs, Missouri 64024, at 816-502-6000. To provide AIPC sufficient time to arrange for reasonable assistance please submit all requests by January 15, 1999.

          AIPC changed its fiscal year end from December 31 to the last Friday of September or the first Friday of October effective beginning with the nine-month fiscal period ended September 27, 1996 and for all subsequent periods. This change resulted in a nine-month fiscal year for 1996, and a 52 or 53-week year for all subsequent fiscal years. The Company's first three fiscal quarters end on the Friday last preceding December 31, March 31 and June 30 or the first Friday of the following month of each quarter. For purposes of this Proxy Statement, the 1998 and 1997 fiscal years are described as having ended September 30.

                       PROPOSAL 1 - ELECTION OF THREE DIRECTORS

          The Board of Directors of AIPC is divided into three classes. The members of each class serve staggered three year terms of office, which results in one class standing for election at each annual meeting of stockholders. The term of office for the directors elected at the Annual Meeting will expire in 2002 or when their successors are elected and qualified.

          Three persons have been nominated by management for election as directors. All three individuals are presently directors of AIPC, all of the nominees have indicated that they are willing and able to serve as directors if elected, and all have consented to being named as nominees in this Proxy Statement. If any nominee should become unable or unwilling to serve, the Proxy Committee intends to vote for one or more substitute nominees chosen by them in their sole discretion. AIPC's Certificate of Incorporation and Bylaws do not have any eligibility requirements for directors.

          As   explained  further  under   "Certain  Relationships  and  Related
     Transactions," the Morgan Stanley Leveraged Equity Fund, L.P. (the "MSLEF"), Morgan Stanley Capital Partners III, L.P. ("MSCP" and collectively with MSLEF "Morgan Stanley") have the right to designate one nominee for director depending on their level of ownership of AIPC's Common Stock. Morgan Stanley has not designated any nominee for this year's election of directors.

          As explained further under "Voting and Proxies," Directors are elected by the affirmative vote of the plurality of the shares of Common Stock present at the Annual Meeting that are entitled to vote on the election of directors, assuming a quorum.

     Nominees for Director to Serve Until the Annual Meeting of Stockholders in 2002.

          JONATHAN E. BAUM, age 38, has served as a Director of the Company since 1994. Mr. Baum is also a director of George K. Baum Merchant Banc, L.L.C. He has been the Chairman and Chief Executive Officer of George K. Baum & Company, an investment banking firm, since 1994. Previously, he had been a Vice President with Salomon Brothers Inc.

          ROBERT H. NIEHAUS, age 43, has served as a Director of the Company since 1992. He has been a Managing Director of Morgan Stanley & Co. Incorporated since 1990. He is Managing Director and a Director of Morgan Stanley Leveraged Equity Fund II, Inc. and Morgan Stanley Capital Partners III, Inc. He is also a director of Silgan Holdings Inc. and Pagemart Wireless, Inc.

          RICHARD C. THOMPSON, age 47, has served as a Director of the Company since 1986. Since 1993, he has been President and Chief Executive Officer of Thompson's Nutritional Technology, Inc., a pet food producer. He is a co-founder of the Company and served as its President from May 1986 to June 1991.

                         YOUR BOARD RECOMMENDS THAT YOU VOTE
                                        "FOR"
                        THE ELECTION OF MANAGEMENT'S NOMINEES

                                THE BOARD OF DIRECTORS

          The Board of Directors met nine times in fiscal year 1998. The Board meets regularly to review significant developments affecting AIPC and to act on matters requiring Board approval. All directors attended at least seventy-five percent of the meetings of the Board in fiscal year 1998 other than Mr. Thompson who attended six of the nine meetings.

     DIRECTORS SERVING UNTIL THE ANNUAL MEETING OF STOCKHOLDERS IN 2000.

          HORST W. SCHROEDER, age 57, has served as Chairman of the Board of Directors of the Company since June 1991, and as a Director of the Company since August 1990. Since 1990, Mr. Schroeder has been President of HWS & Associates, Inc., a Hilton Head, South Carolina management consulting firm owned by Mr. Schroeder. Prior to founding HWS & Associates, Mr. Schroeder served the Kellogg Company, a manufacturer and marketer of ready-to-eat and other convenience food products, in various capacities for more than 20 years, most recently as President and Chief Operating Officer.

          MARK C. DEMETREE, age 42, has served as a Director of the Company since 1998. Since 1997, he has been Chairman of the Board, President and Chief Executive Officer of US Salt Corporation, which is an investment and management firm, specializing in the natural resource, basic chemicals and specialty chemicals industries. Previously he had been President of North American Salt Company from 1993 to 1997. Mr. Demetree is also a director of Advanced Radio Telecom Corp.

          TIMOTHY S. WEBSTER, age 37, has served as President of the Company since June 1991, as President and Chief Executive Officer of the Company since May 1992, and as a Director since June 1989. Mr. Webster joined the Company in April 1989, and served as Chief Financial Officer from May 1989 to December 1990 and as Chief Operating Officer from December 1990 to June 1991.

     DIRECTORS SERVING UNTIL THE ANNUAL MEETING OF STOCKHOLDERS IN 2001.

          DAVID Y. HOWE, age 34, has served as a Director of the Company since 1995. He is a Vice President of Citicorp Venture Capital, Ltd., a venture capital firm, where he has been employed since 1993. From 1990 to 1993, he had been employed by Butler Capital, a private investment company. He is also a director of Aetna Industries, Inc., and Imsilco Holding Co.

          JOHN P. O'BRIEN, age 57, has been Managing Director of Inglewood Associates, Inc., a private investment and consulting firm specializing in turnarounds of financially under-performing companies, since April 1993. Mr. O'Brien has also been Chairman of the Board of two Inglewood Associates, Inc. portfolio companies - Jeffery Mining Products, L.P. (a manufacturer and distributor of underground mining products) since October 1995 and Allied Construction Products, Inc. (a manufacturer and distributor of hydraulic and pneumatic demolition, compaction, boring and trench shoring devices) since March 1993. Prior to joining Inglewood Associates, Inc., he was the Southeast Regional Managing Partner for Price Waterhouse (now PriceWaterhouseCoopers) and a member of the firm's Policy Board and Management Committee from July 1984 to April 1990.

          WILLIAM R. PATTERSON, age 57, is a founder and manager of Stonecreek Management, LLC, a private investment firm since August 1998. Prior to that, he served as Vice President of PSF Holdings, L.L.C., and the Executive Vice President, Chief Financial Officer and Treasurer of its wholly owned subsidiary, Premium Standard Farms, Inc. ("PSF, Inc."), a fully-integrated pork producer and processor from October 1996 to August 1998. From January to October 1996, Mr. Patterson was a principal of Patterson Consulting, LLC and as a consultant was acting chief financial officer for PSF, Inc. From 1976 through 1995, Mr. Patterson was a partner in Arthur Andersen LLP. He is also a director of Paul Mueller Company and Collins Industries, Inc.

     COMMITTEES OF THE BOARD OF DIRECTORS

          Under AIPC's Bylaws, the Board of Directors may establish, change and terminate one or more committees made up of members of the Board of
     Directors to perform certain functions. The Board of Directors has established an Audit Committee and a Compensation Committee, but has not established a nominating committee. Each such committee has two or more members who serve at the pleasure of the Board of Directors. There were two meetings of the Audit Committee, and one meeting of the Compensation Committee during fiscal year 1998. Mr. Thompson did not attend one of the Audit Committee meetings. All of the other directors attended the meetings of the committees on which they served during fiscal 1998.

     THE AUDIT COMMITTEE

          The Audit Committee is responsible for reviewing the Company's financial statements, audit reports, internal financial controls and the services performed by the Company's independent public auditors, and for making recommendations with respect to those matters to the Board of Directors.

          The  current  members of  the  Audit  Committee  are:   Messrs.  Baum,
     Patterson and Thompson.

     THE COMPENSATION COMMITTEE

          The Compensation Committee is responsible for reviewing and making recommendations to the Board of Directors with respect to the salaries, bonuses, and other compensation paid to key employees and officers of AIPC, including the terms and conditions of their employment, and administers all stock option and other benefit plans affecting key employees' and officers' direct and indirect remuneration.

          The  current  members  of the  Compensation  Committee  are:   Messrs.
     Demetree, O'Brien and Schroeder.

          The Committee's report on executive compensation is set forth in the section under "Management Compensation."

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

          All compensation decisions during the fiscal year ended September 30, 1998 for each of the Named Executive Officers were made by the Compensation Committee of the Board of Directors. Mr. Schroeder as Chairman of the Board, is an officer of AIPC.

     COMPENSATION OF DIRECTORS

          Messrs. Howe, Schroeder, Webster and Niehaus currently are the only directors who do not receive fees for serving as directors of the Company. Effective January 1, 1998, all directors who are not employees of AIPC or employees of significant stockholders ("Outside Directors") are paid an annual retainer of $15,000, which is payable in Common Stock immediately following AIPC's annual meeting of stockholders, and paid $1,500 in cash for each meeting of the Board of Directors attended. Additionally, Outside Directors who are members of a committee of the Board of Directors are paid $500 in cash for each committee meeting attended. An Outside Director who is a chairman of such a committee is paid an annual cash retainer of $2,500. All directors are reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors and meetings of Board committees.

                   STOCK OWNED BENEFICIALLY BY DIRECTORS, NOMINEES
                            AND CERTAIN EXECUTIVE OFFICERS

          The following table sets forth information regarding beneficial ownership of the Company's Common Stock as of the Record Date by: (i) each director or nominee for director of AIPC; (ii) certain executive officers; and (iii) all directors and executive officers as a group.

                                                       CLASS A
                                                     COMMON STOCK
          NAME                                    BENEFICIALLY OWNED
     BENEFICIAL OWNER                  NUMBER        PERCENT <FN1>
     ----------------                  ------     ------------------

     Horst W. Schroeder <FN2><FN3>    592,079            3.19%

     Jonathan E. Baum <FN4>            22,173             *

     David Y. Howe                      -----            ---

     Robert H. Niehaus                  -----            ---

     Mark C. Demetree                  10,000             *

     John P. O'Brien                    1,544             *

     William R. Patterson               4,544             *

     Timothy S. Webster <FN3><FN5>    370,730            2.01%

     David E. Watson  <FN3>           125,714             *

     Norman F. Abreo  <FN3>            58,498             *

     David B. Potter <FN3>             36,510             *

     Richard C. Thompson              230,798            1.28%

     All directors and executive    1,452,590            7.63%
       officers as a group
       (18 persons)  <FN3>

     -----------------------------
     *    Less than 1% of the outstanding Common Stock.

     <FN1>     Beneficial ownership is  determined in accordance with  the rules of the United States Securities and Exchange Commission (the "Commission"), but generally refers to either the sole or shared power to vote or dispose of the shares. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as otherwise indicated in a footnote to this table or as provided in the Stockholders Agreement (see "Certain Relationships and Related Transactions -- Stockholders Agreement"), the persons in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

     <FN2>     The shares beneficially  owned by  Mr. Schroeder include  114,565 shares held by The Living Trust of Horst W. Schroeder and 11,406 shares held by The Living Trust of Gisela I. Schroeder for the benefit of Mr. and Ms. Schroeder, respectively, and members of their family. Mr. Schroeder has voting power, but not investment power, with respect to all of these shares.

     <FN3>     In computing the number of  shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options and warrants held by that person that are currently exercisable or will become exercisable within 60 days of the Record Date are deemed beneficially owned by that person. Options that are currently exercisable or will become exercisable within 60 days of the Record Date to purchase shares of Common Stock as follows: Mr. Schroeder (463,608 shares), Mr. Webster (336,367 shares) Mr. Watson (75,092 shares), Mr. Abreo (51,281 shares), and Mr. Potter (21,462 shares) and all executive officers and directors as a group (947,810 shares).

     <FN4>     Includes  12,213 shares  held  by Group  Partners,  L.P.,   3,552
               shares held by GKB Private Investment Partners, LLC, 223 shares held by GKB Equity, Inc. and 1,776 shares held by Grandchild, L.P. As an officer and/or equity owner of the entities holding such shares, Mr. Baum may share voting power with respect to such shares. Mr. Baum also may be deemed to own beneficially 800 shares held by his wife, Sarah Baum, as custodian for their minor children. Mr. Baum disclaims beneficial ownership of such shares, except for the shares held by GKB Equity, Inc.

     <FN5>     Includes 17,040 shares  beneficially owned  by Mr. Webster  which are  held in  various trusts  for  the benefit  of Mr.  Webster's family members, as well as certain members of Mr. Webster's extended family. Mr. Webster has voting power, but not investment power, with respect to all of such shares.


                               STOCK PERFORMANCE GRAPH

          The following graph shows the changes in value over the year ending September 30, 1998 of an assumed investment of $100 in: (i) AIPC's Common Stock; (ii) a group of peer companies(1); and (iii) the stocks that comprise the Russell 2000 Index(2). The table following the graph shows the value of those investments as of September 30, 1998. The value for the assumed investments depicted on the graph and in the table has been calculated assuming that any cash dividends are reinvested at the end of each quarter during the fiscal year paid.

                            AMERICAN ITALIAN PASTA COMPANY
                             RELATIVE MARKET PERFORMANCE
                               TOTAL RETURN FISCAL 1998


                             [Stock Graph Inserted Here]




                    SEPTEMBER 30,  DECEMBER 31, MARCH 31, JUNE 30,  SEPTEMBER
     30,
     QUARTER ENDED  1997(3)        1997         1998      1998      1998

     AIPC Total
     Return         $100           $138.89      $200.69   $206.94   $145.83

     Peer Group     $100           $102.60      $113.92   $107.85   $ 90.80



     Russell 2000   $100           $ 96.65      $106.36   $103.38   $ 82.55
     Index
     Total Return

     ---------------------------------------------------------------------------

     1. The index is comprised of the following companies: Aurora Foods Inc; Dole Food Inc; Earthgrains Co; Flowers Inds Inc; International Home Foods Inc; Keebler Foods Co; Mccormick & Co Inc; and Riviana Foods, Inc.

     2. The Russell 2000 is an index prepared by Frank Russell Company, an independent company. The Russell 2000 reflects the change in weighted average market value for 2000 companies whose shares are traded on the New York Stock Exchange, American Stock Exchange and in the over-the-counter market. Information concerning Frank Russell Company and the Russell 2000 Index is available on the Internet at www.russell.com.

     3.   AIPC Common Stock began trading publicly on October 8, 1997.

                               MANAGEMENT COMPENSATION

               COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     INTRODUCTION

          The Board of Directors' compensation policy is to reward exceptional performance by the Company's employees while providing reasonably competitive base compensation. The Compensation Committee is responsible for implementing this policy for the executive officers of the Company.

          The Committee evaluates the compensation packages of these executives at least annually. The Committee regularly discusses with independent compensation consultants both the composition and level of the compensation packages, and the Committee regularly informs the Board of the Committee's activities.

          In designing the compensation packages for the Company's executives, the Committee uses surveys, prepared by the compensation consultants, of the compensation practices for different job levels of other industrial companies with revenues of $1 billion or less. The Committee believes that those are the companies with which the Company most actively competes for executives. The job level for a position at AIPC and in the surveys is determined based upon the compensation consultant's analysis of the position's level of knowledge, accountability and problem solving (as contrasted to determining the job level based upon title). The use of job level analysis allows the Committee to compare more accurately the Company's compensation package for a particular executive with the market practices within the comparison market. The compensation consultants do not consider the financial performance of companies participating in the survey when comparing the Company's compensation packages to the market.

          The Committee's current compensation program has three primary components: base salary, annual incentives and long-term equity based incentives. The Committee's process of determining each of these components for the executives in general and Mr. Webster in particular is discussed below.

          Base Salary. The Committee initially sets an executive's base salary at the median of the range of base salaries indicated in the surveys, but may adjust the salary, in the Committee's discretion, upwards or downwards within a limited range around that point. The Committee considers the recommendations of the Chairman of the Board and the Chief Executive Officer when making any such adjustment. The Committee chooses the median of the base salary range so the Company's base salaries are competitive with the base salaries of other industrial companies. The Committee does not consider the financial performance of the Company in setting base salaries.

          Annual Incentives.   The  Committee uses  annual  incentives to  focus
     executives on accomplishing specific objectives, both corporate and personal, that the Committee and Board believe are necessary to enhance the shorter-term performance of the Company. All executives participate in the annual cash incentive program administered by the Committee. Each of the various objectives, goals, targets and proportions related to determining the annual incentive is established by the Committee or agreed to with the executive prior to the period in which the performance is to be measured. The annual incentives are currently paid in cash.

          An executive's annual incentive received is the result of a target annual incentive adjusted for the executive's personal performance and the financial performance of the Company. The Committee sets an executive's target annual incentive so that if earned, the executive's total cash compensation (base salary plus annual incentive) would be at the seventy-fifth percentile level of the range of total cash compensation indicated in the compensation survey for the job level. This level is consistent with the Company's compensation policy of focusing on performance-based compensation.

          The personal performance component of the annual incentive is based upon the Committee's assessment of the executive's actual performance against specific corporate objectives for the executive and the executive's agreed upon personal goals. These corporate objectives vary between executives, but generally relate to corporate performance measures in the executive's area of responsibility. The executives' personal goals also vary among executives, but generally focus on the key accountabilities defined in the job description. Each of these factors is given special weight in determining the executive's performance rating. The Committee may also, in its discretion, take into account other factors in determining an executive's overall personal performance rating. This performance rating is used to adjust the target annual incentive downward to nothing or upwards to 150 percent of the target annual incentive to arrive at the executive's potential annual incentive.

          Of the total potential annual incentive, 100 percent is based upon the executives's personal performance but may be adjusted upward or downward based upon the actual financial performance of the Company. There is no further adjustment to the portion attributable to personal performance.

          The financial performance rating of the Company is based upon the comparison of the Company's actual earnings to a pre-established earnings target and range of earnings of the Company for the measurement period. No adjustment is made to the financial performance portion if the Company's earnings match the target, and none of the potential annual incentive relating to the financial performance of the Company is paid if the Company's earnings fall below the bottom of the range. If the Company's earnings fall below the earnings target within the range, the financial performance portion is adjusted to 75 percent of its initial level. If the Company's earnings exceed the earning target, the financial performance portion is adjusted up to 125 percent of its initial level depending on how far in excess of the target actual earnings are.

          Long-Term Equity Incentives. Equity incentives are a very important component of the Company's executive compensation program. Equity incentives are the most effective means known to the Committee of aligning an executive's interests with those of the stockholders and focusing the executive on creating long-term value for the Company's stockholders. Generally, all executives participate in the Committee's equity incentives program. The Committee may, however, determine in its discretion to not award any equity incentives to certain executives. In making such a determination, the Committee will generally consider the executive's past performance and recommendations of the Chairman of the Board and Chief Executive Officer. No particular weighting is given to any of these factors.

          The Committee uses options to acquire the Company's Common Stock with an exercise price equal to the value of the stock on the date of the option award as the Company's equity incentive because options do not reward the executive until all stockholders realize an increase in the value of their investment in the Company. The Committee sets the number of shares to be covered by any option awarded by equating the present value of the options (using an assumed appreciation and the cost of funds rates) to a target equity incentive level for the executive.

          The target equity incentive level is determined by setting target total direct compensation (base salary plus target annual and equity incentives) for a particular executive at the seventy-fifth percentile level of the range of values of the total direct compensation indicated in the compensation surveys for the job level. As with the annual incentives, this level is consistent with the Company's compensation policy of focusing on pay for performance.

          The Committee may then, in its discretion, adjust the target equity incentive level upwards or downwards within a limited range around the target level. The Committee does not generally consider any specific factors when making any adjustment to the target incentive level other than previously awarded equity incentives, the Committee's perception of the executive's contribution to the Company and the recommendations of the Chairman of the Board and the Chief Executive Officer. No particular weighting is given to these factors. The stock options awarded the
     Company's executives are intended to cover a five-year period. The options, therefore, become exercisable at a rate of twenty percent per year.

          For fiscal year 1998, the Committee recommended the adjusted equity incentive level to the Board of Directors, which had reserved to itself the right to grant equity incentives to the executive officers of the Company. The Board, in its discretion, may adjust the Committee's recommended award. The Board does not consider any specific factors in making any adjustment. Beginning mid-year the board delegated the responsibility for awarding equity incentives to the Committee.

     COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

          The Committee determines Mr. Webster's compensation package using the same methods as is it uses for the other executives of the Company. For fiscal year 1998, the Committee set Mr. Webster's base salary at approximately the midpoint of the range of comparable salaries indicated on the survey's utilized. Mr. Webster's 1998 annual incentive performance objectives were based on the earnings of the Company and meeting all of his personal annual performance objectives. In establishing Mr. Webster's annual incentive compensation, the Committee sought to reward his outstanding performance in connection with the long-term production agreement with Bestfoods, the long-term supply agreement with Amber Milling, initiation of the construction of the Kenosha production facility and the Company's transition from private to public ownership. Mr. Webster was also awarded options in connection with the Company's initial public offering. The number of shares was at the target incentive level (determined as specified above).

     DEDUCTIBILITY OF COMPENSATION

          Section 162(m) of the Internal Revenue Code generally limits deductions by publicly held corporations for federal income tax purposes to $1 million of compensation paid to each of the executive officers listed in the corporation's summary compensation table unless such excess compensation is "performance based" as defined in Section 162(m). In order for compensation to qualify as "performance based," among other requirements, the performance goals must be set (and in the case of options, the options must be granted) by a compensation committee consisting solely of two or more outside directors (as defined in Section 162(m)). The Committee member who does not qualify as an "outside director" abstains from the vote on performance-based compensation and on the granting of options or other equity-based compensation. Based on a private letter ruling issued by the Internal Revenue Service in December 1997, the Committee believes that, with the non-outside director abstaining, the Committee qualifies as a compensation committee consisting solely of two or more outside directors (as defined in Section 162(m)), and that, accordingly, compensation arising from the exercise of non-qualified options granted by the Committee under the 1992 Plan, the 1993 Plan, and the 1997 Plan, as well as stock appreciation rights granted under the 1997 Plan will be tax-deductible by the Company. However, there can be no assurance of that result. While a private letter ruling is not binding on the IRS except with respect to the party to whom it is issued, it is instructive as to the thinking of the IRS at the time the letter was issued. Restricted Shares and Bonus Shares granted under the 1997 Plan will be subject to the limitations of Section 162(m).

          The Committee will review from time to time in the future the potential impact of Section 162(m) on the deductibility of executive compensation. However, the Committee intends to maintain the flexibility to take actions that we consider to be in the best interests of the Company and our stockholders and which may be based on considerations in addition to tax deductibility.

     THE COMPENSATION COMMITTEE.

          John P. O'Brien
          Horst W. Schroeder
          Mark C. Demetree

      SUMMARY COMPENSATION TABLE


          The Summary Compensation Table below shows certain information concerning the compensation paid by AIPC to the CEO  and the Named Executive Officers during fiscal 1998 (based upon the total salary and bonus paid during fiscal 1998).

                                                     FISCAL         LONG-TERM
                                                     PERIOD        COMPENSATION
                                                  COMPENSATION        AWARDS
                                                  ------------        ------
                                                                    SECURITIES           ALL
                                     FISCAL                         UNDERLYING          OTHER
     NAME AND PRINCIPAL POSITION   PERIOD<FN1>  SALARY($) BONUS($)  OPTIONS(#)       COMPENSATION
     ---------------------------   -----------  --------- --------  ----------       ------------

     Timothy S. Webster            1998         $359,676  $250,000  398,583          $  4,875<FN2>
       President and               1997          282,596   250,000   84,622             7,151<FN2>
       Chief Executive Officer     1996          185,615   125,000      ---             4,967<FN2>

     Horst W. Schroeder            1998          272,000   125,000  275,942               ---
       Chairman of the Board       1997          183,700   180,000   84,622               ---
                                   1996           98,047    40,000      ---           330,000<FN3>

     David E. Watson               1998          198,307    80,000   61,320             5,481<FN4>
       Executive Vice President    1997          159,931    90,000      ---             5,244<FN4>
        - Operations Support       1996          119,510    37,500      ---             4,484<FN4>
        and Technology

     Norman F. Abreo               1998          175,600    70,000   61,320             4,552<FN4>
       Executive Vice              1997          137,423    80,000      ---             3,223<FN4>
       President - Operations      1996           99,856    37,500      ---             1,226<FN4>

     David B. Potter               1998          139,774    50,000   66,726             4,333<FN4>
       Executive Vice President    1997          105,954    45,000   15,330             4,871<FN4>
       and General Manager -       1996           78,000    29,000      ---             2,777<FN4>
       Industrial Markets


     <FN1>     For  purposes of the foregoing  table, the Company's  1998 and 1997  fiscal years extended from October 1, 1997 and 1996 to September 30, 1998 and 1997 and the Company's 1996 fiscal year extended from January 1, 1996 until September 30, 1996.

     <FN2>     Includes  contributions  on Mr.  Webster's behalf  to the  American Italian  Pasta Company
               Retirement Savings  Plan and  premiums in  the amount  of $690 paid  by the  Company on  a split-dollar life insurance policy.

     <FN3>     Represents a bonus which Mr. Schroeder is required to repay to the extent that he provides less than 30 days of  service during any calendar year ending on or  prior to December 31,
               1998.  Mr.  Schroeder's service during  the 1998, 1997 and  1996 fiscal years  resulted in
               $110,000, $110,000  and $82,000, respectively,  of such bonus  being no longer  subject to such contingent repayment obligation.

     <FN4>     Represents payments under the American Italian Pasta Company Retirement Savings Plan.

      OPTION GRANTS IN FISCAL YEAR 1998


          The  following table sets forth information with respect  to the options granted by AIPC during fiscal 1998 to AIPC's Executive Officers named in the Summary Compensation Table above.


                                             INDIVIDUAL
                                               GRANTS
                                  -----------------------------------
                                                                                        POTENTIAL
                                                                                     REALIZABLE VALUE
                                                % OF TOTAL                             AT         ASSUMED
                                                OPTIONS                                ANNUAL RATES
                                   SHARES       GRANTED TO                            OF STOCK PRICE
                                   UNDERLYING   EMPLOYEES  EXERCISE                   APPRECIATION FOR
                                   OPTIONS      IN FISCAL  PRICE PER  EXPIRATION           OPTION
     NAME                          GRANTED       1998      SHARE<FN1>   DATE              TERM<FN2>
     ----                         -------       ---------  ---------- ----------   ---------------------
                                                                                   ---------   ---------
     Timothy S. Webster            398,583      36.8%     $18.00       10/9/07    $4,512,000  $11,434,295

     Horst W. Schroeder            275,942      25.5%      18.00       10/9/07     3,123,691    7,916,059

     David E. Watson                61,320       5.7%      18.00       10/9/07       694,149    1,759,111

     Norman F. Abreo                61,320       5.7%      18.00       10/9/07       694,149    1,759,111

     David B. Potter                33,726       3.1%      18.00       10/9/07       381,782      967,511
                                    33,000       3.0%      29.38        8/5/08       373,563      946,684

     <FN1>     The exercise  price is based  on the Fair  Market Value  at the date  of the grant  of the option. Twenty percent of the options become exercisable each year beginning  on the first anniversary of the grant date until fully exercisable, and the options terminate ten years thereafter, subject to earlier termination  in certain conditions.  The  exercisability of the options is accelerated in  the event of a change of control (as  defined in the option agreements).

     <FN2>     The amounts shown  as potential realizable values are based on assumed annualized rates of appreciation in the price of Common Stock of five percent and ten percent over the term of the options,  as set forth in the rules of the Securities and Exchange Commission.  Actual gains, if any, on  stock option exercises are dependent upon the future performance of the
               Common Stock.  There can be no assurance that the potential realizable values reflected in this table will be achieved.

     AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1998 AND FISCAL YEAR-END
       OPTION VALUES


          The following  table sets  forth information  with respect  to the  aggregate option  exercises during fiscal 1998 by the  named Executive Officers and the number and value of options held by such officers as of September 30, 1998.


                                                                AT SEPTEMBER 30, 1998
                                               ---------------------------------------------------------

                                                                                      VALUE OF
                                                        NUMBER OF                   UNEXERCISED
                                                       UNEXERCISED                  IN-THE-MONEY
                                                         OPTIONS                    OPTIONS<FN1>
                                               --------------------------  -----------------------------
                      SHARES
                     ACQUIRED
                      UPON         VALUE
     NAME           EXERCISE(#)   REALIZED     EXERCISABLE  UNEXERCISABLE  EXERCISABLE     UNEXERCISABLE
     -------------- -----------    --------     -----------  -------------  -----------     -------------

     Timothy S.     107,904       $2,936,463   228,444        462,357      $4,307,149     $4,213,796
     Webster

     Horst W.       107,905        2,940,994   228,445        339,716       4,307,168      3,232,668
     Schroeder

     David E.         ---             ---       62,828         88,142       1,129,427        925,974
     Watson

     Norman F.       23,812          597,205    39,017         88,141         627,491        925,953
     Abreo

     David B.         ---             ---       14,717         82,669         247,478        438,683
     Potter


     <FN1>     Based on  the price  of the Company s  common stock  at the close  of business on Friday, October 2, 1998 and the exercise price of the options.


     Employment Agreements, Severance of Employment Agreements and Change of Control Arrangements with Named Executive Officers
     ------------------------------------------

     EMPLOYMENT AGREEMENTS

          MR. WEBSTER. Mr. Webster entered into an employment agreement with the Company effective October 8, 1997 and terminating September 30, 2002. Under the agreement, Mr. Webster is entitled to an annual base salary of $330,000, subject to annual adjustment by the Board. Mr. Webster is also eligible to receive annual bonuses at the discretion of the Board under the Company's 1996 Salaried Bonus Plan (the "Bonus Plan"). On the effective date of his employment agreement, Mr. Webster was granted options to purchase shares of Common Stock equal to 3 percent of the shares of Common Stock outstanding immediately prior to AIPC's initial public offering of the Common Stock on October 8, 1997 (the "Offering"), on a fully diluted basis, at an exercise price of $18.00 per share. If Mr. Webster's employment is terminated without cause, due to his disability or if he resigns for good reason, he is to receive payments equal to two times his then current base salary and bonus. Mr. Webster has agreed not to compete with the Company for two years after termination of employment, subject to the receipt by Mr. Webster of certain severance payments, in some cases at the election of the Company. All stock options awarded to Mr. Webster will vest (i) immediately upon a termination of his employment without cause or his resignation for good reason; (ii) if the employment agreement expires and the Company does not offer Mr. Webster a new agreement on terms no less favorable than those in the current agreement; or (iii) upon a change of control (as defined in the agreement).

          MR. SCHROEDER. Mr. Schroeder entered into an employment agreement with the Company effective October 8, 1997 and terminating October 8, 2000. Under the agreement, Mr. Schroeder will serve as Chairman of the Board and is entitled to receive base compensation of $4,000 per day of service to the Company, subject to a minimum payment of $120,000 per year. Pursuant to a prior agreement, the Company paid to Mr. Schroeder a signing bonus of $330,000 on January 1, 1996. In the event Mr. Schroeder does not render services to the Company through December 31, 1998 because he voluntarily terminates, refuses to provide services under his current agreement, or is terminated for cause, Mr. Schroeder is required to repay the portion of the signing bonus which relates to the period of the original term for which he does not render services. Mr. Schroeder is also eligible to participate in the Company's Bonus Plan. If Mr. Schroeder terminates his agreement for good reason, including a "change of control" as defined in the Shareholders Agreement, dated October 30, 1992 by and among the Company and its stockholders, he is entitled to receive payment of all unpaid amounts due for service rendered, as well as an additional amount equal to the unpaid balance due for the remainder of the term of the agreement and an additional payment equal to $2,000 multiplied by the number of days of service remaining under the term, which in no event shall be more than 30 days during any calendar year. In addition, upon termination of employment for good reason, the unvested portion of Mr. Schroeder's options under the Company's stock option plans will become immediately vested. Effective October 8, 1997, Mr. Schroeder was granted options to purchase shares of the Company's Common Stock equal to at least 2 percent of the Company's outstanding Common Stock, on a fully diluted basis, at $18.00 per share. Mr. Schroeder has agreed not to compete with the Company for a period of two years after termination of his employment.

          MESSRS. WATSON, ABREO AND POTTER. Messrs. Watson, Abreo and Potter have entered into employment agreements with the Company effective October 8, 1997 and terminating October 8, 2000. Such agreements are renewable automatically for successive one-year terms, unless the Company gives the employee at least six months' prior written notice of nonrenewal. The agreements entitle Messrs. Watson, Abreo and Potter to annual base salaries of $180,000, $160,000 and $125,000, respectively (subject to annual merit increase reviews by the Board of Directors), and annual bonuses at the discretion of the Board of Directors in accordance with the terms of the Bonus Plan. Effective October 8, 1997, Messrs. Watson, Abreo and Potter received options to purchase 61,320, 61,320 and 33,726 shares, respectively, of Common Stock at $18.00 per share. In the event of termination of employment without cause or resignation for good reason, or in the event their employment is terminated by the Company without cause within six months after a change of control, Messrs. Watson, Abreo and Potter are each entitled to the greater of (i) one-year's annual base salary and bonus or (ii) annual base salary and bonus for the remainder of the initial employment term under their respective employment agreements. The employment agreements also contain one-year covenants not to compete after any termination of employment. All stock options awarded to each of Messrs. Watson and Abreo will vest immediately upon (i) resignation for good reason or (ii) a change of control of the Company. All stock options awarded to Mr. Potter will vest immediately upon (i) resignation for good reason or (ii) termination without cause within six months following a change of control of the Company.

     OTHER CHANGE OF CONTROL ARRANGEMENTS

          In addition to the change of control arrangements set forth in the named executive officers' employment agreements, the Company has certain other such arrangements with these officers.

          1992 STOCK OPTION PLAN. In the event of a "Change of Control," all of the outstanding options automatically and immediately become exercisable in full. A "Change of Control" is generally defined to take place when disclosure of such a change would be required by the proxy rules promulgated by the United States Securities and Exchange Commission or when
     (i) certain persons acquire beneficial ownership of 25 percent or more of the combined voting power of the Company's voting securities, (ii) less than a majority of the directors are persons who were either nominated or selected by the Board of Directors, (iii) a merger involving the Company in which the Company's stockholders own less than 80 percent of the voting stock of the surviving corporation, or (iv) a liquidation of the Company or sale of substantially all the assets of the Company occurs. In the event that the Company is not the surviving corporation of any merger, consolidation, reorganization or acquisition by another corporation, outstanding options under the 1992 Plan may be assumed, or replaced with new options of comparable value, by the surviving corporation. If the surviving corporation does not assume or replace outstanding options, or in the event the Company is liquidated or dissolved, then subject to certain limitations, each holder of outstanding options may exercise all or part of such options (even if the options would not otherwise have been exercisable in full) during the period beginning 30 days before the event triggering the acceleration, and ending on the day before such event.

          1997 EQUITY INCENTIVE PLAN. In the event of a "Change of Control," all of the outstanding options automatically and immediately become exercisable in full. A "Change of Control" for this purpose has the same definition as the term in the respective named executive officers' employment agreement.

                   CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     STOCKHOLDERS AGREEMENT

          Effective April 7, 1998, the Company, the "Morgan Stanley Stockholders" (which are the MSLEF, MSCP and certain funds affiliated with MSCP), Citicorp, affiliated entities of George K. Baum & Company ("GKB"), and Messrs. Schroeder, Thompson, Webster, Watson, Abreo and Potter and certain other stockholders of the Company (collectively, the "Existing Stockholders") amended their existing stockholders agreement, which sets forth certain rights and obligations of such Existing Stockholders. The amended Stockholders Agreement provides that until December 31, 2000, the Management Stockholders (as defined in the agreement) may sell or pledge only a limited number of shares of Common Stock.

          The amended Stockholders Agreement also grants Citicorp certain demand registration rights. In addition, the Existing Stockholders are entitled, subject to certain limitations, to register shares of Common Stock in connection with certain registration statements filed by the Company for its own account or the account of its stockholders. The amended Stockholders Agreement contains customary terms and provisions with respect to, among other things, registration procedures and certain rights to indemnification granted by the parties thereunder in connection with any such registration.

          Pursuant to the Stockholders Agreement, MSLEF or MSCP has the right to designate one director nominee so long as the Morgan Stanley Stockholders own any of the outstanding Common Stock. The Existing Stockholders agreed to vote all of their shares of Common Stock in favor of the director nominees designated pursuant to the Stockholders Agreement. At least two members of the Board of Directors will be independent directors.

     FINANCIAL ADVISORY SERVICES

          Since 1994, the Company has paid fees to George K. Baum & Company's Investment Banking Division for investment banking and financial advisory services and has paid George K. Baum & Company Professional Investment Advisors Division fees for investment advice provided with respect to the AIPC 401(k) Plan. Jonathan E. Baum, a Director of the Company, owns all voting shares of George K. Baum Holdings, Inc., which owns 100 percent of George K. Baum & Company.

     MANAGEMENT INDEBTEDNESS

          The Company loaned funds to certain of its officers including Messrs. Webster and Watson to purchase shares of Common Stock at prices ranging between $4.92 and $7.02 per share. Each loan was evidenced by a promissory note bearing interest at the then applicable federal rate and payable in equal installments over three years. The table below sets forth the aggregate number of shares purchased with funds loaned by the Company, the original aggregate loan amounts, and the aggregate loan balances as of September 30, 1998 for those officers whose loan balances exceeded $60,000 during fiscal year 1998.

                                                 HIGHEST LOAN
                                                   BALANCE           BALANCE AT
                                   NUMBER OF     DURING 1998       SEPTEMBER 30,
     EXECUTIVE OFFICER              SHARES       FISCAL YEAR            1998
     -----------------             ---------    -------------     -------------

     Timothy S. Webster            21,339         138,559                ---
     David E. Watson               14,269          84,735             60,602


     PRODUCT SALES

          The Company sells milling by-products to Thompson's Nutritional Technology, Inc., of which Richard C. Thompson, a director of the Company, is the President and Chief Executive Officer and a substantial stockholder. Such sales were $211,000 for the fiscal year ended September 30, 1998. Such sales were on substantially the same terms as the Company sells such products to unaffiliated third parties.

                 PROPOSAL 2 - RATIFICATION OF THE BOARD OF DIRECTORS'
                          SELECTION OF INDEPENDENT AUDITORS

          The Audit Committee has recommended, and the Board of Directors has selected, the firm of Ernst & Young LLP as AIPC's independent auditors to examine the consolidated financial statements of AIPC for fiscal year 1999. Ernst & Young served as AIPC's independent auditors for fiscal year 1998. No relationship exists between AIPC and Ernst & Young LLP other than that of independent auditors and client.

          AIPC is seeking its stockholders' ratification of the Board of Directors' selection of AIPC's independent auditors even though AIPC is not legally required to do so. If AIPC's stockholders ratify the Board of Directors' selection, the Board of Directors nonetheless may, in their discretion, retain another independent auditing firm at any time during the year if the Board of Directors feels that such change would be in the best interest of AIPC. Alternatively, in the event that this proposal is not approved by stockholders, the Audit Committee and the Board will re-evaluate their decision.

          One or more representatives of Ernst & Young LLP will be present at the Annual Meeting and will have the opportunity to make a statement, if desired, and to respond to appropriate questions by stockholders.

          As explained further under "Voting," approval of this proposal requires the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting that are entitled to vote on the proposal, assuming a quorum.


                         YOUR BOARD RECOMMENDS THAT YOU VOTE
                                        "FOR"
                       RATIFICATION OF THE BOARD OF DIRECTORS'
                            SELECTION OF ERNST & YOUNG LLP


                                      PROPOSAL 3
                      APPROVAL OF AMERICAN ITALIAN PASTA COMPANY
                             EMPLOYEE STOCK PURCHASE PLAN

          GENERAL.    On  June 22,  1998,  the  Board of  Directors  adopted the
     American Italian Pasta Company Employee Stock Purchase Plan (the "ESPP"), subject to approval by the shareholders.

          The ESPP provides the American Italian Pasta Company's ("AIPC") employees the opportunity to acquire a proprietary interest in AIPC. The purposes of the ESPP are to attract and retain individuals with a high degree of training, experience, expertise and ability, to provide an opportunity for such individuals to acquire a proprietary interest in the success of AIPC, and to more closely align their interests with those of AIPC's shareholders.

          As explained further under "Information About the Annual Meeting," approval of this Proposal requires the affirmative vote of a majority of the shares of voting stock present at the Annual Meeting that are entitled to vote on the proposal, assuming a quorum.

     SUMMARY OF ESPP

          The following summary of the material features of the ESPP does not purport to be complete and is qualified in its entirety by reference to the complete text of the ESPP, which is attached as Exhibit A.

          ADMINISTRATION. The ESPP will be administered by the Compensation Committee of the Board of Directors. All costs and expenses of administering the ESPP shall be paid by AIPC. No brokerage commissions will be charged on a participant's purchase of Company common stock.

          ELIGIBILITY. Employees who have completed 3 months of employment, whose customary employment is more than 20 hours per week and more than five months per calendar year, and who are not five percent or greater shareholders of AIPC's voting stock are eligible to participate in the ESPP. As of October 1, 1998, AIPC had approximately 440 full-time employees, and estimates that 366 would have been eligible to participate in the ESPP.

          PARTICIPATION.  Participation in the ESPP is voluntary.

          Eligible employees of AIPC may elect to have AIPC deduct up to $6,250 per calendar quarter from their compensation. On the last day of each calendar quarter, the funds accumulated will automatically be used to purchase shares of Company common stock at a purchase price equal to the lesser of (i) 95% of the fair market value of a share of Company common stock on that day, or (ii) 95% of the fair market value of a share of Company common stock as of the first day of that calendar quarter, but not more than 200 shares. A participant's right to purchase stock is limited to $25,000 of the fair market value of Company common stock, determined at the time the option is granted, for any calendar year in which an option is outstanding at any time during the year.

          During a calendar quarter, a participant may reduce or cease, but not increase, payroll deductions for the remainder of a calendar quarter, in which case any funds accumulated up to that point will be used to purchase shares at the end of the calendar quarter for the participant's benefit. A participant may withdraw from the ESPP in full during a calendar quarter and have the participant's contributions returned, if notice of withdrawal is given within the time period set by the Committee.

          Upon termination of employment as a result of death, disability or retirement during a calendar quarter, no further contributions will be made to a participant's account. In such an event, the accumulated payroll deductions in the participant's account will be refunded without interest as soon as administratively feasible to the participant or beneficiary.

          AMENDMENT. The Board of Directors may at any time amend the ESPP in any respect, including termination of the ESPP, without notice to participants. If the ESPP is terminated, the Board may allow the options outstanding at the time of termination to be exercised in accordance with their terms or the Board may make such outstanding options null and void and refund the balance in each participant's contribution account to that participant. Without the approval of AIPC's shareholders, however, the ESPP may not be amended to increase the number of shares reserved under the ESPP (except pursuant to certain changes in the capital structure of AIPC). The ESPP will automatically terminate on June 30, 2003, unless the Board terminates it prior to that date.

          OFFERING OF COMMON STOCK. Fifty thousand (50,000) shares of AIPC's Common Stock have been reserved under the ESPP, subject to shareholder approval. The number and purchase price of shares will be adjusted by the Committee in an equitable manner to reflect changes in the capitalization of AIPC, including, but not limited to, such changes as result from merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, acquisition of property or shares, asset spin-off, stock rights offering, combination of shares, and change in corporate or capital structure. If a dissolution or liquidation of AIPC occurs during a calendar quarter, any rights to acquire Company Common Stock under the ESPP will be terminated, but eligible employees will have the right to acquire Company Common Stock before the dissolution or liquidation.

          RIGHTS AS A SHAREHOLDER. At the time funds are used to purchase Company Common Stock under the ESPP, a participant shall have all the rights and privileges of a shareholder of AIPC with respect to shares purchased under the ESPP, whether or not certificates representing such shares have been issued. Company Common Stock purchased under the ESPP is freely transferable, although the holder will have different (usually adverse) tax consequences if shares are disposed of within two years from the first trading day of the calendar quarter for which the purchase election for that calendar quarter is in effect or one year from the date the shares were purchased.

     FEDERAL INCOME TAX CONSEQUENCES

          The  ESPP is  intended to  qualify for  favorable tax  treatment under
     Section 423 of the Internal Revenue Code. Pursuant to the Code, participants generally would not immediately recognize income for federal tax purposes when shares of Company Common Stock are purchased. If the recipient of Company common stock under the ESPP disposes of the shares before the end of the holding period (two years after the date the option was granted and one year after purchase), he or she generally will recognize ordinary income in the year of disposition in an amount equal to the difference between his or her purchase price and the market value of AIPC common stock on the date of purchase. The excess (if any) of the amount received upon disposition over the sum of the market value on the date of purchase plus the amount treated as ordinary income will be taxed as capital gain. If a disposition does not occur until after the holding period expiration, the recipient generally will recognize ordinary income in the year of disposition equal to the lesser of (i) the excess of the fair market value of the shares of Company Common Stock on the date the option was granted over the price paid by the recipient on the date of purchase or (ii) the excess of the fair market value of such shares on the date of disposition over the price paid by the recipient on the date of purchase. The excess (if any) of the amount received upon disposition over the tax basis (i.e. purchase price plus amount taxed as ordinary income) will be taxed as capital gain. AIPC generally will not be entitled to a tax deduction for compensation expense of the original sales to participants, but may be entitled to a deduction if a participant disposes of common stock received under the ESPP prior to the expiration of the applicable holding periods.

     NEW PLAN BENEFITS

          It is not possible to determine how many eligible employees will participate in the ESPP in the future. Therefore, it is not possible to determine with certainty the dollar value or number of shares of Company common stock that will be distributed under the ESPP.


                         YOUR BOARD RECOMMENDS THAT YOU VOTE
                                        "FOR"
                    APPROVAL OF THE AMERICAN ITALIAN PASTA COMPANY
                             EMPLOYEE STOCK PURCHASE PLAN


                         BACKGROUND FOR PROPOSALS 4, 5 AND 6
                       REASONS FOR SEEKING STOCKHOLDER APPROVAL

          AIPC has three equity incentive plans - the 1992 Stock Option Plan (the "1992 Plan"), the 1993 Nonqualified Stock Option Plan (the "1993 Plan") and the 1997 Equity Incentive Plan (the "1997 Plan"). The 1992, 1993 and 1997 Plans are referred to in this Proxy Statement collectively as the "AIPC Equity Incentive Plans."

          The Board of Directors is seeking stockholder approval of the AIPC Equity Incentive Plans so that AIPC may deduct as compensation expense for federal income tax purposes certain income recognized by the award recipients in connection with stock options and other awards granted under the AIPC Equity Incentive Plans. Under Section 162(m) of the Internal Revenue Code ("Section 162(m)"), AIPC is not able to deduct for federal income tax purposes compensation in excess of $1,000,000 in any year paid to its chief executive officer or certain other of its most highly-compensated executive officers, unless the compensation qualifies as "performance based" compensation as that term is defined in Section 162(m). The "option spread" (the excess of the fair market value of the AIPC common stock at the time of exercise over the option exercise price) in connection with the exercise of an option (other than an incentive stock option) or a stock appreciation right is eligible to be considered as performance-based compensation for purposes of Section 162(m). Section 162(m) requires, among other things, that for such compensation to be "performance based," the material terms of the plan must be approved by stockholders.

          The Board is also submitting the proposals concerning the 1992 Plan and the 1997 Plan for stockholder approval in order to comply with Section 422 of the Internal Revenue Code. Stock options are eligible to be treated as incentive stock options ("ISOs") for federal income tax purposes if, in part, they are issued pursuant to a stockholder-approved plan.

     VOTING ON PROPOSALS 4, 5 AND 6

          As explained further under "Information About the Annual Meeting," approval of each of the 1992, 1993 and 1997 Plans requires the affirmative vote of a majority of the shares of voting stock present at the Annual Meeting that are entitled to vote on the proposal, assuming a quorum.


             PROPOSAL 4 - APPROVAL OF THE AMERICAN ITALIAN PASTA COMPANY
                                1992 STOCK OPTION PLAN

          The Board of Directors of American Italian Pasta Company (the "Company") adopted the American Italian Pasta Company 1992 Stock Option Plan (the "1992 Plan") in order to have an equity incentive plan for its employees, directors and consultants. The 1992 Plan was approved by the Board of Directors and stockholders of AIPC on October 29, 1992.

          Capitalized terms not defined in this proposal have the meaning given them in the 1992 Plan, which is attached as Exhibit B.

     SUMMARY OF THE 1992 PLAN

          The principal provisions of the 1992 Plan are summarized below. This summary is not a complete description of all of such Plan's provisions.

          PURPOSE. The 1992 Plan is intended to advance the interests of AIPC and its shareholders by encouraging and enabling selected officers and other key employees of AIPC and consultants upon whose judgment, initiative and effort AIPC is largely dependent for the successful conduct of its business, to acquire and retain a proprietary interest in AIPC by ownership of its Common Shares. The Options are granted in consideration of the recipient's service to the Company.

          ADMINISTRATION.    The 1992  Plan  is  administered  by the  Board  of
     Directors of AIPC (the "Board") or by a committee appointed by the Board (the "Committee"). (References below to the "Plan Committee" are references to the Board, or Plan Committee, as applicable.) The Plan Committee has the power and sole discretion to determine the persons to whom Options are granted and the number of shares covered by those Options, subject in each case to the limitations set forth in the 1992 Plan. The Plan Committee is also authorized to construe and interpret the 1992 Plan, to establish, amend and rescind any rules relating to the 1992 Plan and to make all other determinations which may be necessary or advisable for the administration of the 1992 Plan. No member of the Plan Committee is liable for any action or determination made in connection with the 1992 Plan or any Option thereunder.

          ELIGIBILITY. All directors and employees of and consultants to AIPC and its subsidiaries (approximately 450 persons including 9 directors) are eligible to receive Option grants under the 1992 Plan.

          AMENDMENT OF THE 1992 PLAN. The Board may amend or terminate the 1992 Plan at any time without the approval of the stockholders of AIPC, except that the Board may not change the duration of the 1992 Plan or increase the maximum number of Common Shares that may be issued under the 1992 Plan without stockholder approval.

          NUMBER OF SHARES. Subject to adjustment as described below, the aggregate number of Common Shares authorized for issuance under the 1992 Plan is 1,201,880; provided, that the maximum number of Shares that may be granted in the form of Options in any one calendar year to any Grantee is 500,000. The current market value per share is $22.38 (as of December 16, 1998). Common Shares that are not issued under an Option, or Common Shares (however acquired) that are used to pay the exercise price of an Option or are withheld in connection with tax obligations in connection with an Option, again become available for an Option or increase the number of Common Shares available for Options under the 1992 Plan.

          TYPES OF AWARDS. The 1992 Plan permits the grant of stock options, including incentive stock options ("ISOs") and options other than ISOs ("Non-Qualified Options"). The exercise price per share of Common Shares purchasable under any Option will be determined by the Plan Committee, but generally cannot be less than 100% of the Fair Market Value of a Common Share on the date the Option is granted.

          The Plan Committee shall determine the term of each Option (subject to a maximum of 10 years), and the time or times when it may be exercised. The grant and the terms of ISOs shall be restricted to the extent required for qualification as ISOs by the Internal Revenue Code. Options may be exercised following notice to AIPC by payment of the exercise price in cash or such other form of payment as may be approved at the discretion of the Plan Committee.

          ADJUSTMENTS. In the event of any stock dividend, stock split, merger, recapitalization, consolidation, split-up, spin-off, repurchase, distribution or similar transaction affecting the Common Shares, the Plan Committee may take such action that it deems appropriate to prevent dilution or enlargement of the benefits intended to be provided under the 1992 Plan and any Option grant. The Plan Committee also may authorize the issuance or assumption of Options or similar rights in connection with any such transaction whether or not AIPC is a surviving or continuing corporation, and upon such terms and conditions as it may deem appropriate.

          CHANGE OF CONTROL. The effect of a Change of Control of AIPC on any Option will be set forth in the relevant Option Agreement. The Plan Committee may provide for different treatment of an Option before or after a Change of Control.

          ELECTIVE SHARE WITHHOLDING. A Grantee may, subject to certain conditions, elect to have AIPC withhold a portion of the Common Shares that would otherwise be issued to the Grantee under an Option to satisfy the Grantee's income tax liabilities related to an Option.

          OTHER. The 1992 Plan will terminate when all Common Shares subject to the Plan have been acquired, unless earlier terminated by the Board. Except as otherwise provided in an Option Agreement, Options may not be transferred other than by will or intestate succession. The extent to which the Grantee shall receive the benefits of an Option following termination of employment with AIPC will be determined in accordance with the provisions of the 1992 Plan and the relevant Option Agreement, which rights may extend beyond the date of termination of employment with AIPC. The Plan Committee may permit or require a Grantee to defer receipt of payment or delivery of Common Shares upon the exercise or vesting of an Option.

     FEDERAL INCOME TAX CONSEQUENCES OF THE 1992 PLAN

          The  federal  income  tax  consequences   of  the  1992  Plan  to  its
     participants and AIPC are discussed below under "Federal Income Tax Consequences of AIPC Equity Incentive Plans."

     1992 PLAN BENEFITS

          As of the date of this Proxy Statement, Options to purchase 826,817 Common Shares at exercise prices ranging from $4.92 to $12.23 per share (with a weighted average exercise price of $8.02 per share) were issued and outstanding under the 1992 Plan. The outstanding Options under the 1992 Plan expire at dates ranging from October 2002 to December 2007. In addition, the following Options are held by the following individuals and/or groups: Timothy S. Webster, President and Chief Executive Officer, 292,219; Horst W. Schroeder, Chairman of the Board, 292,218; David E. Watson, Executive Vice President - Operations Support and Technology, 89,650; Norman F. Abreo, Executive Vice President - Operations, 65,838; David B. Potter, Executive Vice President and General Manager - Industrial Markets, 30,660; Current Executive Officers as a Group, 781,010; Current Non-Employee Directors as a Group, 0; and All Current Optionees Other Than Executive Officers and Non-Employee Directors as a Group, 45,807.

                         YOUR BOARD RECOMMENDS THAT YOU VOTE
                                        "FOR"
                    APPROVAL OF THE AMERICAN ITALIAN PASTA COMPANY
                                1992 STOCK OPTION PLAN


             PROPOSAL 5 - APPROVAL OF THE AMERICAN ITALIAN PASTA COMPANY
                         1993 NONQUALIFIED STOCK OPTION PLAN

          The Board adopted the American Italian Pasta Company 1993 Nonqualified Stock Option Plan (the "1993 Plan") to compensate and provide equity incentives for persons who have been employed by AIPC for a period of more than one (1) year. The 1993 Plan was approved by the Board and stockholders of AIPC on August 29, 1993.

          Capitalized terms not defined in this proposal have the meaning given them in the 1993 Plan, which is attached as Exhibit C.

     SUMMARY OF THE 1993 PLAN

          The principal provisions of the 1993 Plan are summarized below. This summary is not a complete description of all of such Plan's provisions.

          PURPOSE. The 1993 Plan is intended to advance the interests of AIPC and its shareholders by encouraging and enabling selected officers and other key employees of AIPC and consultants upon whose judgment, initiative and effort AIPC is largely dependent for the successful conduct of its business, to acquire and retain a proprietary interest in AIPC by ownership of its Common Shares. The Options are granted in consideration of the recipient's service to the Company.

          ADMINISTRATION. The 1993 Plan is administered by the Plan Committee. The Plan Committee has the power and sole discretion to determine the persons to whom Options are granted and the number of shares covered by those Options, subject in each case to the limitations set forth in the 1993 Plan. The Plan Committee is also authorized to construe and interpret the 1993 Plan, to establish, amend and rescind any rules relating to the 1993 Plan and to make all other determinations which may be necessary or advisable for the administration of the 1993 Plan. No member of the Plan Committee is liable for any action or determination made in connection with the 1993 Plan or any Option thereunder.

          ELIGIBILITY.   Any person that has been employed  by AIPC for a period
     of one (1) year or more (approximately 125 persons) is eligible to receive Option grants under the 1993 Plan.

          AMENDMENT OF 1993 PLAN. The Board may amend or terminate the 1993 Plan at any time without the approval of the stockholders of AIPC, except that the Board may not change the duration of the 1993 Plan, increase the maximum number of Common Shares that may be issued under the 1993 Plan or change the class of persons eligible to receive Option grants under the 1993 Plan.

          NUMBER OF SHARES. Subject to adjustment as described below, the aggregate number of Common Shares authorized for issuance under the 1993 Plan is 82,783; provided, that the maximum number of Shares that may be granted in the form of Options in any one calendar year to any Grantee is 200,000. The current market value per share is $22.38 (as of December 16, 1998). Common Shares that are not issued under an Option, or Common Shares (however acquired) that are used to pay the exercise price of an Option or are withheld in connection with tax obligations in connection with an Option, again become available for an Option or increase the number of Common Shares available for Option grants.

          TYPES OF AWARDS. The 1993 Plan permits the grant of Non-Qualified Options. The exercise price per share of Common Shares purchasable under any Option will be determined by the Plan Committee, but generally cannot be less than 100% of the Fair Market Value of a Common Share on the date the Option is granted.

          The Plan Committee shall determine the term of each Option (subject to a maximum of 10 years), and the time or times when it may be exercised. Options may be exercised following notice to AIPC by payment of the exercise price in cash or such other form of payment as may be approved at the discretion of the Plan Committee.

          ADJUSTMENTS. In the event of any stock dividend, stock split, merger, recapitalization, consolidation, split-up, spin-off, repurchase, distribution or similar transaction affecting the Common Shares, the Plan Committee may take such action that it deems appropriate to prevent dilution or enlargement of the benefits intended to be provided under the 1993 Plan and any Option grant. The Plan Committee also may authorize the issuance or assumption of Options or similar rights in connection with any such transaction whether or not AIPC is a surviving or continuing corporation, and upon such terms and conditions as it may deem appropriate.

          CHANGE OF CONTROL. A Change of Control is deemed to occur under the 1993 Plan in the event that any person or group (other than the Morgan Stanley Leveraged Equity Fund II, L.P. or any of its Permitted Transferees ("MSLEF")) acquires beneficial ownership in excess of 50% of the outstanding Voting Stock, or any person or group (other than MSLEF) acquires all or substantially all of the assets of AIPC. In the event of a Change of Control of AIPC, Options will automatically become fully vested and exercisable.

          ELECTIVE SHARE WITHHOLDING. A Grantee may, subject to certain conditions, elect to have AIPC withhold a portion of the Common Shares that would otherwise be issued to the Grantee under an Option to satisfy the Grantee's income tax liabilities related to an Option.

          OTHER. The 1993 Plan will terminate when all Common Shares subject to the Plan have been acquired, unless earlier terminated by the Board. Except as otherwise provided in an Option Agreement, Options may not be transferred other than by will or intestate succession. The extent to which the Grantee shall receive the benefits of an Option following termination of employment with AIPC will be determined in accordance with the provisions of the 1993 Plan and the relevant Option Agreement, which rights may extend beyond the date of termination of employment with AIPC. The Plan Committee may permit or require a Grantee to defer receipt of payment or delivery of Common Shares upon the exercise or vesting of an Option.

     FEDERAL INCOME TAX CONSEQUENCES OF 1993 PLAN

          The  federal  income  tax  consequences   of  the  1993  Plan  to  its
     participants and AIPC are discussed below under "Federal Income Tax Consequences of AIPC Equity Incentive Plans."

     1993 PLAN BENEFITS

          As of the date of this Proxy Statement, Options to purchase 34,521 Common Shares at exercise prices ranging from $4.92 to $12.23 per share (with a weighted average exercise price of $11.01 per share) were issued and outstanding under the 1993 Plan. The outstanding Options under the 1993 Plan expire at dates ranging from December 2003 to December 2006. In addition, the following Options are held by the following individuals and/or groups: No options are held by Timothy S. Webster, President and Chief Executive Officer; Horst W. Schroeder, Chairman of the Board; David
     E. Watson, Executive Vice President - Operations Support and Technology; Norman F. Abreo, Executive Vice President - Operations; David B. Potter, Executive Vice President and General Manager - Industrial Markets; and the following options are held by the following group under the 1993 Plan:
     Current Executive Officers as a Group, 3,372; Current Non-Employee Directors as a Group, 0; and All Current Optionees Other Than Executive Officers and Non-Employee Directors as a Group, 31,149.


                         YOUR BOARD RECOMMENDS THAT YOU VOTE
                                        "FOR"
                    APPROVAL OF THE AMERICAN ITALIAN PASTA COMPANY
                                1993 STOCK OPTION PLAN


             PROPOSAL 6 - APPROVAL OF THE AMERICAN ITALIAN PASTA COMPANY
                              1997 EQUITY INCENTIVE PLAN

          The Board adopted the 1997 Equity Incentive Plan (the "1997 Plan") to establish and maintain an equity incentive plan for officers and other key employees of AIPC and for consultants to AIPC. The 1997 Plan was approved by the Board on October 9, 1997 and by the stockholders of AIPC on October 7, 1997.

          Capitalized terms not defined in this proposal have the meaning given them in the 1997 Plan, which is attached as Exhibit D.

     SUMMARY OF THE 1997 PLAN

          The principal provisions of the 1997 Plan are summarized below.   This
     summary is not a complete description of all of such Plan's provisions.

          PURPOSE. The 1997 Plan is intended to allow employees, directors and consultants of AIPC to acquire or increase their ownership of Common Stock, thereby strengthening their commitment to the success of AIPC and stimulating their efforts on behalf of AIPC, and to assist AIPC in attracting new employees, directors and consultants and retaining existing ones. The 1997 Plan is also intended to optimize the profitability and growth of AIPC; to provide an incentive for excellence in individual performance; and to promote teamwork. The Awards are granted in consideration of the recipient's service to the Company.

          ADMINISTRATION. The 1997 Plan is administered by the Plan Committee. The Plan Committee has the authority to select employees to whom Awards are granted, to determine the types of Awards and the number of Shares covered and to set the terms, conditions and provisions of such Awards and to cancel or suspend Awards. The Plan Committee may appoint a committee (the "Management Committee") consisting of two or more members of the Board to select employees of the Company below the rank of Vice President to whom Awards are granted, to determine the types of Awards and the number of Shares covered and to set the terms, conditions and provisions of such Awards and to cancel or suspend Awards. The maximum aggregate number of shares that may be delivered pursuant to Awards granted by the Management Committee shall be 10,000 or such larger number as the Plan Committee may designate from time to time. The Plan Committee is authorized to interpret the 1997 Plan, to establish, amend, and rescind any rules and regulations relating to the 1997 Plan, to determine and amend the terms of agreements entered into with employees under the 1997 Plan, and to make all other determinations which may be necessary or advisable for the administration of the 1997 Plan.

          ELIGIBILITY.   All employees  and consultants of AIPC,  as well as all
     directors of AIPC (approximately 450 persons including 9 directors), are eligible to be participants in the 1997 Plan.

          AMENDMENT OF 1997 PLAN. The Board is able to amend or terminate the 1997 Plan at any time without the approval of the stockholders of AIPC, except (i) as such stockholder approval may be required by stock exchange listing requirements, and (ii) that no amendment shall be made without stockholder approval which shall increase the total number of shares available for issuance pursuant to the 1997 Plan.

          NUMBER OF SHARES. The number of Shares of Common Stock available under the 1997 Plan for grants of Awards is 2,000,000; provided, that the maximum number of Shares that may be granted in the form of Options, SARs, Restricted Shares in any one calendar year to any Grantee is 500,000 per type of Award, and provided, further, that the maximum aggregate payout with respect to Awards of performance shares or performance units granted in any one calendar year to any Grantee is equal to the value of 250,000 shares. The maximum number of Shares that may be granted as Bonus Shares under the Plan is 500,000. The current market value per share is $22.38 (as of December 16, 1998).

          Shares of Common Stock not issued under an Option, or Shares of Common Stock (however acquired) that are used to pay the exercise price of an Option or are withheld in connection with tax obligations in connection with an Option, again become available for an Option or increase the number of Common Stock available under the 1997 Plan for Awards.

          TYPES OF AWARDS. The 1997 Plan permits the grant of any or all of the following types of awards ("Awards") to employees, directors and consultants of AIPC and its subsidiaries: (1) stock options, including ISOs, Non-Qualified Options and reload options; (2) stock appreciation rights ("SARs") (either in tandem with stock options or free-standing); (3) limited stock appreciation rights ("LSARs"); (4) restricted shares; (5) performance units and performance shares conditioned upon meeting certain performance criteria; and (6) bonus shares.

          STOCK OPTIONS. The exercise price per Share purchasable under any Option is determined by the Plan Committee, but generally cannot be less than 100% of the fair market value of a Share on the date such Option is granted. The Plan Committee shall determine the term of each Option (subject to a maximum of 10 years), and the time or times when it may be exercised. The grant and the terms of ISOs shall be restricted to the extent required for qualification as ISOs by the Internal Revenue Code. Options may be exercised by payment of the exercise price made (i) in cash,
     (ii) in shares with a fair market value equal to the exercise price of either Common Stock, or at the discretion of the Plan Committee, restricted stock, (iii) pursuant to a "cashless exercise" through a broker-dealer under an arrangement approved by AIPC, or (iv) at the discretion of the Plan Committee, in an interest-bearing promissory note.

          The Plan Committee may, in its discretion, provide for the automatic grant of a so-called "reload" option to a grantee who delivers previously-owned Shares to pay the option exercise price or satisfy tax withholding requirements in connection with the option exercise. Any reload option will (i) cover a number of shares equal to the number of shares surrendered in connection with the exercise of the original option, (ii) have an exercise price equal to 100% of the fair market value of Shares on the date it is granted and (iii) expire on the expiration date of grant of the original Option. A reload option will not have a similar reload feature.

          STOCK APPRECIATION RIGHTS. An SAR may be granted free-standing or in tandem with the grant of new options or outstanding non-qualified options. Upon exercise of an SAR, the holder thereof is entitled to receive the excess of the fair market value of the shares for which the right is exercised over the grant price of the SAR. The grant price (which shall not be less than 100% of the fair market value of the shares on the date of grant) and other provisions of the SAR shall be determined by the Plan Committee (except that the term may not exceed 10 years). Payment by AIPC upon such exercise will be in cash unless the Plan Committee determines that it is to be paid wholly or partly in Shares.

          RESTRICTED SHARES. Restricted Shares may not be disposed of by the recipient until certain restrictions established by the Plan Committee lapse. Recipients of Restricted Shares are not required to provide consideration other than the rendering of services or the payment of any minimum amount required by law. The participant shall have, with respect to Restricted Shares, all of the rights of a stockholder, including the right to vote the Shares and the right to receive any cash dividends, unless the Plan Committee shall otherwise determine. Upon termination of employment during the restriction period, all Restricted Shares shall be forfeited, subject to such exceptions, if any, made by the Plan Committee.

          PERFORMANCE UNITS/SHARES. From time to time, the Plan Committee may select a period during which one or more performance criteria designated by the Plan Committee are measured for the purpose of determining the extent to which a performance award has been earned. Performance goals may be determined by the Plan Committee in its discretion. The performance measure(s) to be used for purposes of any awards intended to satisfy the "performance based" exception to the limitations of Internal Revenue Code
     Section 162(m) will be chosen from among the following: (1) earnings (either in the aggregate or on a per-share basis); (2) net income (before or after taxes); (3) operating income; (4) cash flow; (5) return measures (including return on assets, equity, or sales); (6) earnings before or after taxes, and before or after depreciation and amortization; (7) gross revenues; (8) share price (including growth measures and total stockholder return or attainment by the Shares of a specified value for a specified period of time); (9) reductions in expense levels in each case where applicable determined either on a Company-wide basis or in respect of any one or more business units; (10) net economic value; or (11) market share. The Committee has the discretion to adjust the determinations of the degree of attainment of the preestablished performance goals; provided, however, that awards which are designed to qualify for the performance-based exception to the limitations of Section 162(m) may not be adjusted upward (the Committee retains the discretion to adjust such awards downward).

          Performance awards may be in the form of Performance Shares (valued by reference to shares of stock), or Performance Units (valued by reference to cash or property other than stock). Performance awards may be paid in cash, stock, other property or a combination thereof. Recipients of performance awards are not required to provide consideration other than the rendering of services and any minimum exercise price required by applicable law.

          BONUS SHARES. Bonus Shares can be awarded to a grantee without cost and without restrictions in recognition of past performance (whether determined by reference to another employee benefit plan of AIPC or otherwise) or as an incentive to become an employee of AIPC or a subsidiary.

          ADJUSTMENTS. In the event of any change affecting the Shares by reason of any stock dividend or split, recapitalization, merger, consolidation, spinoff, combination or exchange of shares or other corporate change, or any distribution to stockholders other than cash dividends, the Plan Committee shall make such substitution or adjustment in the aggregate number or class of shares which may be distributed under the 1997 Plan and in the number, class and option price or other price of shares subject to the outstanding Awards granted under the 1997 Plan as it deems to be appropriate in order to maintain the purpose of the original grant.

          CHANGE OF CONTROL. The effect of a Change of Control of AIPC on any Award will be set forth in the relevant Award Agreement. The Plan Committee may provide for different treatment of an Award before or after a Change of Control.

          ELECTIVE SHARE WITHHOLDING. A Grantee may, subject to certain conditions, elect to have AIPC withhold a portion of the Common Stock that would otherwise be issued to the Grantee under an Option to satisfy the Grantee's income tax liabilities related to an Option.

          OTHER. The 1997 Plan will terminate when all Shares subject to the Plan have been awarded, unless earlier terminated by the Board. Awards, and any rights under an Award, may not be transferred other than by will or intestate succession or, with the consent of the Plan Committee, to members of a grantee's immediate family and related trusts, partnerships and other entities with respect to which the Grantee or any such family members are owners or beneficiaries. The extent to which the Grantee shall receive the benefits of an Award following the Termination of Affiliation will be determined in accordance with the provisions of the 1997 Plan and the relevant Award Agreement, which benefits may extend beyond the date of Termination of Affiliation. The Plan Committee may permit or require a Grantee to defer receipt of payment or delivery of Shares upon the exercise or vesting of an Award.

     FEDERAL INCOME TAX CONSEQUENCES OF 1997 PLAN

          The  federal  income  tax  consequences   of  the  1997  Plan  to  its
     participants and AIPC are discussed below under "Federal Income Tax Consequences of AIPC Equity Incentive Plans."

     NEW 1997 PLAN BENEFITS

          As of the date of this Proxy Statement, Options to purchase 1,060,967 Shares at exercise prices ranging from $18.00 to $30.00 per Share (with a weighted average exercise price of $19.01 per share) were issued and outstanding under the 1997 Plan. In addition, the following Options are held by the following individuals and/or groups: Timothy S. Webster, President and Chief Executive Officer, 398,583; Horst W. Schroeder, Chairman of the Board, 275,942; David E. Watson, Executive Vice President - Operations Support and Technology, 61,320; Norman F. Abreo, Executive Vice President - Operations, 61,320; David B. Potter, Executive Vice President and General Manager - Industrial Markets, 66,726; Current Executive Officers as a Group, 953,469; Current Non-Employee Directors as a Group, 0; and All Current Optionees Other Than Executive Officers and Non-Employee Directors as a Group, 107,498.

                         YOUR BOARD RECOMMENDS THAT YOU VOTE
                                        "FOR"
                    APPROVAL OF THE AMERICAN ITALIAN PASTA COMPANY
                              1997 EQUITY INCENTIVE PLAN


            FEDERAL INCOME TAX CONSEQUENCES OF AIPC EQUITY INCENTIVE PLANS

          The following discussion relates to Proposals 4, 5 and 6 to the extent each of the awards described below may be issued under the pertinent plan. AIPC understands that the federal income tax consequences generally applicable to Awards under the AIPC Equity Incentive Plans are as described below. The following discussion is based on the federal income tax laws in effect as of the date of this Proxy Statement and could be affected by future changes in the tax laws. The summary is not intended to constitute tax advice and does not address, among other things, possible state, local or foreign tax consequences.

          A Grantee who is granted a Non-Qualified Option generally will not recognize taxable income at the time the Option is granted. Upon exercise of the Option, the Grantee generally will be taxed at ordinary income tax rates on an amount equal to the difference between the fair market value of AIPC Common Stock on the date of exercise and the Option exercise price.

          AIPC will receive a deduction with respect to the exercise of the Non-Qualified Option in the taxable year within which the Grantee recognizes the corresponding taxable income, subject to AIPC's compliance with tax reporting requirements, and the reasonableness of the total compensation paid to the Grantee in such taxable year, and possible limitation under
     Section 162(m) of the Code. Upon subsequent disposition of the Option shares, the Grantee will realize long-term or short-term capital gain or loss depending on the applicable holding period, provided the Grantee holds the shares as a capital asset. A capital gain or loss is long-term if the Grantee holds the stock for more than one year (more than 18 months to obtain the current lowest capital gains rate) and short-term if the Grantee holds the stock for one year or less.

          If a Grantee exercises a Non-Qualified Option with cash, the Grantee's basis in the Option shares received upon exercise will equal the Option price plus the amount of ordinary income recognized by the Grantee on such exercise. If a Grantee exercises a Non-Qualified Option with shares of Company Common Stock, the Grantee (under current rulings by the Internal Revenue Service (the "IRS")) will not recognize gain or loss with respect to the disposition of the shares transferred in payment of the Option price. The Grantee will have a carryover basis in such number of shares received upon exercise as is equal to the number of shares surrendered; the Grantee's basis in any additional shares received will be equal to the amount of income the Grantee recognizes upon exercise of the Option.

          A Grantee who is granted an ISO under a Plan will not recognize taxable income at the time the Option is granted or at the time the Option is exercised. The Grantee's basis in the shares acquired for cash upon exercise of an ISO will be equal to the Option price. However, the excess of the fair market value of the shares obtained on exercise over the exercise price of an ISO will be an adjustment item for purposes of the alternative minimum tax.

          If a Grantee disposes of shares acquired pursuant to the exercise of an ISO prior to meeting the required holding period (two years from the date of grant or one year from the date the shares were transferred to the Grantee), the difference between the fair market value of the shares at the time of exercise (or the amount realized on disposition, if lower) and the Option price will be taxable to the Grantee as ordinary income, and will be deductible by AIPC, subject to the general conditions noted above. The balance of any gain, or any loss on such disposition, will be treated as capital gain or loss, provided the Grantee holds the option shares as a capital asset. If a Grantee disposes of the Option shares in an arm's-length transaction after the required ISO holding period, the Grantee would realize capital gain or loss (provided the Grantee holds the shares as a capital asset) on the difference between the exercise price and amount received on disposition, and AIPC would not be entitled to any income tax deduction. A capital gain or loss is long-term if the Grantee holds the stock for more than one year (more than 18 months to obtain the current lowest capital gains rate) and short-term if the Grantee holds the stock for one year or less.

          Under current rulings by the IRS, if a Grantee exercises an ISO with stock, the Grantee will not recognize gain or loss with respect to the shares of stock surrendered in payment of the option price (unless the surrendered shares were received under an incentive or other statutory stock option and surrendered before expiration of the statutory holding period, in which event a disqualifying disposition will have occurred). The Grantee will have a carryover basis in such number of shares received upon exercise as is equal to the number of shares surrendered. The Grantee's basis in any additional shares of stock received will be zero.

          The grant of an SAR will create no tax consequences for a Grantee or AIPC. Upon exercising an SAR, the Grantee must recognize ordinary income equal to the difference between the strike price and the fair market value of shares of Company Common Stock on the date of the exercise; AIPC will be entitled to a deduction for the same amount, subject to possible limitation under Section 162(m).

          With respect to other Awards granted that are settled either in cash or in stock or other property that is either transferable or not subject to substantial risk of forfeiture, the participant must recognize ordinary income equal to the cash or the fair market value of shares or other property received, and AIPC will be entitled to a deduction for the same amount. With respect to Awards that are settled in stock or other property that is restricted as to transferability and subject to substantial risk of forfeiture, the participant must recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier (or, if earlier, upon the Grantee making an election under Section 83(b) of the Internal Revenue Code) and AIPC will be entitled to a deduction for the same amount, subject to possible limitation under Section 162(m).

                                  VOTING AND PROXIES

          Stockholders at the Annual Meeting will consider and vote upon: (1) the election of three directors; (2) ratification of the Board of Directors' selection of Ernst & Young LLP to serve as AIPC's independent accountants for fiscal year 1999; (3) approval of the Company's Employee Stock Purchase Plan; (4) approval of the Company's 1992 Stock Option Plan;
     (5) approval of the Company's 1993 Nonqualified Stock Option Plan; (6) approval of the Company's 1997 Equity Incentive Plan; and (7) such other matters as may properly come before the Annual Meeting or any adjournment thereof. Stockholders do not have dissenters' rights of appraisal in connection with any of these matters. Each of these matters has been proposed by the Board of Directors and none of them is related to or contingent on the other.

          Only the holders of AIPC's Common Stock of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. On that date, AIPC had outstanding 18,086,684 shares of Common Stock eligible to be voted at the Annual Meeting.

          The Common Stock constitutes AIPC's only class of voting securities outstanding and will vote as a single class on all matters to be considered at the Annual Meeting. Each holder of Common Stock is entitled to cast one vote for each share of Common Stock held on the Record Date on all matters. Stockholders do not have the right to vote cumulatively in the election of directors.

          In order for any of the proposals to be approved at the Annual Meeting (other than the election of directors) by the stockholders, a quorum, consisting of the holders of a majority of the shares of Common Stock entitled to vote, must be present and a majority of such quorum must be affirmatively voted for approval. The shares of Common Stock of each stockholder entitled to vote at the Annual Meeting who is present, either in person or through a proxy, are counted for purposes of determining whether there is a quorum, regardless of whether the stockholder votes such shares. The directors are elected by an affirmative vote of the plurality of a quorum of shares of Common Stock present at the Annual Meeting that are entitled to vote.

          Voting ceases when the chairman of the Annual Meeting closes the polls. The votes are counted and certified by inspectors appointed by the Board of Directors of AIPC in advance of the Annual Meeting. In determining the percentage of shares that have been affirmatively voted for a particular proposal (other than the election of directors), the affirmative votes are measured against the votes for and against the proposal plus the abstentions from voting on the proposal. A stockholder may abstain from voting on any proposal other than the election of directors, and shares for which the holders abstain from voting are not considered to be votes affirmatively cast. Abstaining will, thus, have the effect of a vote against a proposal. With regard to the election of directors, a stockholder may cast votes in favor of a candidate or withhold his or her votes; votes that are withheld will be excluded entirely from the vote and will have no effect.

          Under the rules of the New York Stock Exchange, Inc. (the "NYSE"), member stockbrokers who hold shares of Common Stock in the broker's name for customers are required to solicit directions from those customers on how to vote such shares. In the absence of any such instructions, the stockbrokers may vote shares of Common Stock on certain proposals. The Staff of the NYSE, prior to the Annual Meeting, informs the brokers of those proposals upon which the brokers are entitled to vote the undirected shares.

          When a stockbroker does not vote, it is referred to as a "broker non-vote" (customer-directed abstentions are not broker non-votes). Broker non-votes generally do not affect the determination of whether a quorum is present at the Annual Meeting because in most cases some of the shares held in the broker's name have been voted on at least some proposals, and therefore, all of such shares are considered present at the Annual Meeting. Under applicable law, a broker non-vote will have the same effect as a vote against any proposal other than the election of directors and will have no effect on the outcome of the election of directors.

          Stockholders who return a properly executed proxy are appointing the Proxy Committee to vote their shares of Common Stock covered by the Proxy. That Committee has three members whose names are listed on the accompanying proxy card, each of whom is a director or executive officer of AIPC. A stockholder wishing to name as his or her proxy someone other than the Proxy Committee designated on the proxy card may do so by crossing out the names of the designated proxies and inserting the name of such other person. In that case, it will be necessary for the stockholder to sign the proxy card and deliver it directly to the person so named and for that person to be present in person and vote at the Annual Meeting. Proxy cards so marked should NOT be mailed to AIPC.

          The Proxy Committee will vote the shares of Common Stock covered by a proxy in accordance with the instructions given by the stockholders executing such proxies. If a properly executed and unrevoked proxy solicited hereunder does not specify how the shares represented thereby are to be voted, the Proxy Committee intends to vote such shares FOR the election as directors of the persons nominated by management, FOR ratification of the Board of Directors' selection of Ernst & Young LLP to serve as AIPC's independent auditors for fiscal year 1999, FOR approval of the Company's Employee Stock Purchase Plan, FOR the Company's 1992 Stock Option Plan, FOR the Company's 1993 Nonqualified Stock Option Plan and FOR the 1997 Equity Incentive Plan, and in accordance with their discretion upon such other matters as may properly come before the Annual Meeting.

          A stockholder may revoke a valid proxy with a later-dated, properly executed proxy or other writing delivered to the Corporate Secretary of AIPC at any time before the polls for the Annual Meeting are closed. Attendance at the Annual Meeting will not have the effect of revoking a valid proxy unless the stockholder delivers a written revocation to the Corporate Secretary before the proxy is voted. Stockholders whose shares are held by a broker will have to contact the broker to determine how to revoke a proxy solicited through the broker.

     401(K) PLAN PARTICIPANTS

          Participants in the American Italian Pasta Company Retirement Savings Plan (the "401(k) Plan") are provided a separate voting instruction card (accompanying this Proxy Statement) to instruct the trustee of the 401(k) Plan how to vote the shares of Common Stock held on behalf of such participant. The 401(k) Plan trustee is required under the trust agreement to vote the shares in accordance with the instructions indicated on the voting instruction card. If the voting instruction card is not returned, the trustee is required under the applicable trust agreement to vote such shares, as well as any unallocated shares, in the manner directed by a committee designated under the plan. The voting instruction card should be returned directly to the trustee in the envelope provided AND SHOULD NOT BE RETURNED TO AIPC. The mailing address of the trustee is George K. Baum Trust Company, Twelve Wyandotte Plaza, 120 West 12th Street, Suite 850, Kansas City, Missouri 64105. 401(k) Plan participants who wish to revoke a voting instruction card will need to contact the trustee and follow its procedures.

          Confidentiality of Voting of 401(k) Plan Participants. Under the terms of the 401(k) Plan trust agreement, the trustee is required to establish procedures to ensure that the instructions received from participants are held in confidence and not divulged, released or otherwise utilized in a manner that might influence the participants' free exercise of their voting rights.

                                PRINCIPAL STOCKHOLDERS

          The following table sets forth certain information regarding beneficial ownership of the Common Stock as of the Record Date by each person who is known by the Company to own beneficially more than 5 percent of the outstanding shares of Common Stock. Beneficial ownership is generally either the sole or shared power to vote or dispose of the shares. The percentage ownership is based on the number of shares outstanding as of the Record Date. Except as otherwise noted, the holders have sole voting and dispositive power.


                                                      CLASS A COMMON STOCK

                                                SHARES       BENEFICIALLY OWNED
     NAME OF BENEFICIAL OWNER                   NUMBER           PERCENT<FN1>
     ------------------------                   ------           ------------


     FMR Corp., Edward C. Johnson 3d,           2,134,000<FN2>      11.80
     and Abigail P. Johnson
       82 Devonshire Street
       Boston, MA

     Citicorp Venture                           1,047,298<FN3>      5.79
       Capital, Ltd. <FN2>
       399 Park Avenue
       New York, NY  10043

     ----------------------

     <FN1>     Beneficial ownership is  determined in accordance with  the rules of the Commission. In computing the number and percentage of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options and warrants held by that person that are currently exercisable or will become exercisable within 60 days of the Record Date are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person.

     <FN2>     Based upon  Schedule 13G, dated  June 10, 1998, filed  jointly by
               FMR Corp., a Massachusetts corporation ("FMR"), Edward C. Johnson 3d and Abigail P. Johnson. According to such Schedule 13G, FMR and Mr. Johnson share dispositive power; FMR, Mr. Johnson and Mrs. Johnson share voting power. Mr. Johnson and members of the Johnson family form a controlling group with respect to FMR. Mr. Johnson is Chairman of FMR and Ms. Johnson is a director of FMR.

     <FN3>     Based  on a  Schedule 13G dated  February 13,  1998.   The shares
               beneficially owned by Citicorp Venture Capital, Ltd. include 157,103 shares held by an affiliate of Citicorp.



                                STOCKHOLDER PROPOSALS

          To be properly brought before the Annual Meeting, a proposal must be either (i) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder.

          If a holder of AIPC Common Stock wishes to present a proposal, other than the election of a director, in AIPC's Proxy Statement for next year's annual meeting of stockholders, such proposal must be received by AIPC on or before August 31, 1999. Such proposal must be made in accordance with the applicable laws and rules of the Securities and Exchange Commission and the interpretations thereof. Any such proposal should be sent to the Corporate Secretary of AIPC at 1000 Italian Way, Excelsior Springs, Missouri 64024.

          In order for a stockholder proposal that is not included in AIPC's Proxy Statement for next year's annual meeting of stockholders to be properly brought before such meeting, such proposal must be delivered to the Corporate Secretary and received at AIPC's executive offices no earlier than November 5, 1999 and no later than December 6, 1999 (assuming a meeting date of February 3, 2000) and such proposal must also comply with the procedures outlined below, which are set forth in AIPC's By-laws. The determination that any such proposal has been properly brought before such meeting is made by the officer presiding over such meeting.

     DIRECTOR NOMINATIONS

          With respect to stockholder nominations of candidates for AIPC's Board of Directors, AIPC's Bylaws provide that not less than 60 days nor more than 90 days prior to the anniversary date immediately preceding the Annual Meeting of Stockholders (provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, the Nomination Notice (as defined below) by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting is mailed or such public disclosure of the date of the annual meeting is made, whichever first occurs), any stockholder who intends to make a nomination at the Election Meeting shall deliver a notice in writing (the "Nomination Notice") to the Secretary of AIPC at its principal executive offices setting forth (a) as to each nominee whom the stockholder proposes to nominate for election as a director, (i) the name, date of birth, business address and residence address of such individual, (ii) the business experience during the past five years of such nominee, including his or her principal occupations and employment during such period, the name and principal business of any corporation or other organization in which such occupations and employment were carried on, and such other information as to the nature of his or her responsibilities and level of professional competence as may be sufficient to permit assessment of his or her prior business experience, (iii) whether the nominee is or ever has been at any time a director, officer or owner of 5 percent or more of any class of capital stock, partnership interests or other equity interest of any corporation, partnership or other entity, (iv) any directorships held by such nominee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of
     Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, as amended,
     (v) whether, in the last five years, such nominee has been convicted in a criminal proceeding or has been subject to a judgment, order, finding, decree or proceeding which may be material to an evaluation of the ability or integrity of the nominee, and (vi) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (b) as to the Person submitting the Nomination Notice and any Person acting in concert with such Person, (i) the name and business address of such Person, (ii) the name and addresses of such Person as they appear on the Corporation's books, (iii) the class and number of shares of the Corporation that are beneficially owned by such Person, (iv) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. A written consent to being named in a proxy statement as a nominee, and to serve as a director if elected, signed by the nominee, shall be filed with the Nomination Notice.

     MATTERS OTHER THAN DIRECTOR NOMINATIONS

          AIPC's Bylaws provide that, in addition to any other applicable requirements, for a proposal to be properly brought before the meeting by a stockholder, (a) the stockholder must have been a stockholder of record on the date of the giving of the notice of the Stockholder Proposal (as defined below) and on the record date for the determination of stockholders entitled to vote at such meeting; and (b) such stockholder has filed a written notice (a "Proposal Notice") setting forth with particularity (i) the names and business addresses of the proponent and all persons or entities (collectively, the "persons" and, singularly, a "person") acting in concert with the proponent; (ii) the name and address of the proponent and the persons identified in clause (i), as they appear on the Corporation's books (if they so appear); (iii) the class and number of shares of AIPC beneficially owned by the proponent and the persons identified in clause (i); (iv) a description of the Stockholder Proposal containing all material information relating thereto; and (v) such other information as the Board of Directors reasonably determines is necessary or appropriate to enable the Board of Directors and stockholders of AIPC to consider the Stockholder Proposal; and (c) the Proposal Notices must be delivered to the Secretary and received at the principal executive offices of AIPC (1) in the case of an annual meeting, not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting of stockholders; PROVIDED, HOWEVER, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, the Proposal Notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting is mailed or such public disclosure of the date of the annual meeting is made, whichever first occurs, or (2) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the 10th day following the day on which notice of the date of the special meeting is mailed or public disclosure of the date of the special meeting is made, whichever first occurs.

               SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934, as amended, requires AIPC's directors and executive officers, and other persons, legal or natural, who own more than 10 percent of AIPC's Common Stock (collectively, "Reporting Persons"), to file reports of their ownership of such stock, and the changes therein, with the Securities and Exchange
     Commission, the New York Stock Exchange and AIPC (the "Section 16 Reports"). All such reports due were filed during fiscal year 1998.

                                    OTHER MATTERS

          AIPC will bear the cost of the Annual Meeting, including the cost of mailing the proxy materials and any supplemental materials. Directors, officers and employees not specifically engaged or compensated for that purpose may also solicit proxies by telephone, telegraph or in person. AIPC has retained Corporate Investor Communications, Inc. to assist in the solicitation of proxies, and anticipates the cost of such assistance will be approximately $1,000. In addition, AIPC may reimburse brokerage firms and other persons representing beneficial owners of AIPC's shares for their expenses in forwarding this Proxy Statement, the Annual Report and other soliciting materials to such beneficial owners.

          Brokers, dealers, banks, voting trustees, other custodians, and their nominees are asked to forward soliciting materials to the beneficial owners of shares held of record by them and upon request will be reimbursed for their reasonable expenses in completing the mailing of soliciting materials to such beneficial owners.

          The Board of Directors knows of no other matters that are expected to be presented for consideration at the Annual Meeting. As of the date of this Proxy Statement, no notice of any matters has been received in accordance with AIPC's Bylaws, as discussed above. However, if other matters properly come before the meeting, it is intended that persons named in the accompanying proxy will vote on them in accordance with their best judgment.

          Notwithstanding anything to the contrary set forth in any of AIPC's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the Compensation Committee Report on Executive Compensation (included herein) shall not be incorporated by reference into any such filings.


                                   By Order of the Board of Directors

                                   /s/ David E. Watson
                                  -----------------------------------
                                   Executive Vice President
                                   - Operations Support and
                                   Technology and Secretary

     Excelsior Springs, Missouri
     December 28, 1998


          AIPC will furnish a copy of its Annual Report on Form 10-K for the year ended October 2, 1998 (without exhibits) as filed with the Securities and Exchange Commission (the "SEC") upon request. The Annual Report on Form 10-K includes a list of all exhibits thereto. AIPC will furnish copies of such exhibits upon written request therefor and payment of AIPC's reasonable expenses in furnishing such exhibits. Each such request must set forth a good faith representation that, as of the Record Date, the person making such request was a beneficial owner of Common Stock entitled to vote at the Annual Meeting. Such written request should be directed to the Corporate Secretary of AIPC, 1000 Italian Way, Excelsior Springs, Missouri 64024. The Annual Report on Form 10-K for the year ended October 2, 1998 with exhibits, as well as other filings by AIPC with the SEC, are also available through the SEC's Internet site on the World Wide Web at www.sec.gov.

                                                                       EXHIBIT A

                            AMERICAN ITALIAN PASTA COMPANY
                             EMPLOYEE STOCK PURCHASE PLAN


                            I. Purpose and Effective Date


     1.1 The purpose of the American Italian Pasta Company Employee Stock Purchase Plan (the "Plan") is to provide an opportunity for eligible employees to acquire a proprietary interest in the American Italian Pasta Company (the "Company") through the purchase of shares of common stock of the Company. It is the intent of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code. The provisions of the Plan shall be construed to extend and limit participation in a manner consistent with the requirements of Section 423 of the Internal Revenue Code.

     1.2 The Plan shall be effective on the Effective Date stated below, subject to the approval of the Company's stockholders within one year before or one year after the date the Plan is approved by the board of directors of the Company (the "Board"). No option shall be granted under the Plan after the earlier of (a) the day before the fifth (5th) anniversary of the Effective Date, or (b) the date on which the Plan is terminated by the Board in accordance with Section 12.7 of the Plan.


                                   II. Definitions

          The following words and phrases, when used in this Plan, unless their context clearly indicates otherwise, shall have the following respective meanings:

     2.1 "Account" means a recordkeeping account maintained for a Participant to which payroll deductions are credited in accordance with Article VIII of the Plan.

     2.2  "Article" means an Article of this Plan.

     2.3 "Accumulation Period" means, as to the Company or a Participating Subsidiary, a period of three months commencing with the first regular payroll check issued on or after each successive January 1, April 1, July 1, and October 1 occurring after the Effective Date. The Committee may modify or suspend Accumulation Periods at any time and from time to time.

     2.4 "Base Earnings" means base salary and wages received by a Participant from the Company or a Participating Subsidiary, excluding bonuses, incentives, and overtime pay.

     2.5  "Board" means the board of directors of the Company.

     2.6  "Code" means the Internal Revenue Code of 1986, as amended.

     2.7 "Committee" means the committee of the Board described in Section 3.1 of the Plan.

     2.8  "Common Stock" means the Company's common stock, $.01 par value.

     2.9  "Company"   means   American   Italian  Pasta   Company,   a  Delaware
          corporation.

     2.10 "Cut-Off Date" means the date established by the Committee from time to time by which enrollment forms must be received prior to an Enrollment Date.

     2.11 "Effective Date" means July 1, 1998.

     2.12 "Eligible Employee" means an Employee eligible to participate in the Plan in accordance with Article V.

     2.13 "Employee" means an individual who performs services for the Company or a Participating Subsidiary pursuant to an employment relationship determined by the Company to be described in Treasury Regulations
          Section 31.3401(c)-1 or any successor provision.

     2.14 "Enrollment  Date"  means the  first  trading day  of  an Accumulation
          Period.

     2.15 "Exchange Act" means the Securities Exchange Act of 1934.

     2.16 "Fair Market Value" means, as of any applicable date:

               (a) if the security is listed for trading on the New York Stock Exchange, the closing price of the security as reported on the New York Stock Exchange Composite Tape, or if no such reported sale of the security shall have occurred on such date, on the latest preceding date on which there was such a reported sale, or

               (b) if the security is not so listed, but is listed on another national securities exchange or authorized for quotation on the National Association of Securities Dealers Inc.'s NASDAQ National Market ("NASDAQ/NMS"), the closing price, regular way, of the security on such exchange or NASDAQ/NMS, as the case may be, or if no such reported sale of the security shall have occurred on such date, on the latest preceding date on which there was such a reported sale, or

               (c) if the security is not listed for trading on a national securities exchange or authorized for quotation on NASDAQ/NMS, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if no such prices shall have been so reported for such date, on the latest preceding date for which such prices were so reported, or

               (d) if the security is not listed for trading on a national securities exchange or is not authorized for quotation on NASDAQ/NMS or NASDAQ, the fair market value of the security as determined in good faith by the Board.

     2.17 "Participant" means an Eligible Employee who has enrolled in the Plan pursuant to Article VI and whose participation has not terminated.

     2.18 "Participating   Subsidiary"  means   a  Subsidiary  which   has  been
          designated by the Committee in accordance with Section 3.3 of the Plan as covered by the Plan.

     2.19 "Plan" means the American Italian Pasta Company Employee Stock Purchase Plan as set forth herein and as from time to time amended.

     2.20 "Purchase Date" means the specific trading day with respect to an Accumulation Period on which shares of Common Stock are purchased under the Plan in accordance with Article IX. For each Accumulation Period, the Purchase Date shall be the last day of such Accumulation Period, or, if such day is not a trading date, the next day which is a trading day.

     2.21 "Rule 16b-3" means Rule 16b-3 under the Exchange Act.

     2.22 "Section" means a section of this Plan, unless indicated otherwise.

     2.23 "Securities Act" means the Securities Act of 1933, as amended.

     2.24 "Subsidiary"  means   any  corporation   in  an   unbroken  chain   of
          corporations beginning with the Company if, as of the applicable Enrollment Date, each of the corporations other than the last corporation in the chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.


                                 III. Administration

     3.1 The Plan shall be administered by the Compensation Committee of the Board. Membership on the Compensation Committee shall be subject to such limitations as the Board deems appropriate.

     3.2 The Committee may select one of its members as chairman and may appoint a secretary. The Committee shall make such rules and regulations for the conduct of its business as it shall deem advisable; provided, however, that all determinations of the Committee shall be made by a majority of its members.

     3.3 The Committee shall have the power, subject to and within the limits of the express provisions of the Plan, to construe and interpret the Plan and options granted under it; to establish, amend and revoke rules and regulations for administration of the Plan; to determine all questions of fact and of policy and expediency that may arise in the administration of the Plan; and, generally, to exercise such powers and perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company, including, but not limited to, designating from time to time which Subsidiaries of the Company shall be Participating Subsidiaries. The Committee's determinations as to the interpretation and operation of this Plan shall be final and conclusive. The Committee may employ agents and delegate ministerial duties to them.

          In exercising the powers described in the foregoing paragraph, the Committee may adopt special or different rules for the operation of the Plan including, but not limited to, rules which allow employees of any foreign Subsidiary to participate in, and enjoy the tax benefits offered by, the Plan; provided that such rules shall not result in any grantees of options having different rights and/or privileges under the Plan nor otherwise cause the Plan to fail to satisfy the requirements of Section 423 of the Internal Revenue Code and the regulations thereunder.

     3.4 This Article III relating to the administration of the Plan may be amended by the Board from time to time as may be desirable to satisfy any requirements of or under the federal securities and/or other applicable laws of the United States, or to obtain any exemption under such laws.


                                 IV. Number of Shares

     4.1 Fifty thousand (50,000) shares of the Company's Common Stock are reserved for sales and authorized for issuance pursuant to the Plan. Shares sold under the Plan may be newly-issued shares, outstanding shares reacquired in private transactions or open market purchases, or both. If any option granted under the Plan shall for any reason terminate without having been exercised, the shares not purchased under such option shall again become available for the Plan.

     4.2 In the event of any reorganization, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, merger, consolidation, acquisition of property or shares, separation, asset spin-off, stock rights offering, liquidation or other similar change in the capital structure of the Company, the Committee shall make such adjustment, if any, as it deems appropriate in the number, kind and purchase price of the shares available for purchase under the Plan. In the event that, at a time when options are outstanding hereunder, there occurs a dissolution or liquidation of the Company, except pursuant to a transaction to which Section 424(a) of the Code applies, each option to purchase Common Stock of the Company shall terminate, but the Participant holding such option shall have the right to exercise his option prior to such dissolution or liquidation.


                             V. Eligibility Requirements

     5.1 Except as provided in Section 5.2, each individual who is an Employee of the Company or a Participating Subsidiary shall become eligible to participate in the Plan in accordance with Article VI on the first Enrollment Date following the individual's completion of three (3) months of employment by the Company or a Subsidiary, provided that the individual is an Employee on such Enrollment Date. Participation in the Plan is entirely voluntary.

     5.2  The following Employees are not Eligible Employees:

               (a) Employees who, immediately upon enrollment in the Plan, would own directly or indirectly, or hold options or rights to acquire, an aggregate of 5% or more of the total combined voting power or value of all outstanding shares of all classes of stock of the Company or any Subsidiary (and for purposes of this paragraph, the rules of Code Section 424(d) shall apply, and stock which the Employee may purchase under outstanding options shall be treated as stock owned by the Employee);

               (b) Employees who are customarily employed by the Company or a Participating Subsidiary for not more than five months in any calendar year;

               (c) Employees who are customarily employed by the Company or a Participating Subsidiary for 20 hours or less per week;

               (d) Employees who are prohibited by the laws of the nation of their residence or employment from participating in the Plan; and

               (e) Employees who are members of a collective bargaining unit covered by a collective bargaining agreement; provided that participation in the Plan has been specifically considered (after review of the terms of the Plan) and rejected by the collective bargaining representative representing such employees.

     5.3 Notwithstanding anything to the contrary in Section 5.1, Employees who are directors or "officers" of the Company (as defined in Rule 16a-1(f) under the Exchange Act, as such rule may be amended from time to time) may participate in the plan only in accordance with the requirements of Rule 16b-3 under the Exchange Act. The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and the options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.


                                    VI. Enrollment

     6.1 Any Eligible Employee may enroll in the Plan for an Accumulation Period by completing and signing an enrollment form (which authorizes payroll deductions during such Accumulation Period in accordance with
          Section 8.1) and submitting such enrollment form to the Company on or before the Cut-Off Date immediately preceding the commencement of the Accumulation Period. Such enrollment form (and the authorization therein) shall be effective as of the Enrollment Date occurring within the Accumulation Period to which the enrollment form relates, and shall continue in effect until the earliest of:

               (a) the end of the last payroll period ending in the Accumulation Period, unless the Committee adopts a rule pursuant to which such enrollment and authorization shall automatically be deemed renewed for successive Accumulation Periods;

               (b) the date during the Accumulation Period that the Employee elects to change his enrollment in accordance with Section 8.3;

               (c) the date during an Accumulation Period that the Employee ceases to be an Eligible Employee; and

               (d) the date during the Accumulation Period that the Employee withdraws from the Plan or has a termination of employment in accordance with Article X.


                         VII. Grant of Options on Enrollment

     7.1 Enrollment by an Eligible Employee in the Plan as of an Enrollment Date will constitute the grant by the Company to such Participant on such Enrollment Date of an option to purchase shares of Common Stock from the Company pursuant to the Plan. If enrollment is deemed by the Committee to continue for successive Accumulation Periods, a new option shall be granted as of each Enrollment Date the enrollment continues in effect.

     7.2 An option granted to a Participant pursuant to this Plan shall expire, if not terminated for any reason first, on the earliest to occur of
          (a) the end of the Purchase Date with respect to the Accumulation Period in which such option was granted; (b) the completion of the purchase of Common Stock under the option under Article IX; or (c) the date on which participation of such Participant in the Plan terminates for any reason.

     7.3 An option granted to a Participant under the Plan shall give the Participant a right to purchase on a Purchase Date any number of whole and fractional shares of Common Stock which is not more than the lesser of 200 or the amount described in (a) below; provided that if the Committee permits the maximum described in either (a) or (b) to apply, the option shall be for the lesser of 200 shares of Common Stock or whichever of the amounts described in (a) or (b) is applicable:

                    (a) the sum of any amount carried forward to such Accumulation Period pursuant to Section 9.3 plus the dollar amount designated in the Participant's enrollment form in accordance with Section 8.1, such sum divided by 95% of the Fair Market Value of a share of Common Stock (i) as of the Enrollment Date on which the option is granted or (ii) as of the Purchase Date for the Accumulation Period, whichever is lower; provided that, if the Committee specifies the purchase price under Section 9.4(b) applies with respect to the Accumulation Period, then such sum shall be divided by 95% of the Fair Market Value of a share of Common Stock as of the Purchase Date for the Accumulation Period; or

                    (b) the sum of any amount carried forward to such Accumulation Period pursuant to Section 9.3 plus the product of the percentage of Base Earnings designated in the Participant's enrollment form in accordance with Section 8.1 and 25% of the Participant's annualized Base Earnings at the rate in effect on the applicable Enrollment Date, such sum divided by 95% of the Fair Market Value of a share of Common Stock as of (i) as of the Enrollment Date on which the option is granted or (ii) as of the Purchase Date for the Accumulation Period, whichever is lower; provided that, if the Committee specifies the purchase price under Section 9.4(b) applies with respect to the Accumulation Period, then such sum shall be divided by 95% of the Fair Market Value of a share of Common Stock as of the Purchase Date for the Accumulation Period.

          Notwithstanding any other provision of this Plan, no employee may be granted an option which permits his rights to purchase shares of Common Stock under the Plan and any other similar employee stock purchase plan of the Company or any of its subsidiaries to accrue at a rate which exceeds $25,000 of Fair Market Value of such Common Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.


                               VIII. Payroll Deductions

     8.1 An Employee who files an enrollment form pursuant to Article VI shall elect and authorize in such form to have deductions made from his pay on each payday during the Accumulation Period to which the enrollment form relates, and he shall designate in such form the total amount (or, if the Committee permits, the percentage) of Base Earnings to be deducted during such Accumulation Period. The minimum an Employee may elect and authorize to have deducted is $10.00 per payroll period (or such larger or smaller amount as the Committee may designate from time to time) and the maximum is the lesser of (a) 100% of his Base Earnings for such Accumulation Period, or (b) $6,250, subject to the maximum set forth in Section 7.3. In authorizing such deduction, if the employee is permitted to (and does) designate a percentage of Base Earnings, the percentage shall be a whole percentage of Base Earnings up to 100% or such smaller percentage as the Committee specifies from time to time. For these purposes, the Base Earnings of an hourly-paid Employee shall be determined by multiplying such Employee's hourly rate of base pay as of the beginning of the Accumulation Period by the number of regularly scheduled hours the Employee is expected to work during the Accumulation Period, excluding overtime hours.

     8.2 Payroll deductions for a Participant shall commence as soon as administratively practicable after the Participant's authorization of such payroll deductions in an enrollment form becomes effective in accordance with Article VI, and shall continue until the date on which such authorization ceases to be effective in accordance with Article
          VI. The amount of each payroll deduction made for a Participant shall be credited to the Participant's Account as soon as administratively feasible after the Participant's pay is withheld. All payroll deductions received or held by the Company or a Participating Subsidiary may be used by the Company or Participating Subsidiary for any corporate purpose, and the Company or Participating Subsidiary shall not be obligated to segregate such payroll deductions.

     8.3 During an Accumulation Period, a Participant may elect to reduce or to cease (but not to increase) payroll deductions made on his behalf for the remainder of such Accumulation Period by delivering the applicable forms to the Company in such manner and at such time as permitted by the Committee. A Participant may elect to reduce payroll deductions no more than once during an Accumulation Period, but may cease payroll deductions at any time. A Participant who has ceased payroll deductions may voluntarily withdraw from the Plan pursuant to Section 10.1.

     8.4 A Participant may not make any separate or additional contributions to his Account under the Plan, except when on leave of absence and then only as provided in Section 10.3. Neither the Company nor any Participating Subsidiary shall make separate or additional contributions to any Participant's Account under the Plan.


                                IX. Purchase of Shares

     9.1 Subject to Section 9.2, any option held by the Participant which was granted under this Plan and which remains outstanding as of a Purchase Date shall be deemed to have been exercised on such Purchase Date for the purchase of the number of whole and fractional shares (carried to four decimal places) of Common Stock which the funds accumulated in the Participant's Account as of the Purchase Date will purchase at the applicable purchase price (but not in excess of the number of shares for which options have been granted to the Participant pursuant to
          Section 7.3).

     9.2 A Participant who holds an outstanding option as of a Purchase Date shall not be deemed to have exercised such option if, no later than the time prior to such Purchase Date required by the Committee, the Participant elected not to exercise the option by withdrawing from the Plan in accordance with Section 10.1. If the Participant withdraws as described in the preceding sentence, then all funds accumulated in his Account as of the Purchase Date on which his option would otherwise be exercisable shall be distributed to him as soon as administratively feasible after such Purchase Date.

     9.3 If, after a Participant's exercise of an option under Section 9.1, an amount remains credited to the Participant's Account as of a Purchase Date, then the remaining amount shall be carried forward in the Account for application to the purchase of Common Stock on the next following Purchase Date; provided, however, that if the remaining amount exceeds one dollar and the Participant so elects no later than the time required by the Committee prior to the Purchase Date on which he exercises the option, he shall receive a distribution of such remaining amount in cash as soon as administratively feasible after such Purchase Date.

     9.4 (a) The purchase price for each share of Common Stock purchased under an option granted on the Enrollment Date for such Accumulation Period shall be 95% of the lower of

                    (i) the Fair Market Value of a share of Common Stock on the Enrollment Date on which such option is granted; or

                    (ii) the Fair Market Value of a share of Common Stock on the Purchase Date.

               (b) Notwithstanding Section 9.4(a), if the Committee so specifies prior to the commencement of an Accumulation Period, the purchase price for each share of Common Stock purchased under any option shall be 95% of the Fair Market Value of a share of Common Stock on the Purchase Date.

     9.5  If shares of  Common Stock are purchased by a  Participant pursuant to
          Section 9.1, then such shares shall be held in non-certificated form at a bank or other appropriate institution selected by the Company until the earlier of the Participant's termination of employment or the time a Participant requests delivery of certificates representing such shares. Except as may be required by the laws of the jurisdiction in which a Participant sells or otherwise disposes of the Participant's shares acquired under the Plan or for another reason approved by the Committee, no Participant shall be permitted to request delivery of certificates prior to the Participant's termination of employment. If any law or applicable regulation of the Securities and Exchange Commission or other body having jurisdiction shall require that the Company or the Participant take any action in connection with the shares being purchased under the option, delivery of the certificate or certificates for such shares shall be postponed until the necessary action shall have been completed, which action shall be taken by the Company at its own expense, without unreasonable delay.

          Any certificates delivered pursuant to this Section 9.5 shall be registered in the name of the Participant or, if the Participant so elects, in the names of the Participant and one or more such other persons as may be designated by the Participant, as joint tenants with rights of survivorship or as tenants by the entireties, to the extent permitted by law.

     9.6 In the case of Participants employed by a Participating Subsidiary, the Committee may provide for Common Stock to be sold through the Subsidiary to such Participants, to the extent consistent with Section 423 of the Code.

     9.7 If the total number of shares of Common Stock for which an option is exercised on any Purchase Date in accordance with this Article IX, when aggregated with all shares of Common Stock previously granted under this Plan, exceeds the maximum number of shares reserved in
          Section 4.1, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the Account of each Participant under the Plan shall be returned to him as promptly as possible.

     9.8 If a Participant or former Participant sells, transfers, or otherwise makes a disposition of Common Stock purchased pursuant to an option granted under the Plan within two years after the date such option is granted or within one year after the Purchase Date to which such option relates, and if such Participant or former Participant is subject to U.S. federal income tax, then such Participant or former Participant shall notify the Company or Participating Subsidiary in writing of such sale, transfer or other disposition within 10 days of the consummation of such sale, transfer or other disposition, and shall remit to the Company or Participating Subsidiary or authorize the Company or Participating Subsidiary to withhold from other sources such amount as the Company may determine to be necessary to satisfy any federal, state or local tax withholding obligations of the Company or Participating Subsidiary.

          The Committee may from time to time establish rules and procedures (including but not limited to postponing delivery of shares until the earlier of the expiration of the two-year or one-year period or the disposition of such shares by the Participant) to cause the withholding requirements to be satisfied.


                           X. Termination of Participation

     10.1 Withdrawal from the Plan. A Participant may withdraw from the Plan in full (but not in part) during any Accumulation Period by delivering a notice of withdrawal to the Company (in a manner prescribed by the Committee) at any time up to but not including the number of days prior to the Purchase Date occurring in such Accumulation Period as the Committee shall require. If notice of withdrawal is timely received, the funds then accumulated in the Participant's Account shall not be used to purchase Common Stock, but shall instead be distributed to the Participant as soon as administratively feasible after the end of the Accumulation Period. An Employee who has withdrawn during an Accumulation Period may not return funds to the Company or a Participating Subsidiary during the same Accumulation Period and require the Company or Participating Subsidiary to apply those funds to the purchase of Common Stock. Any Eligible Employee who has withdrawn from the Plan may, however, re-enroll in the Plan on the next subsequent Enrollment Date following such withdrawal in accordance with the provisions of Article VI.

     10.2 Termination of Employment. Participation in the Plan terminates immediately when a Participant ceases to be employed by the Company or a Participating Subsidiary for any reason other than death or otherwise ceases to be an Eligible Employee, and such terminated Participant's outstanding options shall thereupon terminate. As soon as administratively feasible after termination of participation, the Company or Participating Subsidiary shall pay to the Participant all amounts accumulated in the Participant's Account at the time of termination of participation.

     10.3 Leave of Absence. If a Participant takes a leave of absence without terminating employment, such Participant shall have the right, at the commencement of the leave of absence and in accordance with procedures prescribed by the Committee, to elect: (a) to withdraw from the Plan in accordance with Section 10.1; (b) to discontinue contributions to the Plan but remain a Participant in the Plan through the balance of the Accumulation Period in which his leave of absence begins; or
          (c) to remain a Participant in the Plan during such leave of absence, authorizing deductions to be made from payments by the Company or a Participating Subsidiary to the Participant during such leave of absence and undertaking to make contributions to the Plan at the end of each payroll period to the extent that amounts payable by the Company to such Participant are insufficient to meet such Participant's authorized Plan deductions.


                            XI. Designation of Beneficiary

     11.1 Each Participant may designate in writing one or more beneficiaries to receive the amount in his Account in the event of death and may, in his sole discretion, change such designation in writing at any time. Any such designation shall be effective upon receipt by the Company and shall control over any disposition by will or otherwise.

     11.2 As soon as administratively feasible after the death of a Participant, amounts accumulated in his Account shall be paid in cash to the designated beneficiaries or, in the absence of a valid designation, to the executor, administrator or other legal representative of the Participant's estate. Such payment shall relieve the Company of further liability with respect to the Plan on Account of the deceased Participant. If more than one beneficiary is designated, each beneficiary shall receive an equal portion of the Account unless the Participant has given express contrary instructions.

     11.3 No beneficiary shall, prior to the death of the Participant by whom he has been designated, acquire any interest in the amounts credited to the Participant's Account under the Plan.


                                  XII. Miscellaneous

     12.1 Restrictions on Transfer. The rights of a Participant under the Plan shall not be assignable or transferrable by such Participant, and an option granted under the Plan may not be exercised during a Participant's lifetime other than by the Participant.

     12.2 Administrative Assistance. If the Committee in its discretion so elects, it may retain a brokerage firm, bank or other financial institution to assist in the purchase of shares, delivery of reports or other administrative aspects of the Plan. If the Committee so elects, each Participant shall (unless prohibited by applicable law) be deemed upon enrollment in the Plan to have authorized the establishment of an account on his behalf at such institution. Shares purchased by a Participant under the Plan shall be held in the account in the Participant's name, or if the Participant so indicates in the enrollment form, in the Participant's name together with the name of one or more other persons, in joint tenancy with right of survivorship or spousal community property, or in certain forms of trusts approved by the Committee.

     12.3 Costs and Expenses. All costs and expenses incurred in administering the Plan shall be paid by the Company, including any stamp duties, transfer taxes and any brokerage fees applicable to a Participant's acquisition of Stock under the Plan.

     12.4 Equal Rights and Privileges. All Eligible Employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an "employee stock purchase plan" within the meaning of
          Section 423 or any successor provision of the Code and the related regulations. Notwithstanding the express terms of the Plan, any provision of the Plan which is inconsistent with Section 423 or any successor provision of the Code shall without further act or amendment by the Company or the Board be reformed to comply with the requirements of Code Section 423. This Section 12.5 shall take precedence over all other provisions in the Plan.

     12.5 Applicable Law.   The Plan shall  be governed by the  substantive laws
          (excluding the conflict of laws rules) of the State of Missouri.

     12.6 Amendment and Termination. The Board may amend, alter or terminate the Plan at any time; provided, however, that no amendment which would amend or modify the Plan in a manner requiring stockholder approval under Code Section 423, the requirements of any securities exchange on which the Common Stock is traded, or any rule or regulation promulgated by the Securities Exchange Commission shall be effective unless, within one year after it is adopted by the Board, it is approved by the holders of a majority of the voting power of the Company's outstanding shares. In addition, the Committee may amend the Plan as provided in Section 3.3, subject to the conditions set forth therein and in this Section 12.7.

          If  the  Plan is  terminated,  the Board  may elect  to  terminate all outstanding options either prior to their expiration or upon completion of the purchase of shares on the next Purchase Date, or may elect to permit options to expire in accordance with their terms (and participation to continue through such expiration dates). If the options are terminated prior to expiration, all funds accumulated in Participants' Accounts as of the date the options are terminated shall be returned to the Participants as soon as administratively feasible.

     12.7 No Right of Employment. Neither the grant nor the exercise of any rights to purchase shares under this Plan nor anything in this Plan shall impose upon the Company any obligation to employ or continue to employ any employee. The right of the Company or any Subsidiary to terminate any employee shall not be diminished or affected because any rights to purchase shares have been granted to such employee.

     12.8 Requirements of Law. The Company shall not be required to sell, issue, or deliver any shares of Common Stock under this Plan if such sale, issuance, or delivery might constitute a violation by the Company or the Participant of any provision of law. Unless a registration statement under the Securities Act is in effect with respect to the shares of Common Stock proposed to be delivered under the Plan, the Company shall not be required to issue such shares if, in the opinion of the Company or its counsel, such issuance would violate the Securities Act. Regardless of whether such shares of Common Stock have been registered under the Securities Act or registered or qualified under the securities laws of any state, the Company may impose restrictions upon the hypothecation or further sale or transfer of such shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company or its counsel, such restrictions are necessary or desirable to achieve compliance with the provisions of the Securities Act, the securities laws of any state, or any other law or are otherwise in the best interests of the Company. Any determination by the Company or its counsel in connection with any of the foregoing shall be final and binding on all parties.

          If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing shares of Common Stock issued under the Plan is no longer required in order to comply with applicable securities or other laws, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing a like number of shares lacking such legend.

          The Company may, but shall not be obligated to, register or qualify any securities covered by the Plan. The Company shall not be obligated to take any other affirmative action in order to cause the grant or exercise of any right or the issuance, sale, or deliver of shares pursuant to the exercise of any right to comply with any law.

     12.9 Gender. When used herein, masculine terms shall be deemed to include the feminine, except when the context indicates to the contrary.


          Executed this 22nd day of June, 1998.


                                           AMERICAN ITALIAN PASTA COMPANY


                                           By: /s/ T. S. Webster
                                           -------------------------------
                                           Title:  President & Chief
                                                   Executive Officer

                                                                       EXHIBIT B

                            AMERICAN ITALIAN PASTA COMPANY
                                1992 STOCK OPTION PLAN

          Note - the following copy of the 1992 Plan reflects the effects of the recapitalization of the Company in October 1997 and the amendment adopted by the Company October 15, 1998.

                            AMERICAN ITALIAN PASTA COMPANY
                                1992 STOCK OPTION PLAN

          1. Purpose. The American Italian Pasta Company Stock Option Plan (the "Plan") is intended to advance the interests of American Italian Pasta Company (the "Company") and its shareholders by encouraging and enabling selected officers and other key employees and consultants upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, to acquire and retain a proprietary interest in the Company by ownership of its Common Shares (as defined below). The Plan shall become effective as of October 30, 1992 (the "Effective Date").

          2.   Definitions.

          "Board" means the Board of Directors of the Company.

          "Cause", with respect to any Optionee means, (i) cause as defined in the employment or consulting agreement with the Company to which the Optionee is a party or, if none, (ii) the occurrence of any of the following events:

               (a) the willful and continued failure by such Optionee to substantially perform his duties with the Company on a full-time basis (other than any such failure resulting from total or partial incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to such Optionee by the Board, which demand identifies the manner in which the Board believes that he has not substantially performed such duties;

               (b) the willful engaging by such Optionee in conduct which is significantly injurious to the Company, monetarily or otherwise, after a written demand for cessation of such conduct is delivered to such individual by the Board, which demand specifically identifies the manner the Board believes that such individual has engaged in such conduct and the injury to the Company resulting therefrom;

               (c)  the  commission  by   such  Optionee  of  an   act  or  acts
          constituting a crime involving moral turpitude;

               (d) the breach by such Optionee of one or more covenants, if any, in any agreement to which the Optionee and the Company are parties;

               (e) such Optionee's use of illegal drugs, abuse of other controlled substances or habitual intoxication; or

               (f) the commission by such Optionee of a significant act of dishonesty, deceit or breach of fiduciary duty in the performance of the Optionee's duties with the Company.

     For purposes of clauses (A) and (B) of this definition, no act, or failure to act, on the part of an Optionee shall be deemed to be willful unless knowingly done, or omitted to be done, by such Optionee not in good faith and without a reasonable belief that such action or omission was in the best interests of the Company.

          "Closing Option" an Initial Option having the terms specified in the Option Agreement to which the Optionee is a party. The terms of Closing Options may differ for different Optionees.

          "Code" means the Internal Revenue Code of 1986, as amended, from time to time.

          "Committee" means (i) a committee designated by the Board and delegated the functions of the Committee under this Plan, which shall be comprised of least two directors or (ii) if at any time such a committee has not been designated, the Board.

          "Common Shares" means the Common Stock, no par value, of the Company.

          "Date of Grant" means, with respect to any Option, the date as of which such Option is granted under the Plan.

          "Disability", with respect to any Optionee, means (i) Disability as defined in the employment or consulting agreement with the Company to which the Optionee is a party or, if none or if not defined therein, (ii) physical or mental incapacity resulting in such Optionee being unable to substantially perform his duties for more than six (6) consecutive months or an aggregate of six (6) months in any period of twelve (12) consecutive months as determined in writing by a qualified independent physician mutually acceptable to the Optionee and the Company.

          "Effective Date" has the meaning set forth in Section 1 hereof.

          "Employee" means any employee of the Company.

          "Fair Market Value" (i) with respect to any Option or any portion thereof at any time means (x) the value of one Common Share, determined as set forth in clause (ii), minus (y) the respective exercise price (s) per share; which amount shall be multiplied by (z) the number of Common Shares subject to such Option or applicable portion thereof; and (ii) with respect to any Common Shares, means (1) the "Section 4.2 Sales Price", the "Section
     4.3 Sales Price" or the "Common Stock Sale Price" (each as defined in the Shareholders Agreement) whichever has been most recently determined for Common Shares provided such determination has been made within the past year, and if none, (2) the Fair Market Value as determined in good faith by the Committee.

          "Follow-on Option" means an Initial Option having the terms specified in the Option Agreement to which the Optionee is a party. The terms of Follow-on Options may differ for different Optionees.

          "Incentive Stock Option" means any Option that is intended to meet the requirements of Section 422 of the Code and any successor provision thereto and the regulations thereunder.

          "Initial Options" has the meaning set forth in Section 4 hereof.

          "Non-Qualified Stock Option" means any Option that is not an Incentive Stock Option.

          "Option" means an Initial Option or an Other Option granted under this Plan.

          "Option Agreement" means any agreement or other instrument pursuant to which an Option is granted to an Optionee.

          "Optionee" means a Person to whom an Option has been granted under the Plan and who has rights therein under the Plan.

          "Other Options" has the meaning set forth in Section 4 hereof.

          "Payment Note" has the meaning set forth in Section 6(h) hereof.

          "Person" means any individual, corporation, partnership, joint stock company, trust, joint venture, association, or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

          "Public Offering" means any underwritten public offering of equity securities (or securities convertible into equity securities) of the Company pursuant to an effective registration statement under the Securities Act of 1933 other than pursuant to a registration statement on Form S-8 or any successor or similar form.

          "Realization Event" has the meaning set forth in the Shareholders Agreement.

          "Retirement" means, unless otherwise agreed by contract, with respect to any Optionee, such Optionee's termination of employment with the Company
     (i) pursuant to any arrangement of the Company providing for early retirement of its Employees, (ii) at an age of not less than 65 years or
     (iii) otherwise determined by the Committee to be a retirement.

          "Seller" has the meaning set forth in Section 6(h)(iii) hereof.

          "Shareholders Agreement" means the Shareholders Agreement dated as of October 30, 1992 among the Company, The Morgan Stanley Leveraged Equity Fund II, L.P., a Delaware limited partnership, Richard C. Thompson, and Citicorp Venture Capital, Ltd. and the other parties thereto, as in effect from time to time.

          "Subsidiary" means any entity of which securities or other ownership interests having ordinary voting power to elect at least 50% of the members of the board of directors or other persons performing similar functions are directly or indirectly owned by the Company.

          "Successor" means the legal representative of a deceased Optionee or the person or persons who acquire the right to exercise an Option by bequest or inheritance or by reason of the death or legal incapacity of any Optionee.

          "Vested Portion" has the meaning set forth in Section 6(c) hereof.

          "Vesting Schedule" has the meaning set forth in Section 6(d) hereof.

          "Year End" means the last day of the one year period which begins, as to each Option, on the day on which such Option was granted or an anniversary of such date.

          3. Administration of Plan. (a) The Plan shall be supervised and administered by the Committee which shall have full and final authority in its discretion, subject to the provisions of the Plan and applicable law, to determine the individuals to whom and the time or times at which Options shall be granted and the number of Common Shares covered by each Option; to determine the terms of any Payment Note; to construe and interpret the Plan, any Option Agreement and any Payment Note; and to make all other determinations and take all other actions deemed necessary or advisable for the administration of the Plan.

               (b) Determinations Under the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Option shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons, including the Company, any Optionee, any Successor, any Seller, any shareholder and any Employee.

          4. Common Shares Subject to Options. Subject to adjustment as provided in Section 7, the aggregate number of Common Shares which may be issued upon the exercise of Options granted under the Plan shall be 147,804. Of such 147,804 Common Shares, there are reserved for issuance under the Plan (i) an aggregate of 103,463 Common Shares in respect of Options granted as of the Effective Date, (the "Initial Options") and (ii) an aggregate of 44,341 Common Shares in respect of Common Options which may be granted after the Effective Date ("Other Options"). Initial Options may be Closing Options or Follow-on Options. The Common Shares to be issued upon the exercise of Options may consist of authorized but unissued shares, treasury shares or other shares issued and reacquired by the Company or shares otherwise acquired for the purposes of the Plan. If any Option shall, for any reason, terminate or expire or be surrendered without having been exercised in full or otherwise without the delivery of Common Shares, the Common Shares subject to such Option but not purchased thereunder shall again be available for new Options to be granted under the Plan. The maximum aggregate number of Shares that may be granted in any one calendar year to any one Grantee shall be 500,000.

          5. Grants to Participants. Options may be granted under the Plan to any person who is or who agrees to become an officer or other key Employee (including officers and Employees who are also directors) of, or a consultant to, the Company or any of its present or future Subsidiaries. Subject to the provisions of the Plan including Section 6 below, the Committee shall have the sole and complete authority to determine the exercise price per share for an Other Option and the terms of each Option Agreement, which may be different for each Optionee. Other Options may be either Non-Qualified Stock Options or Incentive Stock Options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code and any regulations promulgated thereunder.

          6. Terms and Conditions of Options. Any Option granted under the Plan shall be evidenced by an Option Agreement executed by the Company and the Optionee and shall contain terms and conditions not inconsistent with the following limitations and conditions:

               (a) Exercise Price. Each Option shall represent the right to purchase one or more Common Shares at a purchase price per share set forth in the Option Agreement.

               (b) Period of Option. The term of each Option shall be 10 years from the Date of Grant of such Option subject to earlier termination and expiration as provided in Section 6(g), in the Option Agreement or in another agreement to which the Optionee is a party.

               (c) Exercise of Options in General. All or any part of the Vested Portion of each Option shall be exercisable at such times, throughout a period commencing on the date such Option becomes exercisable in accordance with its terms ending upon the expiration or termination of such Option as determined in the sole discretion of the Committee and set forth herein or in the applicable Option Agreement. The Committee may impose in any Option Agreement such conditions with respect to the exercise of each Option as it may deem necessary or advisable. The Vested Portion of each Option shall be that portion which shall have become exercisable and shall not have been previously exercised, as determined in accordance with Subsection (d) below.

               (d) Vesting Schedule. Unless and to the extent otherwise provided in an Option Agreement and subject to clauses (ii) through
          (v) below and Section 6(g), the following schedule (the "Vesting Schedule") applies to all Options:

               Years of Service
               Since Date of Grant                    Vested Portion

                    1                                      20%
                    2                                      40%
                    3                                      60%
                    4                                      80%
                    5                                      100%

                    (ii) Notwithstanding the Vesting Schedule above but subject to the provisions of an Option Agreement, in the event of the Optionee's termination of employment or consulting arrangement with the Company due to the Optionee's death or Disability, each outstanding Option held by the Optionee shall become exercisable in full with respect to all Common Shares covered thereby.

                    (iii) Notwithstanding the Vesting Schedule above but subject to the provisions of an Option Agreement, in the event of the Optionee's Retirement or termination of employment by the Company without Cause each outstanding Option held by such Optionee shall become exercisable with respect to that number of Common Shares which is obtained by multiplying the number of Common Shares covered by the Option by a fraction, the numerator of which is the number of months the Optionee has been employed with the Company following the Date of Grant and the denominator of which is 60. The portion of such Option not becoming vested and exercisable in accordance with the foregoing sentence shall be cancelled upon any termination of employment.

                    (iv) Notwithstanding the Vesting Schedule above but subject to the provisions of an Option Agreement, upon occurrence of a Realization Event, each outstanding Option shall become exercisable in full with respect to all Common Shares covered thereby as of a date immediately prior to the occurrence of such Realization Event.

                    (v)            No  provision  of  this  Section  6(d)  shall
               impair the Committee's authority to accelerate the exercisability of any outstanding Option at any time, or to provide in any Option Agreement for provisions that differ from the provisions set forth in this Section (d) relating to vesting upon termination of employment or a Realization Event.

               (e) Shareholder Rights. Each Optionee shall, if requested by the Company on or after the Date of Grant, execute and become a party to the Shareholders Agreement or a similar type of agreement with such provisions regarding shareholder matters as the Company considers appropriate. An Optionee shall not have any of the rights of a shareholder of the Company in respect of the Common Shares subject to an Option until or unless certificates evidencing the Common Shares purchased pursuant to the exercise of such Option are properly delivered to such Optionee.

               (f) Nontransferability. Except as otherwise provided in the Option Agreement to which the Optionee is a party and notwithstanding any other provision of this Plan or the Shareholders Agreement, no Option shall be transferable or assignable by an Optionee, other than by will or the laws of descent and distribution, and each such Option shall be exercisable, during the Optionee's lifetime, only by such Optionee.

               (g) Certain Forfeitures and Repurchases of Options. (i) Unless otherwise expressly provided in the Option Agreement or in another agreement between the Company and the Optionee, upon the Company's termination of an Optionee's employment for Cause, any Option (whether or not then exercisable) held by such Optionee shall be deemed immediately forfeited and cancelled without any payment or consideration being due from the Company.

                    (ii) Unless otherwise expressly provided in the Option Agreement or in another agreement between the Company and the Optionee, upon termination of an Optionee's employment with the Company other than by the Company for Cause, the unvested portion of any Option held by such Optionee shall be deemed immediately forfeited and cancelled and the Vested Portion of any Option held by the Optionee shall, at the Company's election at any time after such termination, be subject to purchase by the Company for an amount equal to the Fair Market Value of such Vested Portion of such Option on the repurchase date. In the event the Fair Market Value of the Vested Portion of any such Option shall be zero or less, the repurchase of such Option shall be effected by the delivery by the Company to the Optionee or his Successor, as appropriate, of a written notice stating that the Fair Market Value is zero and that such Option is cancelled.

               If the Company elects to purchase the Vested Portion of an Option pursuant to this Section 6(g), the Company shall deliver written notice (a "Purchase Notice") to such Optionee or such Optionee's Successor, as appropriate, to such effect. Upon receipt of any Purchase Notice each Option subject to being purchased shall be deemed to be expired and cancelled automatically upon receipt of the Purchase Notice and the purchase price. Payment of the purchase price may be made in cash or by certified check. Payment effected through a promissory note of the Company in accordance with the provisions of
          Section 6(h)(iv) hereof shall be deemed payment in cash for purposes of this Section 6(g).

               (h) Certain Repurchases of Common Shares. (i) Notwithstanding any other provision of this Plan or the Shareholders Agreement but subject to the provisions of an Option Agreement, upon the termination of an Optionee's employment prior to an initial Public Offering by the Company, the Company may elect, at any time after such termination and prior to such Public Offering, to require such Optionee or his Successor to sell to the Company, and such Optionee or such Successor shall sell, all Common Shares acquired as a result of the exercise of an Option and owned by such Optionee and Successor in accordance with this Section 6(h). The price at which such Surrendered Shares (as defined in Section 6(h)(iii)) may be repurchased shall be determined as follows: (1) in the case of a repurchase arising from a termination under the circumstances set forth in Section 6(g)(i), an amount equal to the product of (x) the lower of (A) the exercise price for the Option pursuant to which the Common Shares were purchased and (B) the Fair Market Value of a Common Share as of the date of such termination of employment multiplied by (y) the number of Common Shares so repurchased, and (2) in the case of a repurchase arising from a termination under the circumstances set forth in Section 6(g)(ii), an amount equal to the product of Fair Market Value of a Common Share as of the termination date multiplied by the number of Common Shares repurchased.

                    (ii) If the Company elects to exercise its right to require any Optionee or any Optionee's Successor to sell Common Shares pursuant to this Section 6(h), the Company shall deliver written notice (a "Repurchase Notice") to such Optionee or such Successor to such effect.

                    (iii) The Common Shares specified in the Repurchase Notice as being subject to repurchase (collectively, "Surrendered Shares") shall be surrendered for repurchase within (10) ten business days of the date of such receipt of such notice (the "Repurchase Date"). On the Repurchase Date, the Optionee or the Optionee's Successor selling such Surrendered Shares (the "Seller") shall deliver to the Company the certificate or certificates representing the Surrendered Shares owned by such Seller on such date against delivery by the Company of the repurchase amount to such Seller, which may be paid at the election of the Company, in cash or by certified check, or, in the event the Company is prohibited from making payment with cash as a result of a credit agreement or debt obligation binding upon the Company, by a promissory note issued by the Company (a "Payment Note") payable to the order of the Seller. All certificates for Surrendered Shares shall be duly endorsed in favor of the Company by the Seller in whose name such certificate or certificates is registered or accompanied by a duly executed stock or security assignment in favor of the Company with the signature(s) thereon guaranteed by a commercial bank or trust company or a member of a national securities exchange or the National Association of Securities Dealers, Inc. If any Seller shall fail to deliver such certificate or certificates (or evidence) to the Company within the time required, the Company shall cause its books and records to show that the Surrendered Shares are bound by the provisions of this Section 6(h) of the Plan and that the Surrendered Shares, until transferred to the Company, shall not be entitled to any proxy, dividend or other rights from the date by which such certificate or certificates should have been delivered to the Company.

                    (iv) Each Payment Note shall (A) be payable to the order of the Seller, (B) be issued and dated the Repurchase Date,
               (C) be in a principal amount equal to the repurchase price of such Surrendered Shares and (D) mature on demand or at a stated maturity date. Each Payment Note shall bear interest in respect of the unpaid principal amount of such Payment Note from the Repurchase Date to the maturity date thereof at a rate per annum equal to the then-current yield to maturity on United States treasury securities of comparable maturity, as determined in good faith by the Company, plus 100 basis points.

                    (v) The Company shall have the right to resell to any Person any Surrendered Shares received from a Seller pursuant to this Section 6(h), whether or not the applicable Repurchase Price has been paid to such Seller; provided that any such sale or other disposition by the Company of Surrendered Shares shall not relieve the Company of its obligation to pay the applicable repurchase price for such Surrendered Shares.

               (i) Other Provisions. The grant of any Option may also be subject to such other provisions (whether or not applicable to any Option granted to any other Optionee) as the Committee deems appropriate, including provisions to assist the Optionee in financing the acquisition of Common Shares, provisions for the forfeiture of, or restrictions on resale or other disposition of, shares acquired under any Option in addition to those provisions set forth in Section 8 hereof or in the Shareholders Agreement, provisions giving the Company the right to purchase Options in circumstances other than those described in Section 6(g) and to repurchase shares acquired under any Option in the event the Optionee elects to dispose of such shares, provisions to comply with federal and state securities laws, understandings or conditions as to the Optionee's employment in addition to those specifically provided for under the Plan and provisions accelerating the vesting of any Option upon the occurrence of specified events or otherwise in the discretion of the Committee.

          7. Adjustment Provisions. (a) If the Company shall at any time change the number of issued Common Shares without new consideration to it (by stock dividends, stock splits, or similar transactions), the total number of Common Shares reserved for issuance under this Plan and the number of such shares covered by each outstanding Option shall be adjusted so that the aggregate consideration payable by the Optionee upon exercise, and the benefit intended to be provided under each such Option immediately before and immediately after such adjustment, shall be maintained.

               (b) In the case of any merger, recapitalization, consolidation, split-up, spin-off, repurchase, distribution or similar transaction affecting the Common Shares, the Committee shall take such action as in its sole discretion it deems appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan and the Options granted hereunder.

               (c) Notwithstanding any other provision of this Plan, and without affecting the number of Common Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of Options or similar rights in connection with any merger, consolidation, acquisition of property or stock, or reorganization, whether or not the Company is a surviving or continuing corporation, upon such terms and conditions as it may deem appropriate.

               (d) Notwithstanding any other provision of this Plan, the payment to any Optionee at any time of an amount equal to the excess, if any, of the Fair Market Value at such time of the number of Common Shares subject to such Option over the aggregate exercise price of such Option, in consideration of the cancellation thereof, shall extinguish any rights of the holder of such Option in connection therewith.

               (e) In the event of the dissolution or liquidation of the Company, any Option granted under the Plan shall terminate as of a date to be fixed by the Committee, provided that not less than (30) thirty days' written notice of the date so fixed shall be given to each Optionee and each such Optionee shall have the right during such period to exercise his Option as to all or any part of the Common Shares covered thereby.

          8. Restrictions on Common Shares Issued. The exercise of each Option shall be subject to the condition that if at any time the Company shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any Common Share otherwise deliverable upon such exercise upon any securities exchange or under any state or federal law, or that the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of Common Shares pursuant thereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

          9. No Right to Continued Service. The granting of an Option to any person does not alter in any way the rights of the Company to terminate such Optionee's employment or consulting arrangement at any time for any reason nor does it confer upon such person any rights or privileges to continue employment or otherwise except as specifically provided for in the Plan.

          10. Amendment, Suspension, and Termination of Plan. The Board may at any time suspend or terminate the Plan or may amend it from time to time in such respects as the Board may deem advisable, in the best interests of the Company and in accordance with the purposes of the Plan; provided, however, that without approval by the holders of a majority of the securities of the Company entitled to vote, no such amendments shall (i) except as specified in Section 7, increase the maximum number of Common Shares with respect to which Options may be granted under the Plan, or (ii) change the provisions of the second sentence of this Section 10 relating to the term of this Plan. Unless the Plan shall theretofore have been terminated by the Board, the Plan shall terminate 10 years after the Effective Date of the Plan. No Option may be granted during any suspension or after the termination of the Plan. No amendment, suspension, or termination of the Plan shall, without an Optionee's consent, impair any of the rights or obligations under any Option theretofore granted to such Optionee under the Plan.

          11. Withholding. The Company may establish appropriate procedures to provide for payment of such income and other taxes as may be required by law to be paid or withheld in connection with the exercise of Options, and to ensure that the Company receives prompt advice concerning the occurrence of any event that may create, or affect the timing or amount of, any obligation to pay or withhold such taxes or that may make available to the Company any tax deduction resulting from such occurrence. Without limiting the generality of the foregoing, an Optionee may be given the opportunity to elect to have Common Shares withheld to satisfy withholding obligations.

                                                                       EXHIBIT C

                            AMERICAN ITALIAN PASTA COMPANY
                         1993 NONQUALIFIED STOCK OPTION PLAN

          Note - the following copy of the 1993 Plan reflects the effects of the recapitalization of the Company in October 1997 and the amendment adopted by the Company on October 15, 1998.

                            AMERICAN ITALIAN PASTA COMPANY
                         1993 NONQUALIFIED STOCK OPTION PLAN


          1. Purpose. The American Italian Pasta Company 1993 Nonqualified Stock Option Plan (the "Plan") is intended to advance the interests of American Italian Pasta Company (the "Company") and its shareholders by encouraging and enabling selected key employees upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, to acquire and retain a proprietary interest in the Company by ownership of its Common Shares (as defined below). The Plan shall become effective as of December 8, 1993 (the "Effective Date").

          2.   Definitions.

          "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person, provided that no stockholder of the Company shall be deemed an Affiliate of any other stockholder solely by reason of any investment in the Company. For the purpose of this definition, the term "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

          "Affiliated Employee Benefit Trust" means any trust that is a successor to the assets held by a trust established under an employee benefit plan subject to ERISA or any other trust established directly or indirectly under such plan or any other such plan having the same sponsor.

          "Board" means the Board of Directors of the Company.

          "Change in Control" means any event that results in (x) any person or group (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934 as in effect on September 1, 1992) other than Morgan Stanley Leveraged Equity Fund II, L.P. ("MSLEF") or any of its Permitted Transferees or any group consisting solely of such persons) having beneficial ownership in excess of 50% of the outstanding Voting Stock or (y) any person or group (other than aforesaid) acquiring all or substantially all of the assets of the Company.

          "Code" means the Internal Revenue Code of 1986, as amended, from time to time.

          "Committee" means (i) a committee designated by the Board and delegated the functions of the Committee under this Plan, which shall be comprised of at least two directors or (ii) if at any time such a committee has not been designated, the Board.

          "Common Shares" means the Common Stock, no par value, of the Company.

          "Common Stock" means the Common Stock, no par value, of the Company.

          "Date of Grant" means, with respect to any Option, the date as of which such Option is granted under the Plan.

          "Disability", with respect to any Optionee, means physical or mental incapacity resulting in such Optionee being unable to substantially perform his duties for more than six (6) consecutive months or an aggregate of six
     (6) months in any period of twelve (12) consecutive months as determined in writing by a qualified independent physician mutually acceptable to the Optionee and the Company.

          "Effective Date" has the meaning set forth in Section 1 hereof.

          "Employee" means any employee of the Company.

          "Fair Market Value" (i) with respect to any Option or any portion thereof at any time means (x) the value of one Common Share, determined as set forth in clause (ii), minus (y) the respective exercise price(s) per share; which amount shall be multiplied by (z) the number of Common Shares subject to such Option or applicable portion thereof; and (ii) with respect to any Common Shares, means fair market value of such Common Shares as determined in good faith by the Committee.

          "Initial Option" means the first Option granted to a particular Employee.

          "Option" means any Option granted under this Plan and includes any Initial Option. The terms of an Option may differ for different Optionees.

          "Option Agreement" means any agreement or other instrument pursuant to which an Option is granted to an Optionee.

          "Optionee" means a Person to whom an Option has been granted under the Plan and who has rights therein under the Plan.

          "Payment Note" has the meaning set forth in Section 6(i) hereof.

          "Permitted Transferees" means (w) any general or limited partner of MSLEF (a "MSLEF Partner"), and any corporation, partnership, Affiliated Employee Benefit Trust or other entity which is an Affiliate of any MSLEF Partner (collectively, the "MSLEF Affiliates"), (x) any managing director, general partner, limited partner, director, officer or employee of MSLEF or a MSLEF Affiliate (collectively, "MSLEF Associates"), (y) the heirs, executors, administrators, testamentary trustees, legatees or beneficiaries of any MSLEF Associate, and (z) a trust the beneficiaries of which, or a corporation or partnership, the stockholders or general or limited partners of which, include only MSLEF, MSLEF Affiliates, MSLEF Associates, their spouses or their lineal descendants.

          "Person" means any individual, corporation, partnership, joint stock company, trust, joint venture, association, or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

          "Public Offering" means any underwritten public offering of equity securities (or securities convertible into equity securities) of the Company pursuant to an effective registration statement under the Securities Act of 1933 other than pursuant to a registration statement on Form S-8 or any successor or similar form.

          "Realization Event" means any sale of all or substantially all of the assets of the Company, any sale of at least a majority of the Voting Stock on a primary or secondary basis, or any recapitalization, reclassification, merger or consolidation involving a Change of Control.

          "Retirement" means, unless otherwise agreed by contract, with respect to any Optionee, such Optionee's termination of employment with the Company
     (i) pursuant to any arrangement of the Company providing for early retirement of its Employees, (ii) at an age of not less than 65 years or
     (iii) otherwise determined by the Committee to be a retirement.

          "Seller" has the meaning set forth in Section 6 (i) (iii) hereof.

          "Subsidiary" means any entity of which securities or other ownership interests having ordinary voting power to elect at least 50% of the members of the board of directors or other persons performing similar functions are directly or indirectly owned by the Company.

          "Successor" means the legal representative of a deceased Optionee or the person or persons who acquire the right to exercise an Option by bequest or inheritance or by reason of the death or legal incapacity of any Optionee.

          "Vested Option" has the meaning set forth in Section 6(c) hereof.

          "Vesting Schedule" has the meaning set forth in Section 6(d) hereof.

          "Voting Stock" means the Common Stock and the Class A Common Stock of the Company.

          3.   Administration of Plan.

               (a) The Plan shall be supervised and administered by the Committee which shall have full and final authority in its discretion, subject to the provisions of the Plan and applicable law, to determine the individuals to whom and the time or times at which Options shall be granted and the number of Common Shares covered by each Option; to determine the terms of any Payment Note; to construe and interpret the Plan, any Option Agreement and any Payment Note; and to make all other determinations and take all other actions deemed necessary or advisable for the administration of the Plan.

               (b) Determinations Under the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Option shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons, including the Company, any Optionee, any Successor, any Seller, any shareholder and any Employee.

          4. Common Shares Subject to Options. Subject to adjustment as provided in Section 7, the aggregate number of Common Shares may be issued upon the exercise of Options granted under the Plan shall be 82,783. The Common Shares to be issued upon the exercise of Options may consist of authorized but unissued shares, treasury shares or other shares issued and reacquired by the Company or shares otherwise acquired for the purposes of the Plan. If any Option shall, for any reason, terminate or expire or be surrendered without having been exercised in full or otherwise without the delivery of Common Shares, the Common Shares subject to such Option but not purchased thereunder shall again be available for new Options to be granted under the Plan. The maximum aggregate number of Shares that may be granted in any one calendar year to any one Grantee shall be 200,000.

          5. Grants to Participants. Options may be granted under the Plan to any person who has been an employee of the Company or any of its present or future Subsidiaries for a period of one (1) year or more; provided, however, that the Committee may, in its sole discretion, grant one or more Options under the Plan to any person who has been an Employee of the Company or of any of its present or future Subsidiaries for a period of less than one (1) year. Subject to the provisions of the Plan including
     Section 6 below, the Committee shall have the sole and complete authority to determine the exercise price per share for an Option and the terms of each Option Agreement, which may be different for each Optionee.

          6. Terms and Conditions of Options. Any Option granted under the Plan shall be evidenced by an Option Agreement executed by the Company and the Optionee and shall contain terms and conditions not inconsistent with the following limitations and conditions:

               (a)  Exercise Price.   Each Option shall  represent the right  to
          purchase one or more Common Shares at a purchase price per share set forth in the Option Agreement.

               (b) Period of Option. The term of each Option shall be ten (10) years from the Date of Grant of such Option subject to earlier termination and expiration as provided in Section 6(h), in the Option Agreement or in another agreement to which the Optionee is a party.

               (c) Vesting of Options in General. An Option granted under the Plan shall vest in accordance with Subsection (d) below. Any Option which shall have become vested in accordance with said Subsection (d) and which shall not have been previously exercised (a "Vested Option") shall become exercisable in accordance with Section (e) below.

               (d) Vesting Schedule. (i) Unless and to the extent otherwise provided in the Option Agreement, and except as provided by Clause
          (ii) through Clause (iv) and Subsection 6(h) below, the following schedule (the "Vesting Schedule") shall apply to an Options:

          Years of Service Since Date of Grant            Vested Options
          ------------------------------------            --------------

               0 (On Date of Grant)                             0%
               3                                               100%

                    (ii)           Accelerated  Vesting  For   Initial  Options.
               Notwithstanding the Vesting Schedule above, but only if and to the extent provided by the provisions of the applicable Option Agreement, an Initial Option granted hereunder may vest upon the Date of Grant, or upon such other time or times as provided under the provisions of the applicable Option Agreement.

                    (iii) Accelerated Vesting Upon Occurrence of Realization Event. Notwithstanding the Vesting Schedule above but subject to the provisions of the applicable Option Agreement, upon occurrence of a Realization Event, each outstanding Option (including any outstanding Initial Option) shall become fully vested as of a date immediately prior to the occurrence of such Realization Event. The Committee shall notify the Optionee of the occurrence of a Realization Event within a reasonable period of time.

                    (iv) Full Discretion In Committee. No provision of this Section 6(d) shall impair the Committee's authority to accelerate the vesting of any outstanding Option at any time, or to provide in any Option Agreement for provisions that differ from the provisions set forth in this Section (d) relating to vesting of Options (including Initial Options) upon the occurrence of a Realization Event.

               (e) Exercise of Vested Options. Unless and to the extent otherwise provided in the applicable Option Agreement and subject to
          Section 6(h) below, each Vested Option shall be exercisable at such time or times throughout a period commencing upon the earlier of [a] the occurrence of a Realization Event, or [b] the expiration of five
          (5) years from the Date of Grant, and ending upon the expiration or termination of such Option as set forth herein or as set forth in the applicable Option Agreement; provided, however, that no provision of this Section 6(e) shall impair the Committee's authority to accelerate the exercisability of any outstanding Vested Option at any time, or to provide in any Option Agreement for provisions that differ from the provisions set forth in this Section (e) relating to exercisability upon the expiration of five (5) years from the Date of Grant or upon the occurrence of a Realization Event. The Committee may impose in any Option Agreement such conditions with respect to the exercise of each Vested Option as it may deem necessary or advisable.

               (f) Shareholder Rights. Each Optionee shall, if requested by the Company on or after the Date of Grant, execute and become a party to a shareholders agreement or a similar type of agreement with such provisions regarding shareholder matters as the Company considers appropriate. An Optionee shall not have any of the rights of a shareholder of the Company in respect of the Common Shares subject to an Option until or unless certificates evidencing the Common Shares purchased pursuant to the exercise of such Option are properly delivered to such Optionee.

               (g) Nontransferability. Except as otherwise provided in the Option Agreement to which the Optionee is a party and notwithstanding any other provision of this Plan or of any shareholders agreement to which the Optionee is a party, no Option shall be transferable or assignable by an Optionee, other than by will or the laws of descent and distribution, and each such Option shall be exercisable, during the Optionee's lifetime, only by such Optionee.

               (h)  Certain Forfeitures and Repurchases of Options.

                    (i) Unless otherwise expressly provided in the Option Agreement or in another agreement between the Company and the Optionee, upon the termination of an Optionee's employment for any reason other than by reason of death of the Optionee, Disability or Retirement, any Option (whether or not then a Vested Option and whether or not then exercisable) held by such Optionee shall be deemed immediately forfeited and cancelled without any payment or consideration being due from the Company.

                    (ii) Unless otherwise expressly provided in the Option Agreement or in another agreement between the Company and the Optionee, upon termination of an Optionee's employment with the Company by reason of death of the Optionee, Disability or Retirement, any Option held by such Optionee which is not a Vested Option shall be deemed immediately forfeited and cancelled and any Vested Option held by the Optionee shall, at the Company's election at any time after such termination, be subject to purchase by the Company for an amount equal to the Fair Market Value of such Vested Option on the repurchase date. In the event the Fair Market Value of a Vested Option shall be zero or less, the repurchase of such Vested Option shall be effected by the delivery by the Company to the Optionee or his Successor, as appropriate, of a written notice stating that the Fair Market Value is zero and that such Vested Option is cancelled.

               If the Company elects to purchase a Vested Option pursuant to this Section 6(h), the Company shall deliver written notice (a "Purchase Notice") to such Optionee or such Optionee's Successor, as appropriate, to such effect. Upon receipt of any Purchase Notice each Vested Option subject to being purchased shall be deemed to be expired and cancelled automatically upon receipt of the Purchase Notice and the purchase price. Payment of the purchase price may be made in cash or by certified check. Payment effected through a promissory note of the Company in accordance with the provisions of Section 6(i)(iv) hereof shall be deemed payment in cash for purposes of this Section 6(h).

               (i)  Certain Repurchases of Common Shares.

                     (i) Notwithstanding any other provision of this Plan or any shareholders agreement to which the Optionee is a party but subject to the provisions of any Option Agreement, upon the termination of an Optionee's employment prior to an initial Public Offering by the Company, the Company may elect, at any time after such termination and prior to such Public Offering, to require such Optionee or his Successor to sell to the Company, and such Optionee or such Successor shall sell, all Common Shares acquired as a result of the exercise of an Option and owned by such Optionee and Successor in accordance with this Section 6(i). The price at which such Surrendered Shares (as defined in Section 6(i)(iii)) may be repurchased shall be determined as follows: (1) in the case of a repurchase arising from a termination under the circumstances set forth in Section 6(h)(i), an amount equal to the product of (x) the lower of (A) the exercise price for the Option pursuant to which the Common Shares were purchased and (B) the Fair Market Value of a Common Share as of the date of such termination of employment multiplied by (y) the number of Common Shares so repurchased, and (2) in other cases, an amount equal to the product of Fair Market Value of a Common Share as of the termination date multiplied by the number of Common Shares repurchased.

                    (ii) If the Company elects to exercise its right to require any Optionee or any Optionee's Successor to sell Common Shares pursuant to this Section 6(i), the Company shall deliver written notice (a "Repurchase Notice") to such Optionee or such Successor to such effect.

                    (iii) The Common Shares specified in the Repurchase Notice as being subject to repurchase (collectively, "Surrendered Shares") shall be surrendered for repurchase within ten (10) business days of the date of such receipt of such notice (the "Repurchase Date"). On the Repurchase Date, the Optionee or the Optionee's Successor selling such Surrendered Shares (the "Seller") shall deliver to the Company the certificate or certificates representing the Surrendered Shares owned by such Seller on such date against delivery by the Company of the repurchase amount to such Seller, which may be paid at the election of the Company, in cash or by certified check, or, in the event the Company is prohibited from making payment with cash as a result of a credit agreement or debt obligation binding upon the Company, by a promissory note issued by the Company (a
               "Payment Note") payable to the order of the Seller. All certificates for Surrendered Shares shall be duly endorsed in favor of the Company by the Seller in whose name such certificate or certificates is registered or accompanied by a duly executed stock or security assignment in favor of the Company with the signature(s) thereon guaranteed by a commercial bank or trust company or a member of a national securities exchange or the National Association of Securities Dealers, Inc. If any Seller shall fail to deliver such certificate or certificates (or evidence) to the Company within the time required, the Company shall cause its books and records to show that the Surrendered Shares are bound by the provisions of this Section 6(i) of the Plan and that the Surrendered Shares, until transferred to the Company, shall not be entitled to any proxy, dividend or other rights from the date by which such certificate or certificates should have been delivered to the Company.

                    (iv) Each Payment Note shall (A) be payable to the order of the Seller, (B) be issued and dated the Repurchase Date,
               (C) be in a principal amount equal to the repurchase price of such Surrendered Shares and (D) mature on demand or at a stated maturity date. Each Payment Note shall bear interest in respect of the unpaid principal amount of such Payment Note from the Repurchase Date to the maturity date thereof at a rate per annum equal to the then-current yield to maturity on United States treasury securities of comparable maturity, as determined in good faith by the Company, plus 100 basis points.

                    (v) The Company shall have the right to resell to any Person any Surrendered Shares received from a Seller pursuant to this Section 6(i), whether or not the applicable Repurchase Price has been paid to such Seller; provided that any such sale or other disposition by the Company of Surrendered Shares shall not relieve the Company of its obligation to pay the applicable repurchase price for such Surrendered Shares.

               (j) Other Provisions. The grant of any Option may also be subject to such other provisions (whether or not applicable to any Option granted to any other Optionee) as the Committee deems appropriate, including provisions to assist the Optionee in financing the acquisition of Common Shares, provisions for the forfeiture of, or restrictions on resale or other disposition of, shares acquired under any Option in addition to those provisions set forth in Section 8 hereof or in any shareholders agreement to which the Optionee is a party, provisions giving the Company the right to purchase Options in circumstances other than those described in Section 6(h) and to repurchase shares acquired under any Option in the event the Optionee elects to dispose of such shares, provisions to comply with federal and state securities laws, understandings or conditions as to the Optionee's employment in addition to those specifically provided for under the Plan and provisions accelerating the vesting of any Option upon the occurrence of specified events or otherwise in the discretion of the Committee.

          7.   Adjustment Provisions.

               (a) If the Company shall at any time change the number of issued Common Shares without new consideration to it (by stock dividends, stock splits, or similar transactions), the total number of Common Shares reserved for issuance under this Plan and the number of such shares covered by each outstanding Option shall be adjusted so that the aggregate consideration payable by the Optionee upon exercise, and the benefit intended to be provided under each such Option immediately before and immediately after such adjustment, shall be maintained.

               (b) In the case of any merger, recapitalization, consolidation, split-up, spin-off, repurchase, distribution or similar transaction affecting the Common Shares, the Committee shall take such action as in its sole discretion it deems appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan and the Options granted hereunder.

               (c) Notwithstanding any other provision of this Plan, and without affecting the number of Common Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of Options or similar rights in connection with any merger, consolidation, acquisition of property or stock, or reorganization, whether or not the Company is a surviving or continuing corporation, upon such terms and conditions as it may deem appropriate.

               (d) Notwithstanding any other provision of this Plan, the payment to any Optionee at any time of an amount equal to the excess, if any, of the Fair Market Value at such time of the number of Common Shares subject to such Option over the aggregate exercise price of such Option, in consideration of the cancellation thereof, shall extinguish any rights of the holder of such Option in connection therewith.

               (e) Notwithstanding any other provision of this Plan, in the event of the dissolution or liquidation of the Company, any Option granted under the Plan shall terminate as of a date to be fixed by the Committee, provided that not less than thirty (30) days' written notice of the date so fixed shall be given to each Optionee, and each such Optionee shall have the right during such period to exercise his Option as to all or any part of the Common Shares covered thereby.

          8. Restrictions on Common Shares Issued. The exercise of each Option shall be subject to the condition that if at any time the Company shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any Common Share otherwise deliverable upon such exercise upon any securities exchange or under any state, or federal law, or that the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of Common Shares pursuant thereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

          9. No Right to Continued Employment. The granting of an Option to any person does not alter in any way the rights of the Company to terminate such Optionee's employment at any time for any reason nor does it confer upon such person any rights or privileges to continue employment or otherwise except as specifically provided for in the Plan.

          10. Amendment, Suspension, and Termination of Plan. The Board may at any time suspend or terminate the Plan or may amend it from time to time in such respects as the Board may deem advisable, in the best interests of the Company and in accordance with the purposes of the Plan; provided, however, that without approval by the holders of a majority of the securities of the Company entitled to vote, no such amendments shall (i) except as specified in Section 7, increase the maximum number of Common Shares with respect to which Options may be granted under the Plan, or (ii) change the provisions of the second sentence of this Section 10 relating to the term of this Plan or (iii) change the class of persons eligible to receive Options under the Plan. Unless the Plan shall theretofore have been terminated by the Board, the Plan shall terminate 10 years after the Effective Date of the Plan. No Option may be granted during any suspension or after the termination of the Plan. No amendment, suspension, or termination of the Plan shall, without an Optionee's consent, impair any of the rights or obligations under any Option theretofore granted to such Optionee under the Plan.

          11. Withholding. The Company may establish appropriate procedures to provide for payment of such income and other taxes as may be required by law to be paid or withheld in connection with the exercise of Options, and to ensure that the Company receives prompt advice concerning the occurrence of any event that may create, or affect the timing or amount of, any obligation to pay or withhold such taxes or that may make available to the Company any tax deduction resulting from such occurrence. Without limiting the generality of the foregoing, an Optionee may be given the opportunity to elect to have Common Shares withheld to satisfy withholding obligations.

                                                                       EXHIBIT D

                            AMERICAN ITALIAN PASTA COMPANY
                              1997 EQUITY INCENTIVE PLAN

                              Effective October 7, 1997

          Note the following plan reflects the amendment adopted by the Company on February 25, 1998.


     Article 1.  Establishment, Effective Date, Objectives, and Duration

          1.1 Establishment of the Plan. American Italian Pasta Company, a Delaware corporation (the "Company"), hereby establishes an incentive compensation plan to be known as the "American Italian Pasta Company 1997 Equity Incentive Plan" (the "Plan"). The Plan has been adopted by the Board of Directors of the Company (the "Board") and the stockholders of the Company. The Plan shall be effective as of October 7, 1997 (the "Effective Date").

          1.2 Objectives of the Plan. The Plan is intended to allow selected employees, directors and consultants of the Company and its Subsidiaries to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and to assist the Company and its Subsidiaries in attracting new employees, directors and consultants and retaining existing employees, directors, and consultants. The Plan is also intended to optimize the profitability and growth of the Company through incentives which are consistent with the Company's goals; to provide employees and directors with an incentive for excellence in individual performance; and to promote teamwork among employees, directors, and consultants.

          1.3 Duration of the Plan. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Article 15 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Incentive Stock Option be granted under the Plan on or after the date 10 years following the earlier of (i) the date the Plan was adopted and (ii) the date the Plan was approved by the stockholders of the Company.

     Article 2.  Definitions

          Whenever used in the Plan, the following terms shall have the meanings set forth below:

          2.1  "Article" an Article of the Plan.

          2.2  "Award"  means  Options  (including  Incentive  Stock   Options),
     Restricted Shares, Bonus Shares, stock appreciation rights (SARs), perfor-mance units or performance shares granted under the Plan.

          2.3 "Award Agreement" means the written agreement by which an Award shall be evidenced.

          2.4  "Board" -- see Section 1.1.

          2.5 "Bonus Shares" means Shares that are awarded to a Grantee without cost and without restrictions in recognition of past performance (whether determined by reference to another employee benefit plan of the Company or otherwise) or as an incentive to become an employee, director or consultant of the Company or a Subsidiary.

          2.6  "Cause"  means,  unless  otherwise  defined   in  any  Employment
     Agreement or Award Agreement, any one or more of the following:

               (A) a Grantee's commission of a crime which, in the judgment of the Committee, is likely to result in injury to the Company or a Subsidiary;

               (B) the material violation by the Grantee of written policies of the Company or a Subsidiary;

               (C) the habitual neglect by the Grantee in the performance of his or her duties to the Company or a Subsidiary;

               (D) action or inaction by the Grantee in connection with his or her duties to the Company or a Subsidiary resulting, in the judgment of the Committee, in a material injury to the Company or a Subsidiary;

               (E) the rendering of services by the Grantee for any organiza-tion or engaging directly or indirectly in any business which is or becomes competitive with the Company or a Subsidiary or which organi-zation or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company or a Subsidiary;

               (F) any attempt by the Grantee directly or indirectly to induce any employee of the Company or a Subsidiary to be employed or perform services elsewhere or any attempt directly or indirectly to solicit (other than for the account of the Company or a Subsidiary) the trade or business of any current or prospective customer, supplier, or partner of the Company or a Subsidiary; or

               (G) any other conduct or act determined by the Committee to be injurious, detrimental, or prejudicial to any interest of the Company or a Subsidiary.

          2.7  "Code" means the  Internal Revenue Code of 1986,  as amended from
     time to  time, and  regulations and  rulings thereunder.   References  to a
     particular section of the Code include references to successor provisions.

          2.8 "Committee," "Plan Committee," and "Management Committee" each have the meanings set forth in Article 3. [Amended February 25, 1998].

          2.9 "Common Stock" means the Class A Convertible Common Stock, $.001 par value, of the Company.

          2.10  "Company" -- see Section 1.1.

          2.11 "Covered Employee" means a Grantee who, as of the date of the value of an Award is recognizable as income, is one of the group of "covered employees," within the meaning of Code Section 162(m).

          2.12 "Disability" means, unless otherwise defined in an Employment Agreement or Award Agreement, for purposes of the exercise of an Incentive Stock Option after Termination of Affiliation, a disability within the meaning of Section 22(e)(3) of the Code, and for all other purposes, a mental or physical condition which, in the judgment of the Committee, renders a Grantee unable to perform any of the principal job responsibili-ties which such Grantee held or the tasks to which such Grantee was assigned at the time the disability was incurred, and which condition is expected to be permanent or for an indefinite duration exceeding two years.

          2.13"Disqualifying Disposition" -- see Section 6.4.

          2.13 "Effective Date" -- see Section 1.1.

          2.14 "Eligible Person" means (i) any employee (including any officer) of the Company or any Subsidiary, including any such employee who is on an approved leave of absence, layoff, or has been subject to a disability which does not qualify as a Disability; (ii) any director of the Company or any Subsidiary; and (iii) any person performing services for the Company or a Subsidiary in the capacity of a consultant.

          2.15"Employment Agreement" means, with respect to any Grantee, any employment agreement by and between the Company and such Grantee.

          2.16 "Exchange Act"  means  the Securities  Exchange Act  of 1934,  as
     amended from  time to  time.   References to  a particular  section of  the
     Exchange Act include references to successor provisions.

          2.17 "Fair Market Value" means (A) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee, and (B) with respect to Shares, unless otherwise determined in the good faith discretion of the Committee, as of any date, (i) the closing price on the date of determination on the New York Stock Exchange (or, if no sale of Shares was reported for such date, on the next preceding date on which a sale of Shares was reported), (ii) if the Shares are not listed on the New York Stock Exchange, the closing price of the Shares on such other national exchange on which the Shares are principally traded or as reported by the National Market System, or similar organization, or if no such quotations are available, the average of the high bid and low asked quotations in the over-the-counter market as reported by the National Quotation Bureau Incorporated or similar organizations; or (iii) in the event that there shall be no public market for the Shares, the fair market value of the Shares as determined (which determination shall be conclusive) in good faith by the Committee, based upon the value of the Company as a going concern, as if such Shares were publicly owned stock, but without any discount with respect to minority ownership. Notwithstanding the forego-ing, Fair Market Value for Awards made on the effective date of the initial public offering of the Company shall mean the price to the public pursuant to the form of final prospectus used in connection with the initial public offering, as indicated on the cover page of such prospectus or otherwise.

          2.18 "Freestanding SAR" means an SAR that is granted independently of any other Award.

          2.19 "Grant Date" -- see Section 5.2.

          2.20 "Grantee" means an individual who has been granted an Award.

          2.21 "Incentive Stock Option" means an option granted under Article 6 of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provisions thereto.

          2.22 "including" or "includes" means "including, without limitation," or "includes, without limitation", respectively.

          2.23 "Mature Shares" means Shares for which the holder thereof has good title, free and clear of all liens and encumbrances, and which such holder either (i) has held for at least six months or (ii) has purchased on the open market.

          2.24 "Minimum Consideration" means $.001 per Share or such other amount that is from time to time considered to be capital for purposes of
     Section 154 of the Delaware General Corporation Law.

          2.25 "Option" means an option granted under Article 6 of the Plan.

          2.26 "Option Price" means the price at which a Share may be purchased by a Grantee pursuant to an Option.

          2.27 "Option Term" means the period beginning on the Grant Date of an Option and ending on the expiration date of such Option, as specified in the Award Agreement for such Option and as may, in the discretion of the Committee and consistent with the provisions of the Plan, be extended from time to time prior to the expiration date of such Option then in effect.

          2.28 "Performance-Based   Exception"   means   the   performance-based
     exception from the tax deductibility limitations of Code Section 162(m).

          2.29 "Performance Period" -- see Section 9.2.

          2.30 "Period of Restriction" means the period during which the transfer of Restricted Shares is limited in some way (the length of the period being based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Commit-tee, in its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8.

          2.31 "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

          2.32 "Plan" -- see the introductory paragraph.

          2.33 "Reload Option" -- see Section 6.5.

          2.34 "Required Withholding" -- see Article 16.

          2.35 "Restricted Shares" means Shares that are subject to forfeiture if the Grantee does not satisfy the conditions specified in the Award Agreement applicable to such Shares.

          2.36 "Rule 16b-3" means Rule 16b-3 promulgated by the SEC under the Exchange Act, as amended from time to time, together with any successor rule, as effect from time to time.

          2.37 "Retirement" means for any Grantee who is an employee, a Termina-tion of Affiliation by the Grantee upon attaining age 65 with at least five years of service as an employee of the Company or a Subsidiary.

          2.38 "SAR" means a stock appreciation right.

          2.39 "SEC" means the United States Securities and Exchange Commission, or any successor thereto.

          2.40 "Section" means, unless the context otherwise requires, a Section of the Plan.

          2.41 "Share" means a share of Common Stock.

          2.42 "Strike Price" of any SAR shall equal, for any Tandem SAR that is identified with an option, the Option Price of such option, or for any other SAR, 100% of the Fair Market Value of a Share on the Grant Date of such SAR; provided that the Committee may specify a higher Strike Price in the Award Agreement.

          2.43 "Subsidiary" means, for purposes of grants of Incentive Stock Options, a corporation as defined in Section 424(f) of the Code (with the Company being treated as the employer corporation for purposes of this definition) and, for all other purposes, a United States or foreign corporation with respect to which the Company owns, directly or indirectly, 50% or more of the then-outstanding common stock.

          2.44 "Tandem SAR" means an SAR that is granted in connection with a related Award, the exercise of which shall require cancellation of the right to purchase a Share under the related Award (and when a Share is purchased under the related Award, the Tandem SAR shall similarly be canceled).

          2.45 "Termination of Affiliation" occurs on the first day on which an individual is for any reason no longer providing services to the Company or any Subsidiary in the capacity of an employee, director or consultant, or with respect to an individual who is an employee or director of, or consultant to, a Subsidiary, the first day on which the Company no longer owns, directly or indirectly, voting securities possessing at least 50% of the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors of such Subsidiary.

     Article 3.  Administration

          3.1 Committee. Subject to Article 15, and to Section 3.2, the Plan shall be administered by the Board, or a committee appointed by the Board to administer the Plan ("Plan Committee"). The Board or the Plan Committee may appoint a committee ("Management Committee") consisting of two or more members of the Board and delegate to such Management Committee such nonexclusive power and authority as such appointing entity deems appropri-ate, with respect to Awards to any employee of the Company or any Subsid-iary below the rank of Vice President, subject to the terms of the Plan. Notwithstanding any delegation of authority to the Management Committee, in the event of any conflict between the Plan Committee and the Management Committee, the Plan Committee shall prevail. Any references herein to "Committee" are references to the Board, or the Plan Committee or the Management Committee, as applicable. The number of members of the Commit-tee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case as the Board deems appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 as then in effect.

          3.2 Powers of Committee. Subject to the express provisions of the Plan, the Committee has full and final authority and sole discretion as follows:

                    (i) to determine when, to whom and in what types and amounts Awards should be granted and the terms and conditions applicable to each Award, including the benefit payable under any SAR, performance unit or performance share, and whether or not specific Awards shall be granted in connection with other specif-ic Awards, and if so whether they shall be exercisable cumula-tively with, or alternatively to, such other specific Awards;

                    (ii) to determine the amount, if any, that a Grantee shall pay for Restricted Shares, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, when Restricted Shares (including Restricted Shares acquired upon the exercise of an option) shall be forfeit-ed and whether such shares shall be held in escrow;

                    (iii) to construe and interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan;

                    (iv) to make, amend, and rescind rules relating to the Plan, including rules with respect to the exercisability and nonforfeitability of Awards upon the Termination of Affiliation of a Grantee;

                    (v) to determine the terms and conditions of all Award Agreements (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan; provided that the consent of the Grantee shall not be required for any amendment which (A) does not adversely affect the rights of the Grantee, or (B) is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new or change in existing applicable law;

                    (vi) to cancel, with the consent of the Grantee, outstand-ing Awards and to grant new Awards in substitution therefor;

                    (vii) to accelerate the exercisability (including exercisability within a period of less than six months after the Grant Date) of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time, including in connection with a Termination of Affiliation (other than for Cause);

                    (viii) subject to Sections 1.3 and 5.3, to extend the time during which any Award or group of Awards may be exercised;

                    (ix) to make such adjustments or modifications to Awards to Grantees working outside the United States as are advisable to fulfill the purposes of the Plan;

                    (x) to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards which may from time to time be exercised by a Grantee; and

                    (xi) to take any other action with respect to any matters relating to the Plan for which it is responsible.

          The determination of the Committee on all matters relating to the Plan or any Award Agreement shall be final, conclusive and binding on all Persons. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

     Article 4.  Shares Subject to the Plan and Maximum Awards

          4.1 Number of Shares Available for Grants. Subject to adjustment as provided in Section 4.2, the number of Shares hereby reserved for issuance under the Plan shall be 2,000,000. If any Shares subject to an Award granted hereunder are forfeited or such Award otherwise terminates without the issuance of such Shares or of other consideration in lieu of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination shall again be available for grant under the Plan. The Committee shall from time to time determine the appropriate methodology for calculating the number of shares issued pursuant to the Plan. Shares issued pursuant to the Plan may be treasury shares or newly-issued Shares.

          (a)  Options:   The  maximum aggregate  number of  Shares that  may be
               granted in the form of options, pursuant to any Award granted in any one calendar year to any one Grantee shall be 500,000.

          (b) SARs: The maximum aggregate number of SARs available under the Plan shall be 500,000, and the maximum aggregate number of SARs that may be granted in any one calendar year to any one Grantee shall be 500,000.

          (c) Restricted Shares: The maximum aggregate number of Shares that may be granted as Restricted Shares under the Plan shall be 500,000, and the maximum aggregate grant with respect to Awards of Restricted Shares granted in any one calendar year to any one Grantee shall be 500,000.

          (d) Bonus Shares: The maximum number of Shares that may be granted as Bonus Shares under the Plan shall be 500,000.

          (e) Performance Shares/Performance Units: The maximum aggregate payout (determined as of the end of the applicable performance period) with respect to Awards of performance shares or perfor-mance units granted in any one calendar year to any one Grantee shall be equal to the value of 250,000 Shares.

          (f) Awards by Management Committee: The maximum aggregate number of shares that may be delivered pursuant to Awards granted by the Management Committee shall be 10,000, or such larger number as the Board or the Plan Committee may designate from time to time.

          4.2 Adjustments in Authorized Shares. In the event that the Commit-tee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that any adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an out-standing Award; provided, in each case that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code or any successor provision thereto; and provided further, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

     Article 5.  Eligibility and General Conditions of Awards

          5.1 Eligibility. The Committee may in its discretion grant Awards to any Eligible Person, whether or not he or she has previously received an Award.

          5.2 Grant Date. The Grant Date of an Award shall be the date on which the Committee grants the Award or such later date as specified in advance by the Committee.

          5.3 Maximum Term. Any provision of the Plan to the contrary notwith-standing, the Option Term or other period during which an Award may be outstanding shall under no circumstances extend more than 10 years after the Grant Date, and shall be subject to earlier termination as herein provided.

          5.4  Award Agreement.   To the extent not  set forth in the  Plan, the
     terms and conditions of each Award (which need not be the same for each grant or for each Grantee) shall be set forth in an Award Agreement.

          5.5 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise or vesting of an Award as it may deem advisable, including restrictions under applicable federal securities laws.

          5.6 Termination of Affiliation. Each Grantee's Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the option following Termination of Affiliation. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement, need not be uniform among all options granted under the Plan, and may reflect distinctions based on the reasons for Termination of Affiliation.

          5.7  Nontransferability of Awards.

               (a) Each Award, and each right under any Award, shall be exer-cisable only by the Grantee during the Grantee's lifetime, or, if permissible under applicable law, by the Grantee's guardian or legal representative or by a transferee receiving such Award pursuant to a qualified domestic relations order (a "QDRO") as defined in the Code or Title I of the U.S. Employee Retirement Income Security Act of 1974 ("ERISA"), or the rule thereunder, or any analogous order in any other relevant jurisdiction.

               (b) No Award (prior to the time, if applicable, Shares are issued in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent or distribution (or in the case of Restricted Shares, to the Company) or pursuant to a QDRO, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary; provid-ed, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encum-brance.

          5.8  Cancellation and Rescission of Awards.

               (a) Unless the Award Agreement specifies otherwise, the Commit-tee may cancel, rescind, suspend, withhold, or otherwise limit or restrict any unexercised Award at any time if the Grantee is not in compliance with all applicable provisions of the Award Agreement and the Plan or if the Grantee has a Termination of Affiliation for Cause.

               (b) Upon exercise, payment, or delivery pursuant to an option, the Grantee shall certify in a manner acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan. In the event a Grantee fails to comply with the provisions of this
          Section 5.8 prior to, or during the six months after, any exercise, payment, or delivery pursuant to an Award, such exercise, payment, or delivery may be rescinded by the Company within two years thereafter. In the event of any such rescission, the Grantee shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment, or delivery in such manner and on such terms and conditions as may be required, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the Grantee by the Company.

          5.9 Loans and Guarantees. The Committee may in its discretion allow a Grantee to defer payment to the Company of all or any portion of (i) the Option Price of an option, (ii) the purchase price of Restricted Shares, or
     (iii) subject to applicable law, any taxes associated with the exercise, nonforfeitability of, or payment of benefits in connection with, an Award, or cause the Company to guarantee a loan from a third party to the Grantee, in an amount equal to all or any portion of such Option Price, or any related taxes. Any such payment deferral or guarantee by the Company shall be on such terms and conditions as the Committee may determine.

     Article 6.  Stock Options

          6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be deter-mined by the Committee.

          6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the Option Term, the number of shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other provisions as the Committee shall determine.

          6.3 Option Price. The Option Price of an option under this Plan shall be determined in the sole discretion of the Committee, but shall be at least equal to 100% of the Fair Market Value of a Share on the Grant Date.

          6.4 Grant of Incentive Stock Options. At the time of the grant of any Option, the Committee may in its discretion designate that such Option shall be made subject to additional restrictions to permit it to qualify as an "incentive stock option" under the requirements of Section 422 of the Code. Any Option designated as an Incentive Stock Option:

                    (i) shall, if granted to a 10% Owner, have an Option Price not less than 110% of the Fair Market Value of a Share on its Grant Date;

                    (ii) shall be for a period of not more than 10 years (five years in the case of an Incentive Stock Option granted to a 10% Owner) from its Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agree-ment;

                    (iii) shall not have an aggregate Fair Market Value (as of the Grant Date of each Incentive Stock Option) of the Shares with respect to which Incentive Stock Options (whether granted under the Plan or any other stock option plan of the Grantee's employer or any parent or Subsidiary thereof ("Other Plans")) are exercis-able for the first time by such Grantee during any calendar year, determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000 (the "$100,000 Limit");

                    (iv) shall, if the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to the portion of such grant which is exercisable for the first time during any calendar year ("Current Grant") and all Incentive Stock Options previously granted under the Plan and any Other Plans which are exercisable for the first time during a calendar year ("Prior Grants") would exceed the $100,000 Limit, be exercisable as follows:

                                   (A) the portion of the Current Grant which would, when added to any Prior Grants, be exercisable with respect to Shares which would have an aggregate Fair Market Value (determined as of the respective Grant Date for such options) in excess of the $100,000 Limit shall, notwith-standing the terms of the Current Grant, be exercisable for the first time by the Grantee in the first subsequent calen-dar year or years in which it could be exercisable for the first time by the Grantee when added to all Prior Grants without exceeding the $100,000 Limit; and

                                   (B) if, viewed as of the date of the Current Grant, any portion of a Current Grant could not be exercised under the preceding provisions of this Section during any calendar year commencing with the calendar year in which it is first exercisable through and including the last calendar year in which it may by its terms be exercised, such portion of the Current Grant shall not be an Incentive Stock Option, but shall be exercisable as a separate option at such date or dates as are provided in the Current Grant;

               (v) shall be granted within 10 years from the earlier of the date the Plan is adopted or the date the Plan is approved by the stockholders of the Company;

               (vi) shall require the Grantee to notify the Committee of any disposition of any Shares issued pursuant to the exercise of the Incentive Stock Option under the circumstances described in Sec-tion 421(b) of the Code (relating to certain disqualifying disposi-tions) (any such circumstance, a "Disqualifying Disposition"), within 10 days of such Disqualifying Disposition; and

               (vii) shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee's lifetime, only by the Grantee; provid-ed, however, that the Grantee may, to the extent provided in the Plan in any manner specified by the Committee, designate in writing a beneficiary to exercise his or her Incentive Stock Option after the Grantee's death.

          Notwithstanding the foregoing, the Committee may, without the consent of the Grantee, at any time before the exercise of an option (whether or not an Incentive Stock Option), take any action necessary to prevent such option from being treated as an Incentive Stock Option.

          6.5 Grant of Reload Options. The Committee may in connection with the grant of an option or thereafter provide that a Grantee who (i) is an Eligible Person when he or she exercises an Option, (ii) exercises such option for Shares which have a Fair Market Value equal to not less than 120% of the Option Price for such option ("Exercised Option") and (iii) satisfies the Option Price or Required Withholding applicable thereto with Shares shall automatically be granted, subject to Article 3, an additional option ("Reload Option") in an amount equal to the sum ("Reload Number") of the number of Shares tendered to exercise the Exercised Option plus, if so provided by the Committee, the number of Shares, if any, retained by the Company in connection with the exercise of the Exercised Option to satisfy any federal, state or local tax withholding requirements; provided that no Reload Option shall be granted in connection with the exercise of an Option that has been transferred by the initial Grantee thereof.

          6.6 Conditions on Reload Options. Reload Options shall be subject to the following terms and conditions:

               (a) the Grant Date for each Reload Option shall be the date of exercise of the Exercised Option to which it relates;

               (b) subject to Article 5, the Reload Option may be exercised at any time during the Option Term of the Exercised Option (subject to earlier termination thereof as provided in the Plan or in the applica-ble Award Agreement); and

               (c) the terms of the Reload Option shall be the same as the terms of the Exercised Option to which it relates, except that the Option Price for the Reload Option shall be 100% of the Fair Market Value of a Share on the Grant Date of the Reload Option.

          6.7 Payment. Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the option is to be exercised, accompanied by full payment for the Shares made by any one or more of the following means subject to the approval of the Committee:

                                   (A)  cash, personal check or wire transfer;

                                   (B) Mature Shares, valued at their Fair Market Value on the date of exercise;

                                   (C) with the approval of the Committee, Restricted Shares held by the Grantee for at least six months prior to the exercise of the option, each such share valued at the Fair Market Value of a Share on the date of exercise;

                                   (D) subject to applicable law, pursuant to procedures previously approved by the Company, through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise; or

                                   (E) in the discretion of the Committee, payment may also be made in accordance with Section 5.9.

     The Committee may in its discretion specify that, if any Restricted Shares ("Tendered Restricted Shares") are used to pay the Option Price, (x) all the Shares acquired on exercise of the option shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the option, or (y) a number of Shares acquired on exercise of the option equal to the number of Tendered Restricted Shares shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the option.

     Article 7.  Stock Appreciation Rights

          7.1 Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to any Eligible Person at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination thereof.

          Except as provided in Section 7.2, the Committee shall have complete discretion in determining the number of SARs granted to each Grantee (subject to Article 4), the Strike Price thereof, and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

          7.2 Exercise of Tandem SAR. Tandem SARs may be exercised for all or part of the Shares subject to the related Award upon the surrender of the right to exercise the equivalent portion of the related Award. A Tandem SAR may be exercised only with respect to the Shares for which its related Award is then exercisable.

          Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with a related option; (i) the Tandem SAR will expire no later than the expiration of the underlying option; (ii) the value of the payout with respect to the Tandem SAR may be for no more than 100% of the difference between the Option Price of the underlying option and the Fair Market Value of the Shares subject to the underlying option at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the option exceeds the Option Price of the option.

          7.3  Payment of  SAR Amount.   Upon exercise  of an  SAR, the  Grantee
     shall be entitled to receive payment from the Company in an amount deter-mined by multiplying:

               (a) the excess of the Fair Market Value of a Share on the date of exercise over the Strike Price;
     by

               (b) the number of Shares with respect to which the SAR is exercised;

     provided that the Committee may provide that the Committee may provide that the benefit payable on exercise of any SAR shall not exceed such percentage of the Fair Market Value of a Share on the Grant Date as the Committee shall specify. At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combina-tion thereof, as set forth in the Award Agreement.

     Article 8.  Restricted Shares

          8.1 Grant of Restricted Shares. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Shares to any Eligible Person in such amounts as the Committee shall determine.

          8.2  Award Agreement.    Each  grant of  Restricted  Shares  shall  be
     evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Restricted Shares granted, and such other provisions as the Committee shall determine. Subject to Article 11, the Committee shall impose such other conditions and/or restrictions on any Restricted Shares granted pursuant to the Plan as it may deem advisable, including restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), time-based restric-tions on vesting following the attainment of the performance goals, and/or restrictions under applicable securities laws.

          8.3 Other Restrictions. The Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Shares, subject to the following sentence. Except with respect to Restricted Shares that are treasury shares, for which no payment need be required, the Committee shall require the Grantee to pay at least the Minimum Consideration for each Restricted Share. Such payment shall be made in full by the Grantee before the delivery of the shares and in any event no later than 10 business days after the Grant Date for such shares.

          8.4 Effect of Forfeiture. If Restricted Shares are forfeited, then if the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an option, the Grantee shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of (x) the amount paid by the Grantee for such Re-stricted Shares, or (y) the Fair Market Value of a Share on the date of such forfeiture. The Company shall pay to the Grantee the required amount as soon as is administratively practical. Such Restricted Shares shall cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company's tender of payment for such Restricted Shares.

          8.5 Escrow; Legends. The Committee may provide that the certificates for any Restricted Shares (x) shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Shares become nonforfeitable or are forfeited or (y) shall bear an appropriate legend restricting the transfer of such Restrict-ed Shares. If any Restricted Shares become nonforfeitable, the Company shall cause certificates for such shares to be issued without such legend.

          8.6 Termination of Affiliation. Each Restricted Shares Award Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Restricted Shares following his or her Termination of Affiliation. Such provision shall be determined in the sole discretion of the Board, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Restricted Shares issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

     Article 9.  Performance Units and Performance Shares

          9.1 Grant of Performance Units/Shares. Subject to the terms of the Plan, performance units or performance shares may be granted to any Eligible Person in such amounts and upon such terms, and at any time and from time to time as shall be determined by the Committee.

          9.2 Value of Performance Units/Shares. Each performance unit shall have an initial value that is established by the Committee at the time of grant. Each performance share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number or value of performance units or performance shares, as applicable, that will be paid out to the Grantee. For purposes of this Article 9, the time period during which the perfor-mance goals must be met shall be called a "Performance Period."

          9.3 Earning of Performance Units/Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of performance units or performance shares shall be entitled to receive payout on the number and value of performance units or performance shares earned by the Grantee over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

          If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines the performance goals or Performance Period are no longer appropriate, the Committee may adjust, change or eliminate the performance goals or the applicable Performance Period as it deems appropriate in order to make them appropriate and comparable to the initial performance goals or Performance Period.

          9.4 Form and Timing of Payment of Performance Units/Shares. Payment of earned performance units or performance shares shall be made in a lump sum following the close of the applicable Performance Period. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned performance units or performance shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned performance units or performance shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. The form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

          At the discretion of the Committee, a Grantee may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of performance units or performance shares which have been earned, but not yet distributed to the Grantee. In addition, a Grantee may, at the discretion of the Committee, be entitled to exercise his or her voting rights with respect to such Shares.

          9.5 Performance Measures. Unless and until the Committee proposes for stockholder vote and stockholders approve a change in the general performance measures set forth in this Article 9, the attainment of which may determine the degree of payout and/or vesting with respect to Awards designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such Awards shall be chosen from among the following:

               (a)  Earnings (either in the aggregate or on a per-share basis);

               (b)  Net income (before or after taxes);

               (c)  Operating income;

               (d)  Cash flow;

               (e) Return measures (including return on assets, equity, or sales);

               (f) Earnings before or after taxes, and before or after depreci-ation and amortization;

               (g)  Gross revenues;

               (h) Share price (including growth measures and total stockholder return or attainment by the Shares of a specified value for a speci-fied period of time);

               (i) Reductions in expense levels in each case where applicable determined either in a Company-wide basis or in respect of any one or more business units;

               (j)  Net economic value; or

               (k)  Market share.

          The Committee shall have the discretion to adjust the determinations of the degree of attainment of the preestablished performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception, may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward).

          In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, and still qualify for the Performance-Based Exception, the Committee shall have sole discre-tion to make such changes without obtaining stockholder approval.

     Article 10.  Bonus Shares.

          10.1 Grant of Bonus Shares. Subject to the terms of the Plan, the Committee may grant Bonus Shares to any Eligible Person, in such amount and upon such terms and at any time and from time to time as shall be deter-mined by the Committee. The terms of such Bonus Shares shall be set forth in the form of the Award Agreement.

     Article 11.  Beneficiary Designation

          Each Grantee under the Plan may, from time to time, name any benefi-ciary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designa-tion shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Company, and will be effective only when filed by the Grantee in writing with the Company during the Grantee's lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee's death shall be paid to the Grantee's estate.

     Article 12.  Deferrals

          The Committee may permit or require a Grantee to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due by virtue of the exercise of an Option or SAR, the lapse or waiver of restric-tions with respect to Restricted Shares, or the satisfaction of any requirements or goals with respect to performance units or performance shares. If any such deferral is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

     Article 13.  Rights of Employees/Directors

          13.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Grantee's employment at any time, nor confer upon any Grantee's right to continue in the employ of the Company.

          13.2 Participation. No Employee or Director shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

     Article 14.  Change in Control

          14.1 Treatment of Outstanding Awards. The Committee may provide in an Award Agreement for different terms and conditions to apply prior to and after a Change in Control of the Company or a Subsidiary.

          14.2 Occurrence of Change of Control. The Committee may set rules for determining when a Change of Control of the Company or a Subsidiary has occurred.

          14.3 Pooling of Interests Accounting. Notwithstanding any other provision of the Plan to the contrary, (a) in the event that the consumma-tion of a Change in Control is contingent on using pooling of interests accounting methodology the Committee may take any action necessary to preserve the use of pooling of interests accounting; and (b) if the Committee determines, in its discretion exercised prior to a sale or merger of the Company that in the Committee's judgment is reasonably likely to occur, that the exercise of SARs would preclude the use of pooling-of-interests accounting ("pooling") after the consummation of such sale or merger and that such preclusion of pooling would have a material adverse effect on such sale or merger, the Committee may either unilaterally cancel such SARs prior to the sale or merger or cause the Company to pay the benefit attributable to such SARs in the form of Shares if the Committee determines that such payment would not cause the transaction to become ineligible for pooling.

     Article 15.  Amendment, Modification, and Termination

          15.1 Amendment, Modification, and Termination. Subject to the terms of the Plan, the Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part without the approval of the Company's stockholders, except to the extent that such stockholder approval may be required under the listing requirements of any securities exchange or national market system on which are listed the Company's equity securities or pursuant to any other regulatory or legal requirement; provided that shareholder approval is required to increase the number of Shares available under the Plan (except as provided in Section 4.2).

          15.2 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including the events described in Section 4.2) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan's meeting the requirements of Section 162(m) of the Code.

          15.3 Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary (but subject to Section 14.3), no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Grantee of such Award.

     Article 16.  Withholding

               (a)  Mandatory Tax Withholding.

                    (1) Whenever under the Plan, Shares are to be delivered upon exercise or payment of an Award or upon Restricted Shares becoming nonforfeitable, or any other event with respect to rights and benefits hereunder, the Company shall be entitled to require (i) that the Grantee remit an amount in cash, or in the Company's discretion, Mature Shares, sufficient to satisfy all federal, state, and local tax withholding requirements related thereto ("Required Withholding"), (ii) the withholding of such Required Withholding from compensation otherwise due to the Grantee or from any Shares due to the Grantee under the Plan or
               (iii) any combination of the foregoing.

                    (2) Any Grantee who makes a Disqualifying Dispo-sition or an election under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting Required Withholding; provided that, in lieu of or in addition to the foregoing, the Company shall have the right to withhold such Required Withholding from compensation otherwise due to the Grantee or from any Shares or other payment due to the Grantee under the Plan.

               (b)  Elective Share Withholding.

                    (1) Subject to the following subsection, a Grantee may elect the withholding ("Share Withholding") by the Company of a portion of the Shares otherwise deliverable to such Grantee upon the exercise of an Award or upon Restricted Shares becoming nonforfeitable (each, a "Taxable Event") having a Fair Market Value equal to (i) the minimum amount necessary to satisfy Required Withholding liability attributable to the Taxable Event; or (ii) with the Committee's prior approval, a greater amount, not to exceed the estimated total amount of such Grantee's tax liability with respect to the Taxable Event.

                    (2) Each Share Withholding election shall be subject to the following conditions:

                                   (A) any Grantee's election shall be subject to the Committee's discretion to revoke the
                    Grantee's right to elect Share Withholding at any time before the Grantee's election if the Committee has reserved the right to do so in the Award Agreement;

                                   (B) the Grantee's election must be made before the date (the "Tax Date") on which the amount of tax to be withheld is determined; and

                                   (C) the Grantee's election shall be irrevocable.

          16.1. Notification under Code Section 83(b). If the Grantee, in connection with the exercise of any option, or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Grantee's gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within 10 days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described above.

     Article 17.  Successors

          All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business and/or assets of the Company.

     Article 18.  Additional Provisions

          18.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

          18.2 Severability. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

          18.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.

          18.4 Securities Law Compliance. (a) If the Committee deems it necessary to comply with any applicable securities law, or the requirements of any stock exchange upon which Shares may be listed, the Committee may impose any restriction on Shares acquired pursuant to Awards under the Plan as it may deem advisable. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which Shares are then listed, any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restric-tions. If so requested by the Company, the Grantee shall make a written representation to the Company that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1993, as amended, and any applicable state securities law or unless he or she shall have furnished to the Company, in form and substance satisfactory to the Company, that such registration is not required.

          (b) If the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any national securities exchange or national market system on which are listed any of the Company's equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

          18.5 No Rights as a Stockholder. A Grantee shall not have any rights as a stockholder of the Company with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of such Award until such shares have been delivered to him or her. Restricted Shares, whether held by a Grantee or in escrow by the Secretary of the Company, shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan or Award Agreement. At the time of a grant of Restricted Shares, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Restricted Shares. Stock dividends and deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued. The Committee may in its discretion provide for payment of interest on deferred cash divi-dends.

          18.6 Parties to Stockholders Agreement. Prior to the delivery of Shares to a Grantee pursuant to an Award, the Committee, in its discretion, may require such Grantee to become party to, and such Shares to become subject to, the Stockholders' Agreement dated as of the October 6, 1997 among the Company and the stockholders thereto (the "Stockholders' Agree-ment"), provided that any Shares delivered pursuant to an Award granted under this Plan to any Grantee who is a party to the Stockholders Agreement as of the date hereof shall automatically be subject to the terms of the Stockholders Agreement.

          18.7 Nature of Payments. Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retire-ment, profit-sharing, bonus, insurance or other employee benefit plan of the Company or any Subsidiary or (b) any agreement between (i) the Company or any Subsidiary and (ii) the Grantee, except as such plan or agreement shall otherwise expressly provide.

          18.8 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware, other than its laws respecting choice of law.

              APPENDIX A - GRAPHIC AND IMAGE MATERIAL IN PROXY STATEMENT

          In accordance with Rule 304 of Regulation S-T, the following graphic and image material is included in the AIPC proxy statement.

     STOCK PERFORMANCE GRAPH

          The proxy statement also includes a stock performance graph, which is supplemented by a table showing the dollar value of the points on the graph. The table is set forth in this electronic format document in the section entitled "STOCK PERFORMANCE GRAPH." Both the graph and the table will be included in the paper format definitive proxy mailed to AIPC's Stockholders. In accordance with a letter to EDGAR filers dated November 16, 1992 from Mauri L. Osheroff, Associate Director of Regulatory Policy of the Division of Corporate Finance, no further explanation of the graph is set forth in this appendix.

               APPENDIX B - FORMS OF PROXY AND VOTING INSTRUCTION CARD


                            AMERICAN ITALIAN PASTA COMPANY
                                   1000 Italian Way
                          Excelsior Springs, Missouri 64024


          This proxy confers discretionary authority as described in and may be revoked in the manner described in the proxy statement dated December 28, 1998, receipt of which is hereby acknowledged.

     Signature                                  Date ___________, 1998


     Signature                                  Date ___________, 1998


     Please date and sign exactly as name(s) appear. All joint owners should sign. Executors, administrators, trustees, guardians, attorneys-in-fact, and officers of corporate stockholders should indicate the capacity in which they are signing. Please indicate whether you plan to attend the Annual Meeting:

     [  ]  Will attend                          [  ]  Will not attend

     (Continued on other side)

     [BACK OF PROXY]

     (Continued, and to be signed on reverse side)


                            AMERICAN ITALIAN PASTA COMPANY


     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. Horst W. Schroeder, Timothy S. Webster and David E. Watson, or a majority of them, are hereby authorized, with full power of substitution, to vote the shares of stock of American Italian Pasta Company entitled to vote for the stockholder(s) signing this proxy at the Annual Meeting of Stockholders to be held on February 4, 1999, or any adjournment thereof as specified below and in their discretion on all other matters that are properly brought before the Annual Meeting. IF NO CHOICE IS SPECIFIED, SUCH PROXIES WILL VOTE "FOR" THE NOMINEES NAMED HEREON AND "FOR" PROPOSAL 2.

     1.   Election of  three directors:   Nominees: Jonathan E. Baum,  Robert H.
          Niehaus and Richard C. Thompson.

     [  ] FOR all nominees

     [  ] FOR all nominees except those indicated below:

     [  ] WITHHOLD AUTHORITY to vote for all nominees.

     2. Ratification of the Board of Directors' selection of Ernst & Young LLP to serve as AIPC's independent auditors for fiscal year 1999.

     [  ] FOR [  ]  AGAINST [  ]  ABSTAIN

     3.   Approval of  American Italian  Pasta Company  Employee Stock  Purchase
          Plan.

     [  ] FOR [  ]  AGAINST [  ]  ABSTAIN

     4.   Approval of American Italian Pasta Company 1992 Stock Option Plan.

     [  ] FOR [  ]  AGAINST [  ]  ABSTAIN

     5. Approval of American Italian Pasta Company 1993 Nonqualified Stock Option Plan.

     [  ] FOR [  ]  AGAINST [  ]  ABSTAIN

     6.   Approval of American Italian Pasta Company 1997 Equity Incentive Plan.

     [  ] FOR [  ]  AGAINST [  ]  ABSTAIN

     The nominees named above and each of the other matters specified above are proposed by the Board of Directors. None of the matters is related to or conditioned on the approval of other matters.

     [FRONT OF VOTING INSTRUCTION CARD]


                            AMERICAN ITALIAN PASTA COMPANY
                                   1000 Italian Way
                          Excelsior Springs, Missouri 64024


                                  December 28, 1998


     Dear Retirement Savings Plan Participant:

     Enclosed is your voting instruction card to George K. Baum Trust Company as Trustee for shares allocated to your account under the Retirement Savings Plan (Retirement Plan).

     Please do NOT deliver this card to the Company, as your vote is confiden-tial. Your card should be returned directly to the Trustee, George K. Baum Trust Company, Twelve Wyandotte Plaza, 120 West 12th Street, Suite 830, Kansas City, Missouri 64105, in the enclosed postage-paid return envelope at your earliest convenience.

     If you have questions about the allocation of these shares, you may call the following individual for further information:

     AIPC employee contact:  Valerie R. Finney
                             (816) 502-6000


     Thank you,



     /s/ David E. Watson
     Executive Vice President - Operations Support and Technology and Secretary


     PLEASE SEE REVERSE SIDE FOR PROPOSALS TO BE VOTED
     (Date, sign and return promptly
     in the prepaid envelope enclosed.)

     (Tear Here)

     CONFIDENTIAL VOTING INSTRUCTIONS TO GEORGE K. BAUM TRUST COMPANY AS TRUSTEE UNDER THE AMERICAN ITALIAN PASTA COMPANY
     RETIREMENT SAVINGS PLAN


          Signature                Date         , 1998
                     Please sign exactly as name appears.


                                 (Continued on other side.)

     This voting instruction card is solicited by the Trustee. I hereby direct that the voting rights pertaining to shares of stock of American Italian Pasta Company held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on February 4, 1999 or any adjournment thereof as specified hereon and in their discretion on all other matters that are properly brought before the Annual Meeting.

     1.   Election  of three directors:  Nominees:   Jonathan E. Baum, Robert H.
          Niehaus and Richard C. Thompson.

     [  ] FOR all nominees

     [  ] FOR all nominees except those indicated below:

     [  ] WITHHOLD AUTHORITY to vote for all nominees.

     2. Ratification of the Board of Directors' selection of Ernst & Young LLP to serve as AIPC's independent accountants for fiscal year 1999.

     [  ] FOR [  ]  AGAINST [  ]  ABSTAIN

     3.   Approval of  American Italian  Pasta Company  Employee Stock  Purchase
          Plan.

     [  ] FOR [  ]  AGAINST [  ]  ABSTAIN

     4.   Approval of American Italian Pasta Company 1992 Stock Option Plan.

     [  ] FOR [  ]  AGAINST [  ]  ABSTAIN

     5. Approval of American Italian Pasta Company 1993 Nonqualified Stock Option Plan.

     [  ] FOR [  ]  AGAINST [  ]  ABSTAIN

     6.   Approval of American Italian Pasta Company 1997 Equity Incentive Plan.

     [  ] FOR [  ]  AGAINST [  ]  ABSTAIN

     If no choice is specified, the shares held in your ESOP account will be voted in the same proportion as the shares held by the Retirement Plan for which the Trustee receives voting instructions.